UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BBIF Government Securities Fund

BBIF Money Fund

BBIF Tax-Exempt Fund

BBIF Treasury Fund

BIF Government Securities Fund

BIF Money Fund

BIF Multi-State Municipal Series Trust

BIF Tax-Exempt Fund

BIF Treasury Fund

BlackRock Emerging Markets Fund, Inc.

BlackRock Financial Institutions Series Trust

BlackRock Funds

BlackRock Funds III

BlackRock Index Funds, Inc.

BlackRock Large Cap Series Funds, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Liquidity Funds

BlackRock Master LLC

BlackRock Pacific Fund, Inc.

BlackRock Series, Inc.

Funds For Institutions Series

Master Government Securities LLC

Master Institutional Money Market LLC

Master Investment Portfolio

Master Large Cap Series LLC

Master Money LLC

Master Tax-Exempt LLC

Master Treasury LLC

Quantitative Master Series LLC

Ready Assets Prime Money Fund

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S. Treasury Money Fund

Retirement Series Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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December 23, 2015

Dear Shareholder:

A joint special meeting of the following funds (each a “Fund,” and collectively, “Funds” or the “Equity-Liquidity Funds”), on behalf of the Funds and each series of each Fund, will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, NJ 08540-6455, on Monday, February 8, 2016, at 2:00 p.m. (Eastern time) (the “Meeting”) to consider and vote on the proposals discussed in the enclosed joint proxy statement.

BBIF Government Securities Fund	BlackRock Master LLC
BBIF Money Fund	BlackRock Pacific Fund, Inc.
BBIF Tax-Exempt Fund	BlackRock Series, Inc.
BBIF Treasury Fund	Funds For Institutions Series
BIF Government Securities Fund	Master Government Securities LLC
BIF Money Fund	Master Institutional Money Market LLC
BIF Multi-State Municipal Series Trust	Master Investment Portfolio
BIF Tax-Exempt Fund	Master Large Cap Series LLC
BIF Treasury Fund	Master Money LLC
BlackRock Emerging Markets Fund, Inc.	Master Tax-Exempt LLC
BlackRock Financial Institutions Series Trust	Master Treasury LLC
BlackRock Funds	Quantitative Master Series LLC
BlackRock Funds III	Ready Assets Prime Money Fund
BlackRock Index Funds, Inc.	Ready Assets U.S. Treasury Money Fund
BlackRock Large Cap Series Funds, Inc.	Ready Assets U.S.A. Government Money Fund
BlackRock Latin America Fund, Inc.	Retirement Series Trust
BlackRock Liquidity Funds

The Funds and the series of the Funds are set forth on Appendix A to the enclosed joint proxy statement.

You have received this letter because you were a shareholder of record of at least one Fund on December 11, 2015. The purpose of the Meeting is to seek shareholder approval of the 15 nominees named in the enclosed joint proxy statement to the Boards of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund.

Each Board has unanimously approved the 15 nominees named in the enclosed joint proxy statement (the “Board Nominees”) on behalf of each of the Funds the Board oversees, subject to approval by the applicable Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they possess the requisite experience in overseeing investment companies, and that their election is in your best interest.

If you are a shareholder of a Fund or a series of a Fund that is organized as a “feeder” in a “master/feeder” structure where the master fund is an Equity-Liquidity Fund, you will also be asked to provide voting instructions to your feeder Fund as to how, as a beneficial owner of the master Fund, your feeder fund should vote in connection with the election of the Board Nominees for the Board of your feeder fund’s respective master Fund. In addition, shareholders of BlackRock Balanced Capital Fund, Inc., a fund which is not an Equity-Liquidity Fund but which invests in the Master Large Cap Core Portfolio of Master Large Cap Series LLC, are being asked to provide voting instructions in connection with the vote of BlackRock Balanced Capital Fund, Inc. for the election of the Board Nominees for the Board of Master Large Cap Series LLC.

The Board responsible for your Fund recommends that you vote, or submit voting instructions, “FOR” the election of each of the Board Nominees to the Board of your Fund(s). In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

Your vote is important. You can vote on the Internet, by telephone, by mail or in person at the Meeting. Please take a few moments to vote your shares, whether or not you plan to attend the Meeting. Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, has been retained to assist the Funds in obtaining shareholder votes. If we do not receive enough votes to hold the Meeting, we will be required to re-solicit shareholders at additional expense to the Funds.

Attendance at the Meeting will be limited to each Fund’s shareholders as of the record date, December 11, 2015 (the “Record Date”). If you are a registered shareholder, to gain admission, you must present valid photographic identification, such as a driver’s license or passport. If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker or other nominee), you will also be required to show satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder of a Fund, you may vote your shares in person by ballot at the Meeting. If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker or other nominee), you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and returning it in the accompanying postage-paid return envelope.

Please be certain to vote by telephone or via the Internet with respect to each Fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If you have any questions about the proposals to be voted on, please call Computershare, the firm assisting us in the solicitation of proxies, at 866-963-6126.

Sincerely,

Benjamin Archibald

Secretary of the Funds

40 East 52nd Street, New York, NY 10022

(800) 882-0052

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:	A Joint Special Meeting of Shareholders of the Funds (the “Meeting”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, NJ 08540-6455, on Monday, February 8, 2016, at 2:00 p.m. (Eastern time). The enclosed joint proxy statement describes proposals to elect the Board Nominees of the Fund(s) in which you owned shares as of December 11, 2015 (the “Record Date”) and provides you with other information relating to the Meeting. If, on the Record Date, you were a shareholder of a Fund or a series of a Fund that is organized as a feeder in a “master/feeder” structure where the master fund is an Equity-Liquidity Fund, you will also be asked to provide voting instructions to your feeder Fund in connection with the approval of the Board Nominees for your feeder Fund’s respective master Fund. In addition, shareholders of BlackRock Balanced Capital Fund, Inc. are being asked to provide voting instructions in connection with the approval of the Board Nominees for Master Large Cap Series LLC. The enclosed proxy card(s) indicate the Fund(s) in which you own shares. The table starting on page 8 of the joint proxy statement identifies the Board Members, including the Board Nominees, for each Fund.

Q:	Why are the Funds holding a meeting to elect Board Members at this time?

A:	The Investment Company Act of 1940, as amended (the “Investment Company Act”) requires that persons filling vacancies on a board be elected by shareholders at a meeting called for that purpose unless at least two-thirds of the directors/trustees then holding office have been elected by shareholders. The Investment Company Act also requires a fund to hold a meeting for the purpose of electing directors/trustees if at any time less than a majority of the directors/trustees were elected by shareholders of the fund. Because five Board Members have been appointed by the existing Board Members and were not elected by shareholders, the Investment Company Act could potentially restrict the ability of the Boards to appoint new Board Members in the future unless the shareholders of the Funds elect new Board Members.

Q:	What is a Feeder Fund and what proposals as a shareholder of a Feeder Fund am I being asked to vote on?

A:

Certain Funds and series of Funds (“Feeder Funds”) invest substantially all of their assets in a corresponding Fund or series of a Fund that has an investment objective that is identical to that Feeder Fund’s investment objective (each a “Master Fund,” and collectively, the “Master Funds”). A Master Fund, in turn, invests directly in securities and other investments. Each Feeder Fund that invests in a Master Fund that is an Equity-Liquidity Fund is being asked to vote for the Board Nominees of the Master Fund in which the Feeder Fund invests. Under the Investment Company Act, each Feeder Fund’s voting rights with respect to the Master Fund shares that the Feeder Fund holds generally must be passed through to the Feeder Fund’s own shareholders. This means that each Feeder Fund must vote its Master Fund shares in accordance with the voting instructions received from the Feeder Fund’s shareholders and will vote interests in the Master Fund with respect to which it has not received voting instructions in the same proportion as the interests for which it has received instructions from other holders (this is called “proportional voting” or “echo voting”). If you are a shareholder of a Feeder Fund that invests in a Master Fund that is an Equity-Liquidity Fund, in addition to seeking your votes on Proposal 1 relating to the Feeder Fund in which you own shares, you will also be asked to provide your voting instructions to your Feeder Fund as to how, as a beneficial owner of a Master Fund, your Feeder Fund should vote for the election of the Board of the corresponding Master Fund (or, if the Master Fund is a series of a Fund, for the Fund for which such Master Fund is a series) with respect to which your Feeder Fund votes as a shareholder. You will be asked for these voting instructions in Proposal 2.

Q.	I am a shareholder of BlackRock Balanced Capital Fund, Inc., which is not an Equity-Liquidity Fund. Why am I being asked to provide voting instructions?

A.	BlackRock Balanced Capital Fund, Inc. (“Balanced Capital Fund”) invests in two master funds, one of which is the Master Large Cap Core Portfolio of Master Large Cap Series LLC. Balanced Capital Fund, as a shareholder of Master Large Cap Core Portfolio will vote in the election of Board Nominees of Master Large Cap Series LLC. Balanced Capital Fund is seeking instructions from its shareholders regarding the election of Board Nominees of Master Large Cap Series LLC.

Q:	How do the Boards of the Funds recommend that I vote?

A:	The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies. The Boards have approved the Board Nominees named in the joint proxy statement, believe their election is in your best interest and unanimously recommend that you vote, or submit voting instructions, “FOR” each Board Nominee.

Q:	How do I vote my shares?

A:	You can provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or on the Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on February 8, 2016 (the “Notice of Internet Availability of Proxy Materials”), or by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) and following the instructions. Alternatively, if you received your proxy card(s) by mail, you can vote your shares by signing and dating the proxy card(s) and mailing it (them) in the enclosed postage-paid envelope. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

You may also attend the Meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a registered shareholder of a Fund and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, as well as proof of ownership of Fund shares, such as a copy of your proxy card or voting instruction form.

If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker or other nominee) and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. Also, if you are a beneficial shareholder of a Fund, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and returning it in the accompanying postage-paid return envelope.

Q:	Will my vote make a difference?

A:	Yes. Your vote is very important and can make a difference in the governance and management of your Fund(s), no matter how many shares you own. Your vote can help ensure that the Board Nominees will be elected. We encourage all shareholders to participate in the governance of their Fund(s).

Q:	Are the Funds paying for the costs of the joint proxy statement?

A:	The costs associated with the joint proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds. Pursuant to a contractual fee limitation, the investment adviser to a Fund or a series of a Fund may bear some or all of the costs associated with the joint proxy statement with respect to such Fund or series of the Fund, as applicable.

The Funds have retained Computershare Fund Services (“Computershare”), a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Computershare will be paid approximately $381,000 for such services (including reimbursements of out-of-pocket expenses).

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Computershare, the proxy solicitor for the Funds, at 866-963-6126.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s), and date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

December 23, 2015

BLACKROCK-ADVISED FUNDS

IN THE EQUITY-LIQUIDITY FUND COMPLEX

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 8, 2016

A joint special meeting of the shareholders of the BlackRock-advised Funds set forth on Appendix A to the accompanying joint proxy statement (each, a “Fund” or an “Equity-Liquidity Fund”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, NJ 08540-6455, on Monday, February 8, 2016, at 2:00 p.m. (Eastern time), to consider and vote on the proposals, as more fully described in the accompanying joint proxy statement. In addition, shareholders of certain Funds (or certain series of Funds) that are organized as a “feeder” in a “master/feeder” structure (each, a “Feeder Fund”) are being asked to provide voting instructions to elect the Board Nominees (defined below) of the corresponding Fund in which such Feeder Fund invests (the “Master Fund”). A list of the Funds (and/or series of Funds) that operate as Feeder Funds, shareholders of which are being asked to submit voting instructions on Proposal 2, and such Feeder Funds’ corresponding Master Funds, is set forth in Appendix B to the Proxy Statement. In addition, in Proposal 3, shareholders of BlackRock Balanced Capital Fund, Inc. (“Balanced Capital Fund”), a fund which is not an Equity-Liquidity Fund but which invests in the Master Large Cap Core Portfolio of Master Large Cap Series LLC, which is an Equity-Liquidity Fund, are being asked to provide voting instructions to Balanced Capital Fund, Inc. in connection with the vote of Balanced Capital Fund, Inc., as a beneficial owner of Master Large Cap Series LLC, for the election of the Board members of Master Large Cap Series LLC.

PROPOSAL 1.	To elect Board members to the Board of your Fund(s).

PROPOSAL 2.	To provide voting instructions to your Feeder Fund to vote for the election of the Board members of the corresponding Master Fund.

PROPOSAL 3.	To provide voting instructions to Balanced Capital Fund to vote for the election of Board members to the Board of Master Large Cap Series LLC.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to seek shareholder approval of the fifteen Board nominees named in the accompanying joint proxy statement to the Boards of Directors or Trustees of each Fund (each, a “Board,” the members of which are referred to as “Board Members”). Each Board has unanimously approved the fifteen nominees (the “Board Nominees”) on behalf of each Fund overseen by such Board, subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies and that their election is in your best interest.

Your Board unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee to the Board of your Fund(s).

Shareholders of record of a Fund as of the close of business on December 11, 2015 are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

If you owned shares in more than one Fund or series of a Fund (each such series, a “Portfolio”) as of December 11, 2015, and/or if your Fund or Portfolio is organized as a “feeder” in a “master/feeder structure”, you may receive more than one proxy card. Please be certain to vote by telephone or via the Internet with respect to each Fund, including each Portfolio, in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If you have any questions about the proposals to be voted on, please call Computershare Fund Services, the firm assisting us in the solicitation of proxies, toll-free at 866-963-6126.

By Order of the Boards,

Benjamin Archibald

Secretary of the Funds

40 East 52nd Street, New York, NY 10022

(800) 882-0052

BlackRock-Advised Funds and Series of Funds

Holding Special Meetings of Shareholders on FEBRUARY 8, 2016*

BBIF Government Securities Fund

BBIF Money Fund

BBIF Tax-Exempt Fund

BBIF Treasury Fund

BIF Government Securities Fund

BIF Money Fund

BIF Multi-State Municipal Series Trust

BIF California Municipal Money Fund

BIF Connecticut Municipal Money Fund

BIF Massachusetts Municipal Money Fund

BIF New Jersey Municipal Money Fund

BIF New York Municipal Money Fund

BIF Ohio Municipal Money Fund

BIF Tax-Exempt Fund

BIF Treasury Fund

BlackRock Emerging Markets Fund, Inc.

BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund

BlackRock Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Alternative Capital Strategies Fund

BlackRock Commodity Strategies Fund

BlackRock Developed Real Estate Index Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Market Allocation Portfolio

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Exchange Portfolio

BlackRock Flexible Equity Fund

BlackRock Global Long/Short Credit Fund

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock Impact U.S. Equity Fund

BlackRock International Opportunities Portfolio

BlackRock Macro Themes Fund

BlackRock Managed Volatility Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Midcap Index Fund

BlackRock Money Market Portfolio

BlackRock MSCI Asia ex Japan Index Fund

BlackRock MSCI World Index Fund

BlackRock Municipal Money Market Portfolio

BlackRock Multi-Asset Real Return Fund

BlackRock Multi-Manager Alternative Strategies Fund

BlackRock New Jersey Municipal Money Market Portfolio

BlackRock North Carolina Municipal Money Market Portfolio

BlackRock Ohio Municipal Money Market Portfolio

BlackRock Pennsylvania Municipal Money Market Portfolio

BlackRock Real Estate Securities Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Short Obligations Fund

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small/Mid Cap Index Fund

BlackRock Strategic Risk Allocation Fund

BlackRock Total Stock Market Index Fund

BlackRock U.S. Opportunities Portfolio

BlackRock U.S. Treasury Money Market Portfolio

BlackRock Virginia Municipal Money Market Portfolio

BlackRock Funds III

BlackRock LifePath® Retirement Fund

BlackRock LifePath® 2020 Fund

BlackRock LifePath® 2025 Fund

BlackRock LifePath® 2030 Fund

BlackRock LifePath® 2035 Fund

BlackRock LifePath® 2040 Fund

BlackRock LifePath® 2045 Fund

BlackRock LifePath® 2050 Fund

BlackRock LifePath® 2055 Fund

BlackRock LifePath® Index Retirement Fund

BlackRock LifePath® Index 2020 Fund

BlackRock LifePath® Index 2025 Fund

BlackRock LifePath® Index 2030 Fund

BlackRock LifePath® Index 2035 Fund

BlackRock LifePath® Index 2040 Fund

BlackRock LifePath® Index 2045 Fund

BlackRock LifePath® Index 2050 Fund

BlackRock LifePath® Index 2055 Fund

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Treasury

BlackRock U.S. Total Bond Index Fund

BlackRock S&P 500 Index Fund

BlackRock CoreAlpha Bond Fund

BlackRock Total International ex U.S. Index Fund

BlackRock Large Cap Index Fund

BlackRock Disciplined International Fund

BlackRock Index Funds, Inc.

BlackRock International Index Fund

BlackRock Small Cap Index Fund

BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Core Fund

BlackRock Event Driven Equity Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Large Cap Value Retirement Portfolio

BlackRock Latin America Fund, Inc.

BlackRock Liquidity Funds

California Money Fund

Federal Trust Fund

FedFund

MuniCash

MuniFund

New York Money Fund

TempCash

TempFund

T-Fund

Treasury Trust Fund

BlackRock Master LLC

BlackRock Master International Portfolio

BlackRock Master Small Cap Growth Portfolio

BlackRock Pacific Fund, Inc.

BlackRock Series, Inc.

BlackRock International Fund

BlackRock Small Cap Growth Fund II

Funds For Institutions Series

FFI Government Fund

FFI Institutional Fund1

FFI Institutional Tax-Exempt Fund

FFI Premier Institutional Fund2

FFI Select Institutional Fund3

FFI Treasury Fund

Master Government Securities LLC

Master Institutional Money Market LLC

Master Institutional Portfolio4

Master Institutional Tax-Exempt Portfolio

Master Premier Institutional Portfolio5

Master Investment Portfolio

Prime Money Market Master Portfolio

Money Market Master Portfolio

International Tilts Master Portfolio

Treasury Money Market Master Portfolio

LifePath® Retirement Master Portfolio

LifePath® 2020 Master Portfolio

LifePath® 2025 Master Portfolio

LifePath® 2030 Master Portfolio

LifePath® 2035 Master Portfolio

LifePath® 2040 Master Portfolio

LifePath® 2045 Master Portfolio

LifePath® 2050 Master Portfolio

LifePath® 2055 Master Portfolio

LifePath® Index Retirement Master Portfolio

LifePath® Index 2020 Master Portfolio

LifePath® Index 2025 Master Portfolio

LifePath® Index 2030 Master Portfolio

LifePath® Index 2035 Master Portfolio

LifePath® Index 2040 Master Portfolio

LifePath® Index 2045 Master Portfolio

LifePath® Index 2050 Master Portfolio

LifePath® Index 2055 Master Portfolio

Active Stock Master Portfolio

CoreAlpha Bond Master Portfolio

S&P 500 Index Master Portfolio

U.S. Total Bond Index Master Portfolio

Total International ex U.S. Index Master Portfolio

Large Cap Index Master Portfolio

Master Large Cap Series LLC

Master Large Cap Core Portfolio

Master Large Cap Growth Portfolio

Master Large Cap Value Portfolio

Master Money LLC

Master Tax-Exempt LLC

Master Treasury LLC

Quantitative Master Series LLC

Master Extended Market Index Series

Master International Index Series

Master Small Cap Index Series

Ready Assets Prime Money Fund6

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S. Treasury Money Fund

Retirement Series Trust

Retirement Reserves Money Fund

*	The Funds are listed in bold in this table. The shares of Portfolios that are series of same Fund will be voted together as a single class with respect to the election of the Board Nominees of that Fund.
[1]	To be renamed BlackRock Government Institutional Fund effective January 4, 2016.
[2]	To be renamed BlackRock Premier Government Institutional Fund effective January 4, 2016.
[3]	To be renamed BlackRock Select Government Institutional Fund effective January 4, 2016.
[4]	To be renamed Master Government Institutional Portfolio effective January 4, 2016.
[5]	To be renamed Master Premier Government Institutional Portfolio effective January 4, 2016.
[6]	To be renamed Ready Assets Government Liquidity Fund effective January 4, 2016.

BLACKROCK EQUITY-LIQUIDITY FUNDS

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 8, 2016

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the boards of directors or trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each of the BlackRock-advised funds listed in Appendix A to this Proxy Statement (each, a “Fund” and, collectively, the “Funds” or the “Equity-Liquidity Funds”). In addition, if you are a shareholder of a Fund (or a series of a Fund) organized as a “feeder” in a “master/feeder” structure (a “Feeder Fund”) where the master fund (each, a “Master Fund”) is an Equity-Liquidity Fund (or a series of an Equity-Liquidity Fund), you will also be asked to provide voting instructions to your Feeder Fund as to how, as a beneficial owner of the Master Fund, your Feeder Fund should vote for the election of the Board overseeing such Master Fund (a list of Feeder Funds and their corresponding Master Funds is set forth in Appendix B). Also, shareholders of BlackRock Balanced Capital Fund, Inc. (“Balanced Capital Fund”), which is not an Equity-Liquidity Fund, but which invests in Master Large Cap Core Portfolio, a series of Master Large Cap Series LLC, which is an Equity-Liquidity Fund, will be asked to provide voting instructions to Balanced Capital Fund to vote for the election of the Board of Master Large Cap Series LLC. The proxies will be voted at the joint special meeting of shareholders of the Funds (the “Meeting”) and at any and all adjournments, postponements or delays thereof. The Meeting will be held at the offices of BlackRock Advisors, LLC (the “Advisor”), 1 University Square Drive, Princeton, NJ 08540-6455, on Monday, February 8, 2016, at 2:00 p.m. (Eastern time). The Meeting will be held for the purpose of electing 15 nominees to the Board of each Fund.

The Board of each Fund has determined that the use of this Proxy Statement for such Fund’s Meeting is in the best interests of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Shareholders will receive either a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about January 5, 2016, or an Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on February 8, 2016 (the “Notice of Internet Availability of Proxy Materials”), which is expected to be mailed on or about December 23, 2015.

Each Fund is organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a Maryland corporation (each, a “Maryland Corporation”), a Delaware statutory trust (each, a “Delaware Trust”), or a Delaware limited liability company (each, a “Delaware LLC”), and each is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). A list identifying the form of organization of each Fund is set forth on Appendix A. Certain of the Funds have been structured as series Funds, and the separate series of the Funds are referred to herein as “Portfolios”. References to shareholders of a Fund include shareholders of all Portfolios of that Fund.

Each Fund’s fiscal year end can be found on Appendices F and G.

Shareholders of record of a Fund as of the close of business on December 11, 2015 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments, postponements or delays thereof. Shareholders of the Funds on the Record Date are entitled to the voting rights set forth on Appendix A, with no shares having cumulative voting rights. The quorum and voting requirements for Proposal 1 for each Fund are also set forth in Appendix A. For all Funds that are organized as a series Fund, a quorum of the shareholders of such Fund as a whole, inclusive of the shareholders of each Portfolio of such Fund, is required in order to take any action at the Meeting with respect to Proposal 1 as it applies to that particular Fund.

The number of outstanding shares of each class of each Fund and Portfolio as of the close of business on the Record Date are shown in Appendix C. To the knowledge of each Fund, as of December 11, 2015, no person was the beneficial owner of more than five percent of a class of the outstanding shares of the Fund or of a Portfolio of the Fund, except as set forth in Appendix J.

The Fund or, if applicable, the Portfolio in which you owned shares on the Record Date is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you owned shares in more than one Fund or Portfolio on the Record Date, or if you owned shares of a Feeder Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposals affecting EACH Fund and Portfolio you own, and provide voting instructions to your Feeder Fund relating to the election of Board Nominees to the Board of any Master Fund in which your Fund or Portfolio is a Feeder Fund. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments, postponements or delays thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to one or more proposals at any time before a vote is taken on such proposal(s) by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If you are a registered shareholder of a Fund and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker or other nominee) and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. Also, if you are a beneficial shareholder of a Fund, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and returning it in the accompanying postage-paid return envelope.

Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-441-7762. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Please note that only one annual or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the Delaware address and phone number set forth above.

SUMMARY OF PROPOSALS AND FUNDS VOTING

The following table lists each proposal described in this Proxy Statement and identifies shareholders entitled to vote on each proposal.

Proposal 1: To elect Board members	Shareholders of each Fund, with respect to their Fund, with shareholders of all Portfolios of a Fund voting together

Proposal 2: To provide voting instructions to each Feeder Fund to vote for the election of Board Members to the Board of the corresponding Master Fund

Shareholders of all Feeder Funds:

BlackRock Series, Inc.—BlackRock International Fund

BlackRock Series, Inc.—BlackRock Small Cap Growth Fund II

BBIF Government Securities Fund

BIF Government Securities Fund

BBIF Money Fund

BIF Money Fund

BBIF Tax-Exempt Fund

BIF Tax-Exempt Fund

BBIF Treasury Fund

BIF Treasury Fund

Funds For Institutions Series—FFI Institutional Fund (to be renamed BlackRock Government Institutional Fund effective January 4, 2016)

Funds For Institutions Series—FFI Select Institutional Fund (to be renamed BlackRock Select Government Institutional Fund effective January 4, 2016)

Funds For Institutions Series—FFI Institutional Tax-Exempt Fund

Funds For Institutions Series—FFI Premier Institutional Fund (to be renamed BlackRock Premier Government Institutional Fund effective January 4, 2016)

BlackRock Funds III—BlackRock CoreAlpha Bond Fund

BlackRock Funds III—BlackRock Disciplined International Fund

BlackRock Funds III—BlackRock Large Cap Index Fund

BlackRock Funds III—BlackRock S&P 500 Index Fund

BlackRock Funds III—BlackRock Total International ex U.S. Index Fund

BlackRock Funds III—BlackRock U.S. Total Bond Index Fund

BlackRock Funds III—BlackRock Cash Funds: Institutional

BlackRock Funds III—BlackRock Cash Funds: Prime

BlackRock Funds III—BlackRock Cash Funds: Treasury

BlackRock Funds III—BlackRock LifePath® Retirement Fund

BlackRock Funds III—BlackRock LifePath® 2020 Fund

BlackRock Funds III—BlackRock LifePath® 2025 Fund

BlackRock Funds III—BlackRock LifePath® 2030 Fund

BlackRock Funds III—BlackRock LifePath® 2035 Fund

BlackRock Funds III—BlackRock LifePath® 2040 Fund

BlackRock Funds III—BlackRock LifePath® 2045 Fund

BlackRock Funds III—BlackRock LifePath® 2050 Fund

BlackRock Funds III—BlackRock LifePath® 2055 Fund

BlackRock Funds III—BlackRock LifePath® Index Retirement Fund

BlackRock Funds III—BlackRock LifePath® Index 2020 Fund

BlackRock Funds III—BlackRock LifePath® Index 2025 Fund

BlackRock Funds III—BlackRock LifePath® Index 2030 Fund

BlackRock Funds III—BlackRock LifePath® Index 2035 Fund

BlackRock Funds III—BlackRock LifePath® Index 2040 Fund

BlackRock Funds III—BlackRock LifePath® Index 2045 Fund

BlackRock Funds III—BlackRock LifePath® Index 2050 Fund

BlackRock Funds III—BlackRock LifePath® Index 2055 Fund

BlackRock Large Cap Series Funds, Inc.—BlackRock Large Cap
Growth Fund

BlackRock Large Cap Series Funds, Inc.—BlackRock Large Cap
Value Fund

BlackRock Large Cap Series Funds, Inc.—BlackRock Large Cap
Value Retirement Portfolio

BlackRock Large Cap Series Funds, Inc.—BlackRock Large Cap
Core Fund

BlackRock Index Funds, Inc.—BlackRock International Index Fund

BlackRock Index Funds, Inc.—BlackRock Small Cap Index Fund

Proposal 3: To provide voting instructions to Balanced Capital Fund for the election of Board members of Master Large Cap Series LLC	Shareholders of Balanced Capital Fund

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s), and date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board nominees. If your shares of a Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 8, 2016

The Notice of Joint Special Meeting of Shareholders, Proxy Statement and form of proxy are available on the internet at https://www.proxy-direct.com/blk-27301. The form of proxy on the Internet site cannot be used to cast your vote. The Proxy Statement and annual and semi-annual reports of each Fund are available by calling 866-963-6126.

If you have any questions, would like to vote your shares, or wish to obtain directions so that you can attend the Meeting, please call Computershare Fund Services (“Computershare”), the proxy solicitor for the Funds, toll free at 866-963-6126.

PROPOSALS 1, 2 AND 3—ELECTION OF BOARD MEMBERS

The purpose of Proposal 1 is to elect fifteen Board members to the Board of each Fund.

The purpose of Proposal 2 is to provide voting instructions to each Feeder Fund with respect to how, as a beneficial owner of the Master Fund, the Feeder Fund should vote in connection with the election of fifteen Board members to the Board of its corresponding Master Fund.

The purpose of Proposal 3 is for shareholders of Balanced Capital Fund to provide voting instructions with respect to how Balanced Capital Fund should vote, as a beneficial owner of Master Large Cap Series LLC, for the election of fifteen Board members to the Board of Master Large Cap Series LLC. Although Balanced Capital Fund is not an Equity-Liquidity Fund and will not be voting to elect the Board of Balanced Capital Fund at this time, it invests in the Master Large Cap Core Portfolio of Master Large Cap Series LLC and is requesting instructions from its shareholders with respect to how Balanced Capital Fund should vote for the election of the Board Nominees to the Board of Master Large Cap Series LLC.

Nominees for Each Fund Board. The Board of each Fund currently consists of 15 Board Members, 13 of whom are not “interested persons” of the Funds (as defined in the Investment Company Act) (the “Independent Board Members”). Two current Board Members, Herbert I. London and Toby Rosenblatt, are scheduled to retire from the Board of each Fund as of December 31, 2015, and therefore are not standing for re-election. Another current Board Member, Frank J. Fabozzi, is scheduled to resign as a Board Member of the Equity-Liquidity Funds in advance of the Meeting and therefore is not standing for election. It is anticipated that after his resignation, Mr. Fabozzi will serve as a consultant to the Boards through the first quarter of 2016 and will receive a fee for such services. All of the Board Nominees, other than John M. Perlowski and Barbara Novick, are not “interested persons” of the Funds (the “Independent Board Nominees”). Each Board Nominee elected at the meeting will serve until his or her successor is elected or until his or her earlier death, resignation, retirement or removal.

The Board recommends a vote “FOR” the election of David O. Beim, Susan J. Carter, Neil A. Cotty, Collette Chilton, Matina S. Horner, Rodney D. Johnson, Cynthia A. Montgomery, Barbara Novick, John M. Perlowski, Joseph P. Platt, Jr., Robert C. Robb, Jr., Mark Stalnecker, Kenneth L. Urish, Claire A. Walton and Frederick W. Winter (collectively, the “Board Nominees”). All of the Board Nominees other than Susan J. Carter, Neil A. Cotty and Claire A. Walton currently serve as Board Members of the Funds, and all except, Susan J. Carter, Collette Chilton, Neil A. Cotty, Barbara Novick, John M. Perlowski, Mark Stalnecker and Claire A. Walton were previously elected by shareholders of the Funds. The Board Nominees were recommended by the Independent Board Members.

Generally, Independent Board Members retire from the Board as of December 31 of the year in which they turn 75. The Board may determine, on a case-by-case basis, to extend the terms of Independent Board Members. The Boards of the Funds have unanimously approved extending the mandatory retirement age for Matina S. Horner and David O. Beim until December 31, 2016, which the Boards believe is in the best interest of shareholders.

To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card, or date and sign the enclosed proxy card(s) and return the proxy card(s) promptly in the enclosed postage-paid envelope. If you owned shares in more than one Fund or Portfolio as of December 11, 2015, and/or if your Fund or Portfolio is organized as a “feeder” in a “master/feeder structure”, you may receive more than one proxy card. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Nominees’ Biographical Information. Please refer to the below table, which identifies the Board Members, including the Board Nominees, and sets forth certain biographical information about the Board Members, including the Board Nominees, for all of the Funds. Each Board Nominee was nominated by the Governance and Nominating Committee (the “Governance Committee”) of the Board of each respective Fund. Rodney D. Johnson was selected to serve as the Chair of each Board.

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During at Least the Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen/to be Overseen[3]	Other Public Company or Investment Company Directorships Held During Past Five Years[4]
Independent Board Members/Nominees[1]

David O. Beim[5] 55 East 52nd Street New York, NY 10055 1940	Director/Trustee	2007 to present	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 160 Portfolios	None

Susan J. Carter 55 East 52nd Street New York, NY 10055 1956	Director/Trustee Nominee	Not currently serving as a Director/ Trustee	Director, Pacific Pension Institute 2014 to present; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business 1997 to present; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) January 2015 to December 31, 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013.	33 RICs consisting of 160 Portfolios	None

Collette Chilton 55 East 52nd Street New York, NY 10055 1958	Director/ Trustee	2015 to present	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 160 Portfolios	None

Neil A. Cotty 55 East 52nd Street New York, NY 10055 1954	Director/Trustee Nominee	Not currently serving as a Director/ Trustee	Bank of America Corporation, 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, August 2009 to July 2015 (retired), Chief Financial Officer Global Banking, Markets and Wealth Management, November 2008 to July 2009, Chief Accounting Officer, May 2004 to October 2008, Chief Financial Officer Consumer Bank, January 2003 to April 2004, Chief Financial Officer Global Corporate Investment Bank, July 1999 to December 2002.	33 RICs consisting of 160 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During at Least the Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen/to be Overseen[3]	Other Public Company or Investment Company Directorships Held During Past Five Years[4]
Frank J. Fabozzi[6] 55 East 52nd Street New York, NY 10055 1948	Director/ Trustee	2014 to present	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	108 RICs consisting of 235 Portfolios	None

Matina S. Horner[7] 55 East 52nd Street New York, NY 10055 1939	Director/ Trustee	2004 to present	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 160 Portfolios	NSTAR (electric and gas utility)

Rodney D. Johnson[8] 55 East 52nd Street New York, NY 10055 1941	Director/ Trustee	2007 to present	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 160 Portfolios	None

Herbert I. London[9] 55 East 52nd Street New York, NY 10055 1939	Director/ Trustee	2007 to present	Professor Emeritus, New York University since 2005; President, London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 160 Portfolios	None

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director/ Trustee	2007 to present	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 160 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During at Least the Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen/to be Overseen[3]	Other Public Company or Investment Company Directorships Held During Past Five Years[4]
Joseph P. Platt[10] 55 East 52nd Street New York, NY 10055 1947	Director/ Trustee	2007 to present	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 160 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director/ Trustee	2007 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	33 RICs consisting of 160 Portfolios	None

Toby Rosenblatt[9] 55 East 52nd Street New York, NY 10055 1938	Director/Trustee	2005 to present	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC from 2007 to 2015; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 160 Portfolios	None

Mark Stalnecker 55 East 52nd Street New York, NY 10055 1951	Director/ Trustee	2015 to present	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 160 Portfolios	None

Kenneth L. Urish[11] 55 East 52nd Street New York, NY 10055 1951	Director/Trustee	2007 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 160 Portfolios	ne

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During at Least the Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen/to be Overseen[3]	Other Public Company or Investment Company Directorships Held During Past Five Years[4]
Claire A. Walton 55 East 52nd Street New York, NY 10055 1957	Director/Trustee Nominee	Not currently serving as a Director/ Trustee	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management since 2003; Director, Boston Hedge Fund Group since 2009; Director Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education, from 2013 to 2015.	33 RICs consisting of 160 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director/Trustee	2007 to present	Director, Alkon Corporation (pneumatics) since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 160 Portfolios	None

Interested Board Members/Nominees[12]

Barbara G. Novick 55 East 52nd Street New York, NY 10055 1960	Director/ Trustee and President[13]	2015 to present	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	108 RICs consisting of 235 Portfolios	None

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Director/ Trustee, President[14] and Chief Executive Officer	Director/ Trustee from 2015; Chief Executive Officer from 2010 to present	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 333 Portfolios	None

[1]

Independent Board Members serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. Each Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate. The Boards of the Funds have unanimously approved extending the mandatory retirement age for Matina S. Horner and David O. Beim until December 31, 2016, which the Boards believe is in the best interest of shareholders.

[2]

Date shown is the earliest date a person has served for the Funds covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Board Members as joining the Fund’s Board in 2007, those Independent Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the boards of other funds advised by BlackRock or its affiliates in 1988.

[3]

For Ms. Carter, Mr. Cotty and Ms. Walton, this column shows the number of BlackRock-advised RICs consisting of Portfolios to be overseen if such Board Nominees are elected for all Funds. For purposes of this chart, “RICs” refers to investment companies registered under the Investment Company Act and “Portfolios” refers to the series of the RICs. Equity-Liquidity Complex consists of the Equity-Liquidity Funds, which currently consists of 33 RICs. The BlackRock Equity-Bond Fund Complex consists of 28 RICs. The BlackRock Closed-End Fund Complex is comprised of 75 RICs.

[4]

Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During at Least the Past Five Years.” Mr. Perlowski, Mr. Fabozzi and Ms. Novick are also board members of the BlackRock Closed-End Fund Complex. Mr. Perlowski is also a board member of another complex of BlackRock registered open-end funds, the BlackRock Equity-Bond Complex.

[5]	Chair of the Performance Oversight Committee.
[6]

Mr. Fabozzi is scheduled to resign from the Board of each Fund in advance of the shareholder meeting date and therefore is not standing for election. It is anticipated that after his resignation, Mr. Fabozzi will serve as a consultant to the Boards through the first quarter of 2016, and will receive a fee for such services. Mr. Fabozzi will continue as a board member of the funds in the BlackRock Closed-End Fund Complex.

[7]	Chair of the Governance Committee.
[8]	Chair of the Board.
[9]	Mr. London and Mr. Rosenblatt are scheduled to retire from the Board of each Fund as of December 31, 2015, and therefore will not be standing for re-election.
[10]	Chair of the Compliance Committee.
[11]	Chair of the Audit Committee.
[12]	Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act, of the Funds based on their respective positions with BlackRock, Inc. and its affiliates.
[13]	Ms. Novick serves as the President of BlackRock Financial Institutions Series Trust, BIF Multi-State Municipal Series Trust, Funds For Institutions Series and Retirement Series Trust.
[14]

Mr. Perlowski serves as President for all Funds other than BlackRock Financial Institutions Series Trust, BIF Multi-State Municipal Series Trust, Funds For Institutions Series and Retirement Series Trust.

The Governance Committee of each Board has adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards also believe that each Independent Board Nominee that is not a current Board Member satisfies the standards contemplated by the Statement of Policy. The Boards believe that, collectively, the Independent Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Independent Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members.

The Boards believe that each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Board Members and Board Nominees, that support the conclusion that they should serve (or continue to serve) on the Boards.

Board Members/Nominees	Experience, Qualifications and Skills
Independent Board Members/Nominees

David O. Beim	David O. Beim has served for over 16 years on the boards of registered investment companies, most recently as a member of the Boards of the Funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. Mr. Beim has served as a professor of finance and economics at the Columbia University Graduate School of Business since 1991 and has taught courses on corporate finance, international banking and emerging financial markets. Each Board benefits from the perspective and background gained by his almost 20 years of academic experience. He has published numerous articles and books on a range of topics, including, among others, banking and finance. In addition, Mr. Beim spent 25 years in investment banking, including starting and running the investment banking business at Bankers Trust Company.

Susan J. Carter	Susan J. Carter is a Board Nominee. She has over 35 years of experience in investment management. She is serving as Senior Advisor to Commonfund Capital, Inc. (“CCI”), a registered investment adviser focused on non-profit investors, until December 31, 2015, and has also served as President and CEO of CCI. Ms. Carter currently serves as director to Pacific Pension Institute and Advisory Board Member for the Center for Private Equity and Entrepreneurship at the Tuck School of Business. These positions have provided her with insight and perspective on the markets and the economy. The Boards expect to benefit from this knowledge and experience.

Collette Chilton	Collette Chilton recently joined as a member of the Boards of the Funds in the Equity-Liquidity Complex. Ms. Chilton has over 20 years of experience in investment management. She has held the position of Chief Investment Officer of Williams College since October 2006. Prior to that she was President and Chief Investment Officer of Lucent Asset Management Corporation, where she oversaw approximately $40 billion in pension and retirement savings assets for the company. These positions have provided her with insight and perspective on the markets and the economy. The Boards benefit from this knowledge and experience.

Neil A. Cotty	Neil A. Cotty is a Board Nominee. He has more than 30 years of experience in the financial services industry, including 19 years at Bank of America Corporation and its affiliates, where he served, at different times, as the Chief Financial Officer of various businesses including Investment Banking, Global Markets, Wealth Management and Consumer and also served ten years as the Chief Accounting Officer for Bank of America Corporation. The Boards expect to benefit from his knowledge and experience.

Board Members/Nominees	Experience, Qualifications and Skills
Frank J. Fabozzi	Frank J. Fabozzi recently joined as a member of the Boards of the Funds in the Equity-Liquidity Complex. Mr. Fabozzi has served for over 25 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the BlackRock Closed-End Fund Complex and its predecessor funds. Mr. Fabozzi holds the designation of Chartered Financial Analyst and Certified Public Accountant. Mr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. Each Board benefits from Mr. Fabozzi’s experience as a professor and author in the field of finance. Mr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT and Princeton, as well as Mr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Mr. Fabozzi has authored and edited numerous books and research papers on topics in management and financial econometrics, and his writings have focused on fixed-income securities and portfolio management, many of which are considered standard references in the investment management industry. Mr. Fabozzi’s long-standing service on the boards of the funds in the BlackRock Closed-End Fund Complex also provides him with an understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Fabozzi is scheduled to resign from the Boards in advance of the Meeting, and therefore he is not standing for election. Mr. Fabozzi will continue as a board member of the funds in the BlackRock Closed-End Fund Complex.

Matina S. Horner	Matina S. Horner has served for over ten years on the boards of registered investment companies, most recently as a member of the Boards of the Funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Each Board benefits from her prior service as Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund, which provided Ms. Horner with management and corporate governance experience. In addition, Ms. Horner served as a professor in the Department of Psychology at Harvard University and served as President of Radcliffe College for 17 years. Ms. Horner also served on various public, private and non-profit boards.

Rodney D. Johnson	Rodney D. Johnson has served for over 20 years on the boards of registered investment companies, most recently as a member of the Boards of the Funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 25 years of experience as a financial advisor covering a range of engagements, which has broadened his knowledge of and experience with the investment management business. Prior to founding Fairmount Capital Advisors, Inc., Mr. Johnson served as Chief Financial Officer of Temple University for four years. He served as Director of Finance and Managing Director, in addition to a variety of other roles, for the City of Philadelphia, and has extensive experience in municipal finance. Mr. Johnson was also a tenured associate professor of finance at Temple University and a research economist with the Federal Reserve Bank of Philadelphia.

Board Members/Nominees	Experience, Qualifications and Skills
Herbert I. London	Herbert I. London has served for over 20 years on the boards of registered investment companies, most recently as a member of the Boards of the Funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. Mr. London’s experience as president of the Hudson Institute, an internationally recognized think tank and public policy research organization in Washington D.C., from 1997 to 2011, and in various positions at New York University provide both background and perspective on financial, economic and global issues, which enhance his service on the Boards. He has authored several books and numerous articles, which have appeared in major newspapers and journals throughout the United States. Mr. London is scheduled to retire from the Board of each Fund as of December 31, 2015, and therefore he will not be standing for re-election.

Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 20 years on the boards of registered investment companies, most recently as a member of the Boards of the Funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. Each Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

Joseph P. Platt	Joseph P. Platt has served for over 15 years on the boards of registered investment companies, most recently as a member of the Boards of the Funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years of experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of public, private and non-profit companies.

Robert C. Robb, Jr.	Robert C. Robb, Jr. has served for over 15 years on the boards of registered investment companies, most recently as a member of the Boards of the Funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Robb has over 30 years of experience in management consulting and has worked with many companies and business associations located throughout the United States, including being a former director of PNC Board and a former director of Brinks, Inc. Mr. Robb brings to the Boards a wealth of practical business experience across a range of industries.

Board Members/Nominees	Experience, Qualifications and Skills
Toby Rosenblatt	Toby Rosenblatt has served for over 20 years on the boards of registered investment companies, most recently as a member of the Boards of the Funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has served as president and general partner of Founders Investments, Ltd., a private investment limited partnership, since 1999, providing him with relevant experience with the issues faced by investment management firms and their clients. Mr. Rosenblatt has been active in the civic arena and has served as a trustee of a number of community and educational organizations for over 30 years. Mr. Rosenblatt is scheduled to retire from the Board of each Fund as of December 31, 2015, and therefore he will not be standing for re-election.

Mark Stalnecker	Mark Stalnecker recently joined as a member of the Boards of the Funds in the Equity-Liquidity Complex. Mr. Stalnecker has gained a wealth of experience in investing and asset management from his over 13 years of service as the Chief Investment Officer of the University of Delaware as well as from his various positions with First Union Corporation, including Senior Vice President and State Investment Director of First Investment Advisors. Each Board benefits from his experience and perspective as the Chief Investment Officer of a university endowment and from the oversight experience he gained from service on various private and non-profit boards.

Kenneth L. Urish	Kenneth L. Urish has served for over 15 years on the boards of registered investment companies, most recently as a member of the Boards of the Funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committees to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Claire A. Walton	Claire A. Walton is a Board Nominee. She has over 25 years of experience in investment management. She has served as the Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015, an investment manager that specialized in long/short non-U.S. equity investments, and has been an owner and General Partner of Neon Liberty Capital Management, LLC since 2003, a firm focusing on long/short equities in global emerging and frontier markets. These positions have provided her with insight and perspective on the markets and the economy. The Boards expect to benefit from this knowledge and experience.

Frederick W. Winter	Frederick W. Winter has served for over 15 years on the boards of registered investment companies, most recently as a member of the Boards of the Funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Each Board benefits from Mr. Winter’s years of academic experience, including as Dean Emeritus of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh. He served as Dean and Professor from 1997 until 2005 and Professor until 2013. He is widely regarded as a specialist in marketing strategy, marketing management, business-to-business marketing and services marketing. He has also served as a consultant to more than 50 different firms.

Board Members/Nominees	Experience, Qualifications and Skills
Interested Board Members/Nominees

Barbara G. Novick	Barbara G. Novick recently joined as a member of the Boards of the Funds in the Equity-Liquidity Complex. Ms. Novick has extensive experience in the financial services industry, including more than 26 years with BlackRock. Ms. Novick currently is a member of BlackRock’s Global Executive, Global Operating and Corporate Risk Management Committees and chairs BlackRock’s Government Relations Steering Committee. For the first twenty years at BlackRock, Ms. Novick oversaw global business development, marketing and client service across equity, fixed income, liquidity, alternative investment and real estate products, and in her current role, heads BlackRock’s efforts globally on government relations and public policy. Prior to joining BlackRock, Ms. Novick was Vice President of the Mortgage Products Group at the First Boston Corporation and prior to that, was with Morgan Stanley. Ms. Novick also serves as a board member of the funds in the BlackRock Closed-End Fund Complex. The Boards benefit from Ms. Novick’s wealth of experience and long history with BlackRock and BlackRock’s management practices, investment strategies and products, which stretches back to BlackRock’s founding in 1988.

John M. Perlowski	John M. Perlowski recently joined as a member of the Boards of the Funds in the Equity-Liquidity Complex. Mr. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Fund Services since 2009, and as President and Chief Executive Officer of the Funds provides him with a strong understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Perlowski held prior positions as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and Director of the Goldman Sachs Offshore Funds. Mr. Perlowski also serves as a board member of the funds in the BlackRock Closed-End Fund Complex and another complex of BlackRock registered open-end funds, the BlackRock Equity-Bond Fund Complex. The Boards benefit from Mr. Perlowski’s experience with the management practices of other financial companies.

Board Leadership Structure and Oversight

Each Board currently consists of 15 Board Members, 13 of whom are Independent Board Members. The investment companies registered under the Investment Company Act that are advised by the Advisor or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Equity-Liquidity Complex, another complex of open-end funds, one complex of closed-end funds and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). The Funds are included in the BlackRock Equity-Liquidity Complex.

The Boards have overall responsibility for the oversight of the Funds. The Chair of each Board is an Independent Board Member, and the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. Each Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The Boards do not have a compensation committee because the executive officers of the Funds, other than the Funds’ Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Funds and the CCO’s compensation is comprehensively reviewed by the Boards. The role of the Chair of the Boards is to preside at all meetings of the Boards, and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Boards or the Chair of a Committee may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of Fund management, in executive session or with other service providers to the Funds. The Boards have regular in person meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements, and if necessary, may hold special meetings before the next regular meeting. Each Committee of a Board meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. Each Board and each standing Committee conducts annual assessments of their oversight function and structure. Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Boards have engaged the Advisor to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the Investment Company Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Advisor and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for each Fund’s most recent fiscal year is set forth in Appendix D.

Equity Securities Owned by Board Members and Board Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Funds that they oversee or are nominated to oversee in the BlackRock Fund Complexes, as of November 30, 2015, is set forth in Appendix E.

Attendance of Board Members at Shareholders’ Meetings. None of the Funds currently has a formal policy regarding Board members’ attendance at shareholders’ meetings. None of the Funds held, or were required to hold, a meeting at which Directors/Trustees were elected during its last fiscal year.

Board Meetings. Information relating to the number of times that the Boards met during each Fund’s most recent fiscal year is set forth in Appendix F. No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed fiscal year.

Standing Committees of the Boards. Information relating to the various standing committees of the Boards is set forth below.

The Board of each Fund has established the following standing committees:

Audit Committee. The members of the Audit Committee of each Board (the “Audit Committee”) are Kenneth L. Urish (Chair), Frank J. Fabozzi, Herbert I. London, Mark Stalnecker and Frederick W. Winter, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each independent audit of the Fund’s annual financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of the Fund and the internal controls of the Fund and certain service providers; (5) oversee the performance of the Fund’s Independent Registered Public Accounting Firm; (6) review and discuss with management and the Fund’s Independent Registered Public Accounting Firm the performance and findings of the Fund’s internal auditors; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to the Fund’s financial reporting and controls; (8) resolve any disagreements between Fund management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board of each Fund has adopted a written charter for the Audit Committee.

Governance and Nominating Committee. The members of the Governance and Nominating Committee of each Board (the “Governance Committee”) are Matina S. Horner (Chair), Collette Chilton, Herbert I. London, Cynthia A. Montgomery, Robert C. Robb, Jr. and Toby Rosenblatt, all of whom are Independent Board Members. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Board Members of the Fund and recommend Independent Board Member nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Board Member compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Board Members; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee of each

Board may consider nominations for the office of Board Member made by Fund shareholders as it deems appropriate. Each Governance Committee may consider nominees recommended by a shareholder. Fund shareholders who wish to recommend a nominee to the Governance Committee in the future should send such recommendation to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. The Board of each Fund has adopted a written charter for the Governance Committee, which is attached to this proxy statement as Appendix K.

The Governance Committee of each Board has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Board believes that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Board Member was and continues to be qualified to serve as a Board Member, each Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Independent Board Members have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Independent Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each Fund’s investment adviser, sub-advisers, other service providers, counsel and the Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Board Members.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. Each Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee of each Board believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in this Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Funds. The Governance Committee may, but is not required to, engage the services of a third party firm at the relevant Funds’ expense to identify and assist in evaluating potential Board candidates.

Further, each Board has adopted Board Member qualification requirements, including: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the Investment Company Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the Investment Company Act.

Compliance Committee. The members of the Compliance Committee of each Board (the “Compliance Committee”) are Joseph P. Platt (Chair), Rodney D. Johnson, Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock and any sub-adviser and the Fund’s third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Funds and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning the Fund’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the Fund’s CCO, including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Board of each Fund has adopted a written charter for the Compliance Committee.

Performance Oversight Committee. The members of the Performance Oversight and Contract Committee (the “Performance Oversight Committee”) of each Board are David O. Beim (Chair), Collette Chilton, Frank J. Fabozzi, Toby Rosenblatt, Mark Stalnecker and Frederick W. Winter, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Board Members in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review information on, and make recommendations to the full Board in respect of the Fund’s investment objective, policies and practices; (2) review information on the Fund’s investment performance; (3) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (4) review personnel and other resources devoted to management of the Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (5) recommend any required action regarding changes in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (6) request and review information on the nature, extent and quality of services provided to the shareholders; (7) make recommendations to the Board concerning the approval or renewal of investment advisory agreements; and (8) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight Committee. The Board of each Fund has adopted a written charter for the Performance Oversight Committee.

Executive Committee. The members of the Executive Committee of each Board (the “Executive Committee”) are Matina S. Horner and Rodney D. Johnson, both of whom are Independent Board Members, and Barbara G. Novick, who serves as an interested Board Member. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board of each Fund has adopted a written charter for the Executive Committee.

Appendix G sets forth the number of times each Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee and Executive Committee met during the Fund’s (or for series Funds, each Portfolio’s) most recent fiscal year.

Executive Officers of the Funds. Information about the executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix H.

Your Board unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee under each applicable Proposal.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

For each Fund, a quorum of the shareholders of a Fund as a whole, including the shareholders of the Portfolios of the Fund, if any, is required to be present in person or represented by proxy, in order to take any action at the Meeting with respect to Proposal 1 as it applies to that particular Fund. The quorum requirement for each Fund is set forth in Appendix A.

The vote requirement for each Fund to elect Board members is set forth in Appendix A. Votes on Proposal 1 will be tabulated on a Fund basis, such that the votes of Portfolios that are series of the same Fund will be voted together as a single class with respect to the election of the Board members of that Fund. The shareholders of each Fund organized as a Feeder Fund in a master/feeder structure (identified in Appendix B) where such Fund invests all or substantially all of its assets in a corresponding Master Fund or series of a corresponding Master Fund are also being asked, in Proposal 2, to provide voting instructions to such Feeder Fund with respect to the election of the Board Nominees of the corresponding Master Fund. The shareholders of Balanced Capital Fund are being asked, in Proposal 3, to provide voting instructions to Balanced Capital Fund with respect to its vote for the election of the Board of Master Large Cap Series LLC. Approval of Proposal 1 will occur only if a sufficient number of votes at the Meeting are cast “FOR” the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore, abstentions and broker non-votes will have the same effect as a vote against Proposal 1 for Funds (identified in Appendix A) which require a majority of the outstanding shares present, in person or by proxy. However, abstentions and broker non-votes will not have an effect on Proposal 1 for Funds that require a plurality or a majority of the votes cast. A vote requiring a plurality to elect Board Nominees for a Fund means that the Board Nominees receiving the largest number of votes cast will be elected to fill the available positions for that Fund.

Each Feeder Fund will vote its interests in the Master Fund in which it invests in accordance with the voting instructions received from the shareholders of the Feeder Fund and will vote interests in the Master Fund with respect to which it has not received voting instructions in the same proportion as the interests for which it has received instructions from other shareholders (this is called “proportional voting” or “echo voting”). The Feeder Funds do not require that a specified number of shareholders submit voting instructions before a Feeder Fund will vote its interests in the applicable Master Fund at the Meeting. Because each Feeder Fund will use proportional voting to vote its interests in its corresponding Master Fund, a small number of shareholders could determine how a Feeder Fund votes if other shareholders fail to vote. Please note that, as the Master Funds may have shareholders besides the Feeder Funds, it is possible that a matter may be approved by the Master Funds, even if it is not approved by Feeder Fund shareholders.

Balanced Capital Fund will vote its interests in Master Large Cap Series LLC in accordance with the voting instructions received from its shareholders, and will vote interests in Master Large Cap Series LLC with respect to which it has not received voting instructions in the same proportion as the interests for which it has received instructions from other shareholders. Balanced Capital Fund does not require that a specified number of shareholders submit voting instructions before Balanced Capital Fund will vote its interests in Master Large Cap Series LLC at the Meeting. Because Balanced Capital Fund will use proportional voting to vote its interests in Master Large Cap Series LLC, a small number of shareholders could determine how Balanced Capital Fund votes if other shareholders fail to vote.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution, or variable annuity contract or variable life insurance policy), and if you return a properly executed proxy card that does not specify how you wish to vote on Proposal 1, your shares will be voted “FOR” the Board Nominees in Proposal 1, and, if applicable, “FOR” the Board Nominees in Proposal 2 and/or Proposal 3.

The Funds expect that broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1, Proposal 2 and Proposal 3 before the Meeting. Under New York Stock Exchange rules, broker-dealer firms may, without instructions, give a proxy to vote on routine matters if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. If instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, broker-dealers may vote on Proposal 1, and submit voting instructions for Proposal 2 and Proposal 3, on behalf of the broker-dealer firms’ customers and beneficial owners. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of such proposal.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat withheld votes and “broker non-votes,” if any, as present for purposes of determining a quorum. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter.

If you are a beneficial shareholder of a Fund (that is if you hold shares of a Fund through a bank, broker or other financial institution or intermediary (called a service agent)), the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted may be deemed to authorize a service provider to vote such shares in favor of Proposal 1 (and to submit voting instructions for Proposal 2 and/or Proposal 3, as applicable). Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of each Fund and Portfolio, have selected Deloitte & Touche LLP (“D&T”) or PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds and Portfolios, as indicated on Appendix I.

No representatives of D&T or PwC will be present at the Meeting.

Appendix I sets forth for each Fund the fees billed by that Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix I is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Each Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. Each Fund’s Audit Committee also is required to consider and act upon (i) the provision by the Fund’s Independent Registered Public Accounting Firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s Independent Registered Public Accounting Firm of non-audit services to the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the Securities and Exchange Commission. See Appendix I to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s Independent Registered Public Accounting Firm.

The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, each Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s Independent Registered Public Accounting Firm to the Fund and to the Fund’s investment advisers and Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Each Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, each Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the Independent Registered Public Accounting Firm. Each service approved subject to general pre-approval is presented to each Fund’s Audit Committee for ratification at the next regularly scheduled in-person Board meeting.

For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T or PwC, as applicable to the Funds for which the general pre-approval requirement was waived.

Each Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T or PwC, as applicable, to the Fund’s Affiliated Service Providers in connection with determining such auditor’s independence. All services provided by D&T to each Fund and each Fund’s Affiliated Service Provider that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of each Fund consists of the following Board Members all of whom are Independent Board Members:

Kenneth L. Urish (Chair)

Frank Fabozzi

Herbert I. London

Mark Stalnecker

Frederick W. Winter

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

As of December 11, 2015, to the best of each Fund’s knowledge, the persons listed in Appendix K beneficially owned more than 5% of the outstanding shares of the class of such Fund indicated.

Investment Advisors, Sub-Advisors and Administrators

The table below identifies all the investment advisor, sub-advisor(s), if any, and administrator(s), if any, to the Funds. Additional information about the investment advisers and sub-advisors is set forth after the table below.

Fund/Portfolio	Advisor	Sub-Advisor(s)	Administrator(s)
BBIF Government Securities Fund	Feeder Fund – the Master Fund’s investment adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BBIF Money Fund	Feeder Fund – the Master Fund’s investment adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BBIF Tax-Exempt Fund	Feeder Fund – the Master Fund’s investment adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BBIF Treasury Fund	Feeder Fund – the Master Fund’s investment adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BIF Government Securities Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BIF Money Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BIF Multi-State Municipal Series Trust
BIF California Municipal Money Fund	BlackRock Advisors, LLC	—	—

BIF Connecticut Municipal Money Fund	BlackRock Advisors, LLC	—	—

BIF Massachusetts Municipal Money Fund	BlackRock Advisors, LLC	—	—

BIF New Jersey Municipal Money Fund	BlackRock Advisors, LLC	—	—

BIF New York Municipal Money Fund	BlackRock Advisors, LLC	—	—

BIF Ohio Municipal Money Fund	BlackRock Advisors, LLC	—	—

Fund/Portfolio	Advisor	Sub-Advisor(s)	Administrator(s)
BIF Tax-Exempt Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BIF Treasury Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Emerging Markets Fund, Inc.	BlackRock Advisors, LLC	BlackRock International Limited

BlackRock Financial Institutions Series Trust
BlackRock Summit Cash Reserves Fund	BlackRock Advisors, LLC	—	—

BlackRock Funds	BlackRock Advisors, LLC
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Alternative Capital Strategies Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Commodity Strategies Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Developed Real Estate Index Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Disciplined Small Cap Core Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Emerging Market Allocation Portfolio	BlackRock Advisors, LLC	BlackRock International Limited BlackRock Asset Management North Asia Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC —

BlackRock Emerging Markets Dividend Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Emerging Markets Long/Short Equity Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Energy & Resources Portfolio	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Exchange Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Flexible Equity Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Global Long/Short Credit Fund	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock Global Long/Short Equity Fund	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock Global Opportunities Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Health Sciences Opportunities Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Impact U.S. Equity Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock International Opportunities Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Macro Themes Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

Fund/Portfolio	Advisor	Sub-Advisor(s)	Administrator(s)
BlackRock Managed Volatility Portfolio	BlackRock Advisors, LLC	BlackRock International Limited BlackRock Asset Management North Asia Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Midcap Index Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Money Market Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock MSCI Asia ex Japan Index Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock MSCI World Index Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Municipal Money Market Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Multi-Asset Real Return Fund	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock Multi-Manager Alternative Strategies Fund	BlackRock Advisors, LLC	Benefit Street Partners, LLC Ionic Capital Management LLC LibreMax Capital, LLC Pine River Capital Management L.P. QMS Capital Management LP	BlackRock Advisors, LLC

BlackRock New Jersey Municipal Money Market Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock North Carolina Municipal Money Market Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Ohio Municipal Money Market Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Pennsylvania Municipal Money Market Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Real Estate Securities Fund	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock Science & Technology Opportunities Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Short Obligations Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Small Cap Growth Equity Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Small/Mid Cap Index Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Strategic Risk Allocation Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC BNY Mellon Investment Servicing (US) Inc.

Fund/Portfolio	Advisor	Sub-Advisor(s)	Administrator(s)
BlackRock Total Stock Market Index Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock U.S. Opportunities Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock U.S. Treasury Money Market Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Virginia Municipal Money Market Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Funds III
BlackRock LifePath® Retirement Fund	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock LifePath® 2020 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock LifePath® 2025 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock LifePath® 2030 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock LifePath® 2035 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock LifePath® 2040 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock LifePath® 2045 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock LifePath® 2050 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock LifePath® 2055 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock LifePath® Index Retirement Fund	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

Fund/Portfolio	Advisor	Sub-Advisor(s)	Administrator(s)
BlackRock LifePath® Index 2020 Fund	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock LifePath® Index 2025 Fund	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock LifePath® Index 2030 Fund	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock LifePath® Index 2035 Fund	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock LifePath® Index 2040 Fund	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock LifePath® Index 2045 Fund	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock LifePath® Index 2050 Fund	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock LifePath® Index 2055 Fund	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock Cash Funds: Institutional	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock Cash Funds: Prime	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock Cash Funds: Treasury	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock U.S. Total Bond Index Fund	Feeder Fund – the Master Fund’s investment adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock S&P 500 Index Fund	Feeder Fund – the Master Fund’s investment adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock CoreAlpha Bond Fund	Feeder Fund – the Master Fund’s investment adviser is BlackRock Fund Advisors	Feeder Fund: The Master Fund’s sub-advisers are BlackRock International Limited and BlackRock Fund Advisors	BlackRock Advisors, LLC

BlackRock Total International ex U.S. Index Fund	Feeder Fund – The Master Fund’s Investment Adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock Large Cap Index Fund	Feeder Fund – The Master Fund’s Investment Adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock Disciplined International Fund	Feeder Fund – The Master Fund’s Investment Adviser is BlackRock Advisors, LLC	Feeder Fund: the Master Fund’s sub-adviser is BlackRock Fund Advisors	BlackRock Advisors, LLC

BlackRock Index Funds, Inc.
BlackRock International Index Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Small Cap Index Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Large Cap Series Funds, Inc.
BlackRock Large Cap Core Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Event Driven Equity Fund	BlackRock Advisors, LLC	—

BlackRock Large Cap Growth Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

Fund/Portfolio	Advisor	Sub-Advisor(s)	Administrator(s)
BlackRock Large Cap Value Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Large Cap Value Retirement Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Latin America Fund, Inc.	BlackRock Advisors, LLC	BlackRock International Limited	—

BlackRock Liquidity Funds
California Money Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC Sub-Administrator: BNY Mellon Investment Servicing (US) Inc.

Federal Trust Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC Sub-Administrator: BNY Mellon Investment Servicing (US) Inc.

FedFund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC Sub-Administrator: BNY Mellon Investment Servicing (US) Inc.

MuniCash	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC Sub-Administrator: BNY Mellon Investment Servicing (US) Inc.

MuniFund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC Sub-Administrator: BNY Mellon Investment Servicing (US) Inc.

New York Money Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC Sub-Administrator: BNY Mellon Investment Servicing (US) Inc.

TempCash	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC Sub-Administrator: BNY Mellon Investment Servicing (US) Inc.

TempFund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC Sub-Administrator: BNY Mellon Investment Servicing (US) Inc.

T-Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC Sub-Administrator: BNY Mellon Investment Servicing (US) Inc.

Treasury Trust Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC Sub-Administrator: BNY Mellon Investment Servicing (US) Inc.

Fund/Portfolio	Advisor	Sub-Advisor(s)	Administrator(s)
BlackRock Master LLC
BlackRock Master International Portfolio	BlackRock Advisors, LLC	BlackRock International Limited	—

BlackRock Master Small Cap Growth Portfolio	BlackRock Advisors, LLC	—	—

BlackRock Pacific Fund, Inc.	BlackRock Advisors, LLC	BlackRock Asset Management North Asia Limited	—

BlackRock Series, Inc.
BlackRock International Fund	Feeder Fund – the Master Fund’s investment adviser is BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisers, LLC

BlackRock Small Cap Growth Fund II	Feeder Fund – the Master Fund’s investment adviser is BlackRock Advisors, LLC	—	BlackRock Advisers, LLC

Funds For Institutions Series
FFI Government Fund	BlackRock Advisors, LLC	—	—

FFI Institutional Fund (to be renamed BlackRock Government Institutional Fund effective January 4, 2016)	Feeder Fund – The Master Fund’s Investment Adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

FFI Institutional Tax-Exempt Fund	Feeder Fund – The Master Fund’s Investment Adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

FFI Premier Institutional Fund (to be renamed BlackRock Premier Government Institutional Fund effective January 4, 2016)	Feeder Fund – The Master Fund’s Investment Adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

FFI Select Institutional Fund (to be renamed BlackRock Select Government Institutional Fund effective January 4, 2016)	Feeder Fund – The Master Fund’s Investment Adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

FFI Treasury Fund	BlackRock Advisors, LLC		—

Master Government Securities LLC	BlackRock Advisors, LLC	—	—

Master Institutional Money Market LLC
Institutional Portfolio (to be renamed Master Government Institutional Portfolio effective January 4, 2016)	BlackRock Advisors, LLC	—	—

Institutional Tax-Exempt Portfolio	BlackRock Advisors, LLC	—	—

Premier Institutional Portfolio (to be renamed Master Premier Institutional Portfolio effective January 4, 2016)	BlackRock Advisors, LLC	—	—

Master Investment Portfolio
Prime Money Market Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

Money Market Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

Fund/Portfolio	Advisor	Sub-Advisor(s)	Administrator(s)
International Tilts Master Portfolio	BlackRock Advisors, LLC	BlackRock Fund Advisors	BlackRock Advisors, LLC

Treasury Money Market Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Retirement Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® 2020 Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® 2025 Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® 2030 Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® 2035 Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® 2040 Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® 2045 Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® 2050 Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® 2055 Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® Index Retirement Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Index 2020 Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Index 2025 Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Index 2030 Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Index 2035 Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Index 2040 Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Index 2045 Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Index 2050 Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Index 2055 Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

Active Stock Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

Fund/Portfolio	Advisor	Sub-Advisor(s)	Administrator(s)
CoreAlpha Bond Master Portfolio	BlackRock Advisors, LLC	BlackRock International Limited BlackRock Fund Advisors	BlackRock Advisors, LLC

S&P 500 Index Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

U.S. Total Bond Index Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

Total International ex U.S. Index Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

Large Cap Index Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

Master Large Cap Series LLC
Master Large Cap Core Portfolio	BlackRock Advisors, LLC	—	—

Master Large Cap Growth Portfolio	BlackRock Advisors, LLC	—	—

Master Large Cap Value Portfolio	BlackRock Advisors, LLC	—	—

Master Money LLC	BlackRock Advisors, LLC	—	—

Master Tax-Exempt LLC	BlackRock Advisors, LLC	—	—

Master Treasury LLC	BlackRock Advisors, LLC	—	—

Quantitative Master Series LLC
Master Extended Market Index Series	BlackRock Advisors, LLC	—	—

Master International Index Series	BlackRock Advisors, LLC	—	—

Master Small Cap Index Series	BlackRock Advisors, LLC	—	—

Ready Assets Prime Money Fund (to be renamed Ready Assets Government Liquidity Fund effective January 4, 2016)	BlackRock Advisors, LLC	—	—

Ready Assets U.S.A. Government Money Fund	BlackRock Advisors, LLC	—	—

Ready Assets U.S. Treasury Money Fund	BlackRock Advisors, LLC	—	—

Retirement Series Trust
Retirement Reserves Money Fund	BlackRock Advisors, LLC	—	—

BlackRock Advisors, LLC serves as investment adviser and/or administrator to certain of the Funds and/or Portfolios, and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc.

BlackRock International Limited is located at Exchange Place One, One Semple Street, Edinburgh, EH3 8BL United Kingdom.

BlackRock Fund Advisors is located at 400 Howard Street, San Francisco, California 94105.

BlackRock Asset Management North Asia Limited is located at 16/F Cheung Kong Center, 2 Queen’s Road Central, Hong Kong.

BlackRock (Singapore) Limited is located at 20 Anson Road #18-01, 079912 Singapore.

Benefit Street Partners, LLC is located at 9 West 57th Street, Suite 4920, New York, New York 10019.

Ionic Capital Management LLC is located at 475 Fifth Avenue, 9th Floor, New York, New York 10017.

LibreMax Capital, LLC is located at 600 Lexington Avenue, 7th Floor, New York, New York 10022.

Pine River Capital Management L.P. is located at 601 Carlson Parkway, Minnetonka, Minnesota 55305.

QMS Capital Management LP is located at 240 Leigh Farm Rd., Suite 450, Durham, North Carolina 27707.

BNY Mellon Investment Servicing (US) Inc. serves as administrator, co-administrator or sub-administrator to certain Funds and/or Portfolios, and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

BlackRock Investments, LLC, an indirect wholly-owned subsidiary of BlackRock, Inc., serves as the principal underwriter for the Funds, and is located at 55 East 52nd Street, New York, NY 10055.

Submission of Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of a Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, New York 10022-5911, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement or presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the applicable Fund’s governing instruments. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO, 40 East 52nd Street, New York, NY 10022. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Fund(s). Pursuant to a contractual fee limitation, the investment adviser to a Fund or a series of a Fund may bear some or all of the costs associated with the joint proxy statement with respect to such Fund or series of the Fund, as applicable.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock have retained Computershare, located at 280 Oser Avene, Hauppauge, NY 11788, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Computershare will be paid approximately $381,000 for such services (including reimbursements of out-of-pocket expenses). Computershare may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Joint Special Meeting

Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Meeting.

General

Management does not intend to present and does not have reason to believe that any items of business other than voting with respect to Proposal 1 will be presented at the Meeting. However, if other matters are properly presented at the Meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Funds.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the Meeting.

The Meeting as to any Fund may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting) of such Fund, or by the chairman of the Meeting, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Funds on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of such Funds did not have timely notice, as set forth in the SEC’s proxy rules.

Please vote promptly by signing and dating each enclosed proxy card, and returning it (them) in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Boards,

Benjamin Archibald

Secretary of the Funds

December 23, 2015

Appendix A – Fund Information/Quorum and Voting Requirements

The following table lists (i) each Fund, (ii) the Portfolios, if any, of each Fund, (iii) the form of organization of each Fund, (iv) the voting rights of shares/interests in each Fund, (v) the quorum requirement for each Fund and (vi) the vote required to approve Proposal 1 with respect to each Fund. The Funds are listed in bold type. Portfolios that are series of a Fund are listed in italics under the name of the Fund. References to “shares” mean (i) if the Fund is organized as a trust, the units of beneficial interest of the Trust, (ii) if the Fund is organized as a corporation, the shares of stock of the Fund and (iii) if the Fund is organized as a limited liability company, the limited liability company interests of the Fund.

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1[3]
BBIF Government Securities Fund	Massachusetts Trust	Holders are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share), and each fractional dollar amount shall be entitled to a proportionate fractional vote.	Holders of shares entitled to vote, present in person or by proxy, representing a majority of the voting power	A plurality of votes cast

BBIF Money Fund	Massachusetts Trust	Holders are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share), and each fractional dollar amount shall be entitled to a proportionate fractional vote.	Holders of shares entitled to vote, present in person or by proxy, representing a majority of the voting power	A plurality of votes cast

BBIF Tax-Exempt Fund	Massachusetts Trust	Holders are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share), and each fractional dollar amount shall be entitled to a proportionate fractional vote.	Holders of shares entitled to vote, present in person or by proxy, representing a majority of the voting power	A plurality of votes cast

BBIF Treasury Fund	Massachusetts Trust	Holders are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share), and each fractional dollar amount shall be entitled to a proportionate fractional vote.	Holders of shares entitled to vote, present in person or by proxy, representing a majority of the voting power	A plurality of votes cast

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1[3]
BIF Government Securities Fund[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

BIF Money Fund[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

BIF Multi-State Municipal Series Trust[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting
Series
BIF California Municipal Money Fund
BIF Connecticut Municipal Money Fund
BIF Massachusetts Municipal Money Fund
BIF New Jersey Municipal Money Fund
BIF New York Municipal Money Fund
BIF Ohio Municipal Money Fund
BIF Tax-Exempt Fund[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

BIF Treasury Fund[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

BlackRock Emerging Markets Fund, Inc.[2]	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock Financial Institutions Series Trust[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting
Series
BlackRock Summit Cash Reserves Fund
BlackRock Funds	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A plurality of the shares voted
Series
BlackRock All-Cap Energy & Resources Portfolio

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1[3]
BlackRock Alternative Capital Strategies Fund
BlackRock Commodity Strategies Fund
BlackRock Developed Real Estate Index Fund
BlackRock Disciplined Small Cap Core Fund
BlackRock Emerging Market Allocation Portfolio
BlackRock Emerging Markets Dividend Fund
BlackRock Emerging Markets Long/Short Equity Fund
BlackRock Energy & Resources Portfolio
BlackRock Exchange Portfolio
BlackRock Flexible Equity Fund
BlackRock Global Long/Short Credit Fund
BlackRock Global Long/Short Equity Fund
BlackRock Global Opportunities Portfolio
BlackRock Health Sciences Opportunities Portfolio
BlackRock Impact U.S. Equity Fund
BlackRock International Opportunities Portfolio
BlackRock Macro Themes Fund
BlackRock Managed Volatility Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Midcap Index Fund
BlackRock Money Market Portfolio
BlackRock MSCI Asia ex Japan Index Fund
BlackRock MSCI World Index Fund
BlackRock Municipal Money Market Portfolio
BlackRock Multi-Asset Real Return Fund
BlackRock Multi-Manager Alternative Strategies Fund
BlackRock New Jersey Municipal Money Market Portfolio

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1[3]
BlackRock North Carolina Municipal Money Market Portfolio
BlackRock Ohio Municipal Money Market Portfolio
BlackRock Pennsylvania Municipal Money Market Portfolio
BlackRock Real Estate Securities Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Short Obligations Fund
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small/Mid Cap Index Fund
BlackRock Strategic Risk Allocation Fund
BlackRock Total Stock Market Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock U.S. Treasury Money Market Portfolio
BlackRock Virginia Municipal Money Market Portfolio
BlackRock Funds III	Delaware Trust	Each share shall entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder’s name on the books of the Fund.	One-third of the shares entitled to vote, present in person or by proxy	A plurality of the shares voted
Series
BlackRock LifePath® Retirement Fund
BlackRock LifePath® 2020 Fund
BlackRock LifePath® 2025 Fund
BlackRock LifePath® 2030 Fund
BlackRock LifePath® 2035 Fund
BlackRock LifePath® 2040 Fund
BlackRock LifePath® 2045 Fund
BlackRock LifePath® 2050 Fund
BlackRock LifePath® 2055 Fund

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1[3]
BlackRock LifePath® Index Retirement Fund
BlackRock LifePath® Index 2020 Fund
BlackRock LifePath® Index 2025 Fund
BlackRock LifePath® Index 2030 Fund
BlackRock LifePath® Index 2035 Fund
BlackRock LifePath® Index 2040 Fund
BlackRock LifePath® Index 2045 Fund
BlackRock LifePath® Index 2050 Fund
BlackRock LifePath® Index 2055 Fund
BlackRock Cash Funds: Institutional
BlackRock Cash Funds: Prime
BlackRock Cash Funds: Treasury
BlackRock U.S. Total Bond Index Fund
BlackRock S&P 500 Index Fund
BlackRock CoreAlpha Bond Fund
BlackRock Total International ex U.S. Index Fund
BlackRock Large Cap Index Fund
BlackRock Disciplined International Fund
BlackRock Index Funds, Inc.[2]	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the votes cast
Series
BlackRock International Index Fund
BlackRock Small Cap Index Fund
BlackRock Large Cap Series Funds, Inc.[2]	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of one-third of the shares entitled to vote, present in person or by proxy	A majority of the votes cast
Series
BlackRock Large Cap Core Fund
BlackRock Event Driven Equity Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1[3]
BlackRock Large Cap Value Retirement Portfolio
BlackRock Latin America Fund, Inc.[2]	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock Liquidity Funds	Delaware Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of one-third of the shares entitled to vote, present in person or by proxy	A plurality of the shares voted
Series
California Money Fund
Federal Trust Fund
FedFund
MuniCash
MuniFund
New York Money Fund
TempCash
TempFund
T-Fund
Treasury Trust Fund
BlackRock Master LLC[2]	Delaware LLC	Each holder of an interest in a Series shall be entitled to a vote proportionate to its Interest as recorded on the books of the Fund.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting
Series
BlackRock Master International Portfolio
BlackRock Master Small Cap Growth Portfolio
BlackRock Pacific Fund, Inc.[2]	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock Series, Inc.[2]	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of one-third of the shares entitled to vote, present in person or by proxy	A majority of the votes cast
Series
BlackRock International Fund
BlackRock Small Cap Growth Fund II
Funds For Institutions Series	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting
Series
FFI Government Fund
FFI Institutional Fund (to be renamed BlackRock Government Institutional Fund effective January 4, 2016)

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1[3]
FFI Institutional Tax-Exempt Fund
FFI Premier Institutional Fund (to be renamed BlackRock Premier Government Institutional Fund effective January 4, 2016)
FFI Select Institutional Fund (to be renamed BlackRock Select Government Institutional Fund effective January 4, 2016)
FFI Treasury Fund
Master Government Securities LLC[2]	Delaware LLC	Each holder of an interest shall be entitled to a vote proportionate to its interest in the Fund; provided, however, that in the event that holders exercise pass through voting, such holders shall vote their interests on the same basis as interests in such holders are voted.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

Master Institutional Money Market LLC[2]	Delaware LLC	Each holder of an interest shall be entitled to a vote proportionate to its interest as recorded on the books of the Fund.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting
Series
Master Institutional Portfolio (to be renamed Master Government Institutional Portfolio effective January 4, 2016)
Master Institutional Tax-Exempt Portfolio
Master Premier Institutional Portfolio (to be renamed Master Premier Government Institutional Portfolio effective January 4, 2016)
Master Investment Portfolio[2]	Delaware Trust	Each holder of an interest shall be entitled to a vote in proportion to its interest relative to total outstanding interests in the Fund.	Thirty Percent (30%) of the outstanding interests, present in person or by proxy	A majority of the interests voted
Series
Prime Money Market Master Portfolio

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1[3]
Money Market Master Portfolio
International Tilts Master Portfolio
Treasury Money Market Master Portfolio
LifePath® Retirement Master Portfolio
LifePath® 2020 Master Portfolio
LifePath® 2025 Master Portfolio
LifePath® 2030 Master Portfolio
LifePath® 2035 Master Portfolio
LifePath® 2040 Master Portfolio
LifePath® 2045 Master Portfolio
LifePath® 2050 Master Portfolio
LifePath® 2055 Master Portfolio
LifePath® Index Retirement Master Portfolio
LifePath® Index 2020 Master Portfolio
LifePath® Index 2025 Master Portfolio
LifePath® Index 2030 Master Portfolio
LifePath® Index 2035 Master Portfolio
LifePath® Index 2040 Master Portfolio
LifePath® Index 2045 Master Portfolio
LifePath® Index 2050 Master Portfolio
LifePath® Index 2055 Master Portfolio
Active Stock Master Portfolio
CoreAlpha Bond Master Portfolio
S&P 500 Index Master Portfolio
U.S. Total Bond Index Master Portfolio
Total International ex U.S. Index Master Portfolio
Large Cap Index Master Portfolio
Master Large Cap Series LLC[2]	Delaware LLC	Each holder of an interest in a series shall be entitled to a vote proportionate to its interest in the Fund.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1[3]
Series
Master Large Cap Core Portfolio
Master Large Cap Growth Portfolio
Master Large Cap Value Portfolio
Master Money LLC[2]	Delaware LLC	Each holder of an interest shall be entitled to a vote in proportion to its interest in the Fund; provided that in the event that holders exercise pass through voting, such holders shall vote their interests on the same basis as interests in such holders are voted.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

Master Tax-Exempt LLC[2]	Delaware LLC	Each holder of an interest shall be entitled to a vote in proportion to its interest in the Fund, provided, however, that in the event that holders exercise pass through voting, such holders shall vote their Interests on the same basis as interests in such holders are voted.	Holders of a majority of the interests entitled to vote, present in person or by proxy	A majority of the shares present at the meeting

Master Treasury LLC[2]	Delaware LLC	Each holder of an interest shall be entitled to a vote in proportion to its interest in the Fund, provided, however, that in the event that holders exercise pass through voting, such holders shall vote their Interests on the same basis as interests in such holders are voted.	Holders of a majority of the interests entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

Quantitative Master Series LLC[2]	Delaware LLC	Each holder shall be entitled to vote proportionate to its interest in the Fund.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting
Series
Master Extended Market Index Series
Master International Index Series
Master Small Cap Index Series

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1[3]
Ready Assets Prime Money Fund[2] (to be renamed Ready Assets Government Liquidity Fund effective January 4, 2016)	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

Ready Assets U.S.A. Government Money Fund[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

Ready Assets U.S. Treasury Money Fund[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

Retirement Series Trust[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting
Series
Retirement Reserves Money Fund

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.

[2]

Denotes Funds in which abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as votes cast and will have the same effect as a vote against Proposal 1.

[3]

The quorum requirement for a series of any Fund is the same as that listed for that Fund. However, when applying such quorum requirement to a Fund for purposes of Proposal 1, the quorum requirement applies to all shareholders of the Fund as a whole. The approval of the shareholders of all relevant Funds that are series of the applicable Fund voting together is required.

Appendix B – Master/Feeder Structures

The following chart identifies the Funds and Portfolios that are organized in master/feeder structures:

Master Fund	Feeder Fund(s)
BlackRock Master LLC - BlackRock Master International Portfolio	BlackRock Series, Inc. - BlackRock International Fund

BlackRock Master LLC - BlackRock Master Small Cap Growth Portfolio	BlackRock Series, Inc. - BlackRock Small Cap Growth Fund II

Master Government Securities LLC	BBIF Government Securities Fund BIF Government Securities Fund

Master Money LLC	BBIF Money Fund BIF Money Fund

Master Tax-Exempt LLC	BBIF Tax-Exempt Fund BIF Tax-Exempt Fund

Master Treasury LLC	BBIF Treasury Fund BIF Treasury Fund

Master Institutional Money Market LLC - Master Institutional Portfolio (to be renamed Master Government Institutional Portfolio effective January 4, 2016)

Funds For Institutions Series - FFI Institutional Fund (to be renamed BlackRock Government Institutional Fund effective January 4, 2016)

Funds For Institutions Series - FFI Select Institutional Fund (to be renamed BlackRock Select Government Institutional Fund effective January 4, 2016)

Master Institutional Money Market LLC - Master Institutional Tax-Exempt Portfolio	Funds For Institutions Series - FFI Institutional Tax-Exempt Fund

Master Institutional Money Market LLC - Master Premier Institutional Portfolio (to be renamed Master Premier Government Institutional Portfolio effective January 4, 2016)	Funds For Institutions Series - FFI Premier Institutional Fund (to be renamed BlackRock Premier Government Institutional Fund effective January 4, 2016)

Master Investment Portfolio - CoreAlpha Bond Master Portfolio	BlackRock Funds III - BlackRock CoreAlpha Bond Fund

Master Investment Portfolio - International Tilts Master Portfolio	BlackRock Funds III - BlackRock Disciplined International Fund

Master Investment Portfolio - Large Cap Index Master Portfolio	BlackRock Funds III - BlackRock Large Cap Index Fund

Master Investment Portfolio - S&P 500 Index Master Portfolio	BlackRock Funds III - BlackRock S&P 500 Index Fund

Master Investment Portfolio - Total International ex U.S. Index Master Portfolio	BlackRock Funds III - BlackRock Total International ex U.S. Index Fund

Master Investment Portfolio - U.S. Total Bond Index Master Portfolio	BlackRock Funds III - BlackRock U.S. Total Bond Index Fund

Master Fund	Feeder Fund(s)
Master Investment Portfolio - Money Market Master Portfolio	BlackRock Funds III - BlackRock Cash Funds: Institutional

Master Investment Portfolio - Prime Money Market Master Portfolio	BlackRock Funds III - BlackRock Cash Funds: Prime

Master Investment Portfolio - Treasury Money Market Master Portfolio	BlackRock Funds III - BlackRock Cash Funds: Treasury

Master Investment Portfolio - LifePath® Retirement Master Portfolio	BlackRock Funds III - BlackRock LifePath® Retirement Fund

Master Investment Portfolio - LifePath® 2020 Master Portfolio	BlackRock Funds III - BlackRock LifePath® 2020 Fund

Master Investment Portfolio - LifePath® 2025 Master Portfolio	BlackRock Funds III - BlackRock LifePath® 2025 Fund

Master Investment Portfolio - LifePath® 2030 Master Portfolio	BlackRock Funds III - BlackRock LifePath® 2030 Fund

Master Investment Portfolio - LifePath® 2035 Master Portfolio	BlackRock Funds III - BlackRock LifePath® 2035 Fund

Master Investment Portfolio - LifePath® 2040 Master Portfolio	BlackRock Funds III - BlackRock LifePath® 2040 Fund

Master Investment Portfolio - LifePath® 2045 Master Portfolio	BlackRock Funds III - BlackRock LifePath® 2045 Fund

Master Investment Portfolio - LifePath® 2050 Master Portfolio	BlackRock Funds III - BlackRock LifePath® 2050 Fund

Master Investment Portfolio - LifePath® 2055 Master Portfolio	BlackRock Funds III - BlackRock LifePath® 2055 Fund

Master Investment Portfolio - LifePath® Index Retirement Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index Retirement Fund

Master Investment Portfolio - LifePath® Index 2020 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index 2020 Fund

Master Investment Portfolio - LifePath® Index 2025 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index 2025 Fund

Master Investment Portfolio - LifePath® Index 2030 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index 2030 Fund

Master Investment Portfolio - LifePath® Index 2035 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index 2035 Fund

Master Investment Portfolio - LifePath® Index 2040 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index 2040 Fund

Master Investment Portfolio - LifePath® Index 2045 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index 2045 Fund

Master Investment Portfolio - LifePath® Index 2050 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index 2050 Fund

Master Fund	Feeder Fund(s)
Master Investment Portfolio - LifePath® Index 2055 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index 2055 Fund

Master Large Cap Series LLC - Master Large Cap Growth Portfolio	BlackRock Large Cap Series Funds, Inc. - BlackRock Large Cap Growth Fund

Master Large Cap Series LLC - Master Large Cap Value Portfolio	BlackRock Large Cap Series Funds, Inc. - BlackRock Large Cap Value Fund

Master Large Cap Series LLC - Master Large Cap Core Portfolio	BlackRock Large Cap Series Funds, Inc. - BlackRock Large Cap Value Retirement Portfolio
BlackRock Large Cap Series Funds, Inc. - BlackRock Large Cap Core Fund

Quantitative Master Series LLC - Master International Index Series	BlackRock Index Funds, Inc. - BlackRock International Index Fund

Quantitative Master Series LLC - Master Small Cap Index Series	BlackRock Index Funds, Inc. - BlackRock Small Cap Index Fund

Appendix C – Shares Outstanding/Votes

A.        For the Funds/Portfolios listed in the tables below, shareholders are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote. The tables below set forth the number of shares outstanding of each class of each Fund and Portfolio and the number of votes to which each such class is entitled as of December 11, 2015:

Fund/Portfolio	Shares Outstanding/Number of Votes
BIF Government Securities Fund	188,206,369
BIF Money Fund	5,040,991,845
BIF Multi-State Municipal Series Trust
BIF California Municipal Money Fund	650,771,505
BIF Connecticut Municipal Money Fund	102,939,551
BIF Massachusetts Municipal Money Fund	77,336,098
BIF New Jersey Municipal Money Fund	301,515,643
BIF New York Municipal Money Fund	592,346,445
BIF Ohio Municipal Money Fund	79,939,469
BIF Tax-Exempt Fund	2,570,657,755
BIF Treasury Fund	1,071,685,983

Fund/Portfolio	Shares Outstanding/Number of Votes
	Investor A	Investor B	Investor C	Institutional	Class R	Service	Class K
BlackRock Emerging Markets Fund, Inc.	12,135,328	N/A	8,207,893	9,456,041	N/A	N/A	N/A
BlackRock Financial Institutions Series Trust
BlackRock Summit Cash Reserves Fund	61,263,253	25,868,306	N/A	N/A	N/A	N/A	N/A
BlackRock Funds
BlackRock All-Cap Energy & Resources Portfolio	5,396,480	117,547	3,450,040	2,095,861	N/A	71,508	N/A
BlackRock Alternative Capital Strategies Fund	31,332	N/A	7,394	2,502,392	N/A	N/A	N/A
BlackRock Commodity Strategies Fund	2,455,364	N/A	799,987	15,556,435	N/A	N/A	N/A
BlackRock Developed Real Estate Index Fund	2,502	N/A	N/A	66,913	N/A	N/A	496,000
BlackRock Disciplined Small Cap Core Fund	330,271	N/A	38,088	532,164	N/A	N/A	N/A
BlackRock Emerging Market Allocation Portfolio	222,703	N/A	111,207	6,275,457	N/A	N/A	N/A
BlackRock Emerging Markets Dividend Fund	209,125	N/A	50,921	260,058	N/A	N/A	N/A
BlackRock Emerging Markets Long/Short Equity Fund	1,696,117	N/A	821,817	27,275,113	N/A	N/A	N/A
BlackRock Energy & Resources Portfolio	8,746,418	73,420	3,025,101	3,328,472	N/A	N/A	N/A
BlackRock Exchange Portfolio*
BlackRock Flexible Equity Fund	29,970,336	304,108	6,823,370	3,212,780	121,206	9,080	N/A
BlackRock Global Long/Short Credit Fund	73,819,010	N/A	30,048,174	451,571,041	N/A	N/A	N/A
BlackRock Global Long/Short Equity Fund	18,933,503	N/A	8,319,351	128,068,543	N/A	N/A	N/A
BlackRock Global Opportunities Portfolio	12,452,972	N/A	3,855,012	5,563,894	602,457	N/A	N/A
BlackRock Health Sciences Opportunities Portfolio	62,264,077	236,031	28,085,083	31,569,042	3,393,320	809,027	N/A
*	BlackRock Exchange Portfolio offers BlackRock Shares. As of December 11, 2015, the shares outstanding/number of votes relating to the BlackRock Shares of BlackRock Exchange Portfolio was 209,334.

Fund/Portfolio	Shares Outstanding/Number of Votes
	Investor A	Investor B	Investor C	Institutional	Class R	Service	Class K
BlackRock Impact U.S. Equity Fund	8,291	N/A	2,500	1,995,192	N/A	N/A	N/A
BlackRock International Opportunities Portfolio	13,828,320	63,688	3,563,094	12,911,459	N/A	599,623	N/A
BlackRock Macro Themes Fund	12,610	N/A	2,500	3,002,095	N/A	N/A	N/A
BlackRock Managed Volatility Portfolio	21,678,533	229,730	4,714,003	19,210,494	N/A	131,863	N/A
BlackRock Mid-Cap Growth Equity Portfolio	25,246,437	171,464	4,377,891	4,783,632	581,592	113,153	N/A
BlackRock Midcap Index Fund	10,414	N/A	N/A	211,769,575	N/A	N/A	5,016,938
BlackRock Money Market Portfolio	330,237,945	452,636	49,138,310	599,876,252	N/A	316,023,620	N/A
BlackRock MSCI Asia ex Japan Index Fund	N/A	N/A	N/A	1,791,249	N/A	N/A	11,739
BlackRock MSCI World Index Fund	N/A	N/A	N/A	5,915,262	N/A	N/A	10,487
BlackRock Municipal Money Market Portfolio	696,097	N/A	N/A	53,585,850	N/A	37,727,377	N/A
BlackRock Multi-Asset Real Return Fund	360,123	N/A	169,236	5,434,670	N/A	N/A	N/A
BlackRock Multi-Manager Alternative Strategies Fund	96,042	N/A	71,930	10,637,665	N/A	N/A	N/A
BlackRock New Jersey Municipal Money Market Portfolio	247,635	N/A	N/A	3,346	N/A	187,276	N/A
BlackRock North Carolina Municipal Money Market Portfolio	2,381	N/A	N/A	1,830,457	N/A	1	N/A
BlackRock Ohio Municipal Money Market Portfolio	40,991	N/A	N/A	157,498,136	N/A	4,688,601	N/A
BlackRock Pennsylvania Municipal Money Market Portfolio	48,590	N/A	N/A	438,266,970	N/A	8,917,029	N/A
BlackRock Real Estate Securities Fund	1,734,152	N/A	262,906	801,191	N/A	N/A	N/A
BlackRock Science & Technology Opportunities Portfolio	10,550,103	N/A	3,633,541	3,977,440	310,811	100,909	N/A
BlackRock Short Obligations Fund	N/A	N/A	N/A	1,024,524	N/A	N/A	3,670,921
BlackRock Small Cap Growth Equity Portfolio	18,022,237	N/A	3,057,156	29,476,941	N/A	1,315,278	N/A
BlackRock Small/Mid Cap Index Fund	2,950	N/A	N/A	2,000	N/A	N/A	1,355,691
BlackRock Strategic Risk Allocation Fund	153,729	N/A	53,519	3,076,059	N/A	N/A	N/A
BlackRock Total Stock Market Index Fund	2,000	N/A	N/A	130,886	N/A	N/A	996,000
BlackRock U.S. Opportunities Portfolio	12,391,436	243,185	7,247,574	21,647,670	N/A	838,624	N/A
BlackRock U.S. Treasury Money Market Portfolio	20,846,174	N/A	N/A	252,199,103	N/A	69,861,847	N/A
BlackRock Virginia Municipal Money Market Portfolio	N/A	N/A	N/A	4,021,600	N/A	N/A	N/A

	Shares Outstanding/Number of Votes
BlackRock Index Funds, Inc.	Investor A	Institutional	Class K
BlackRock International Index Fund	13,770,774	229,097,781	8,792,315
BlackRock Small Cap Index Fund	5,654,502	10,046,792	493,445

	Shares Outstanding/Number of Votes
BlackRock Large Cap Series Funds, Inc.	Investor A	Investor B	Investor C	Institutional	Class R	Service
BlackRock Large Cap Core Fund	44,452,961	355,330	22,670,739	26,373,019	2,288,414	65,120
BlackRock Event Driven Equity Fund	1,213,968	N/A	767,628	876,481	N/A	N/A
BlackRock Large Cap Growth Fund	41,341,782	100,999	16,871,394	26,308,164	1,792,609	123,269
BlackRock Large Cap Value Fund	14,386,884	114,991	9,605,364	7,712,284	1,712,956	547,563
BlackRock Large Cap Value Retirement Portfolio	N/A	N/A	N/A	8,910,726	N/A	N/A

	Shares Outstanding/Number of Votes
	Investor A	Investor B	Investor C	Institutional
BlackRock Latin America Fund, Inc.	2,732,376	24,559	704,756	1,287,130

Fund/Portfolio	Classes	Outstanding Shares/Number of Votes
BlackRock Liquidity Funds
California Money Fund	Administration	2,054,725
	Cash Plus	–
	Cash Reserve	–
	Institutional	284,936,298
	Plus	–
	Premier	10
	Premier Choice	–
	Private Client	4,073,161
	Cash Management	–
	Dollar	1
	Select	4,122,095

Federal Trust Fund	Administration	1
	Cash Management	–
	Cash Reserve	–
	Dollar	884,131
	Institutional	322,791,001
	Premier	–
	Premier Choice	–
	Private Client	–

FedFund	Administration	346,362,611
	Cash Management	30,272,131
	Cash Plus	–
	Cash Reserve	5,815,122
	Dollar	1,217,306,157
	Institutional	12,287,948,488
	Premier	139,661
	Premier Choice	–
	Private Client	3,728,119
	Select	184,942,417

Fund/Portfolio	Classes	Outstanding Shares/Number of Votes

MuniCash	Administration	1
	Cash Management	–
	Cash Plus	–
	Cash Reserve	–
	Dollar	1,965,916
	Institutional	148,681,725
	Premier	–
	Premier Choice	–
	Private Client	–

MuniFund	Administration	451,361,820
	Cash Management	2,318,765
	Cash Reserve	–
	Dollar	34,797,751
	Institutional	1,309,355,594
	Plus	–
	Premier	1,044
	Premier Choice	–
	Private Client	1,648,602

New York Money Fund	Administration	5,511,495
	Cash Management	6,545,626
	Cash Plus	–
	Cash Reserve	–
	Dollar	1
	Institutional	98,076,994
	Premier	–
	Plus	–
	Premier Choice	–
	Private Client	702,313
	Select	3,462,564

TempCash	Administration	1
	Cash Management	–
	Cash Plus	–
	Cash Reserve	–
	Dollar	81,239,677
	Institutional	1,044,950,536
	Premier	–
	Premier Choice	–

TempFund	Administration	4,124,558,503
	Cash Management	407,336,748
	Cash Reserve	9,672,098
	Dollar	1,847,067,147
	Institutional	59,139,296,796
	Plus	–
	Premier	11,475,179
	Premier Choice	–
	Private Client	9,389,540
	Select	187,537,939

Fund/Portfolio	Classes	Outstanding Shares/Number of Votes

T-Fund	Administration	4,741
	Cash Management	886,159,124
	Cash Reserve	10
	Dollar	974,342,080
	Institutional	20,414,643,422
	Plus	–
	Premier	–
	Premier Choice	–
	Private Client	–
	Select	245,142,873

Treasury Trust Fund	Administration	171,351,356
	Cash Management	11,882,603
	Cash Reserve	–
	Dollar	332,770,963
	Institutional	14,245,307,358
	Premier	–
	Premier Choice	–
	Private Client	–
	Select	26,247,785

Fund/Portfolio(s)	Shares Outstanding/Number of Votes
BlackRock Master LLC
BlackRock Master International Portfolio	549,910,196
BlackRock Master Small Cap Growth Portfolio	184,895,291

Fund/Portfolio(s)	Investor A	Investor C	Institutional	Class R
BlackRock Pacific Fund, Inc.	7,278,602	2,152,764	7,283,757	302,504
BlackRock Series, Inc.
BlackRock International Fund	20,442,383	10,395,403	9,117,277	1,540,976
BlackRock Small Cap Growth Fund II	5,708,300	3,832,625	5,007,143	1,990,906

Fund	Shares Outstanding/Number of Votes
Funds For Institutions Series
FFI Government Fund	1,074,864,871
FFI Institutional Fund	1,633,759,213
FFI Institutional Tax-Exempt Fund	1,462,904,316
FFI Premier Institutional Fund	4,192,767,392
FFI Select Institutional Fund	1,474,540,339
FFI Treasury Fund	1,715,834,514
Master Government Securities LLC	346,117,727
Master Institutional Money Market LLC
Master Institutional Portfolio (to be renamed Master Government Institutional Portfolio effective January 4, 2016)	3,108,960,535
Master Institutional Tax-Exempt Portfolio	1,465,474,000
Master Premier Institutional Portfolio (to be renamed Master Premier Government Institutional Portfolio effective January 4, 2016)	4,193,854,582

Fund	Shares Outstanding/Number of Votes
Master Investment Portfolio
Prime Money Market Master Portfolio	24,714,304,636
Money Market Master Portfolio	44,725,783,716
International Tilts Master Portfolio	319,009,197
Treasury Money Market Master Portfolio	3,173,920,097
LifePath® Retirement Master Portfolio	263,425,376
LifePath® 2020 Master Portfolio	609,700,824
LifePath® 2025 Master Portfolio	64,818,624
LifePath® 2030 Master Portfolio	571,036,023
LifePath® 2035 Master Portfolio	55,571,479
LifePath® 2040 Master Portfolio	443,395,166
LifePath® 2045 Master Portfolio	33,570,556
LifePath® 2050 Master Portfolio	114,909,170
LifePath® 2055 Master Portfolio	15,318,558
LifePath® Index Retirement Master Portfolio	500,294,621
LifePath® Index 2020 Master Portfolio	1,081,084,226
LifePath® Index 2025 Master Portfolio	753,380,716
LifePath® Index 2030 Master Portfolio	1,073,193,577
LifePath® Index 2035 Master Portfolio	592,743,638
LifePath® Index 2040 Master Portfolio	746,582,428
LifePath® Index 2045 Master Portfolio	329,966,124
LifePath® Index 2050 Master Portfolio	332,876,203
LifePath® Index 2055 Master Portfolio	102,636,259
Active Stock Master Portfolio	194,402,945
CoreAlpha Bond Master Portfolio	832,895,785
S&P 500 Index Master Portfolio	7,042,219,552
U.S. Total Bond Index Master Portfolio	1,574,815,895
Total International ex U.S. Index Master Portfolio	820,341,223
Large Cap Index Master Portfolio	2,548,588,343
Master Large Cap Series LLC
Master Large Cap Core Portfolio	2,220,310,235
Master Large Cap Growth Portfolio	1,165,303,831
Master Large Cap Value Portfolio	892,652,372
Master Money LLC	7,461,450,217
Master Tax-Exempt LLC	2,955,441,020
Master Treasury LLC	1,940,284,467
Quantitative Master Series LLC
Master Extended Market Index Series	613,566,581
Master International Index Series	2,925,254,353
Master Small Cap Index Series	462,870,171
Ready Assets Prime Money Fund (To be renamed Ready Assets Government Liquidity Fund effective January 4, 2016)	2,112,700,073
Ready Assets U.S.A. Government Money Fund	70,017,819
Ready Assets U.S. Treasury Money Fund	167,277,826

Retirement Series Trust	Class I	Class II
Retirement Reserves Money Fund	1,051,910,388	27,833,370

B.        For the following Funds and Portfolios, shareholders are entitled to votes based on the dollar (and fractional dollar thereof) of net asset value (number of Shares owned times net asset value per share) of shares outstanding in such shareholder’s name on the record date. The following tables indicate the number of shares of each class of the indicated Funds outstanding on the Record Date, the aggregate net asset value of such Fund on the Record Date and the total number of votes to which each such Fund is entitled:

Fund/Portfolio	Shares Outstanding	Aggregate Net Asset Value ($)	Number of Votes
BBIF GOVERNMENT SECURITIES FUND
Class I	5,812,747	5,812,747	5,812,747
Class 2	13,794,184	13,794,184	13,794,184
Class 3	64,395,278	64,395,278	64,395,278
Class 4	75,150,404	75,150,404	75,150,404
BBIF Money Fund
Class I	215,241,828	215,241,828	215,241,828
Class 2	281,654,312	281,654,312	281,654,312
Class 3	676,707,293	676,707,293	676,707,293
Class 4	1,301,847,976	1,301,847,976	1,301,847,976
BBIF Tax-Exempt Fund
Class I	15,748,473	15,748,473	15,748,473
Class 2	35,252,732	35,252,732	35,252,732
Class 3	117,294,730	117,294,730	117,294,730
Class 4	224,804,257	224,804,257	224,804,257
BBIF Treasury Fund
Class I	12,836,550	12,836,550	12,836,550
Class 2	39,609,499	39,609,499	39,609,499
Class 3	185,397,118	185,397,118	185,397,118
Class 4	600,010,734	600,010,734	600,010,734
BLACKROCK FUNDS III
BlackRock Cash Funds: Prime
Institutional Shares	11,915,529,626	11,915,529,626	11,915,529,626
Premium Shares	1,148,116,102	1,148,116,102	1,148,116,102
Select Shares	–	–	–
Trust Shares	–	–	–
Capital Shares	2,190,703,242	2,190,703,241	2,190,703,241
SL Agency Shares	8,265,918,081	8,265,918,081	8,265,918,081
BlackRock Cash Funds: Treasury
Institutional Shares	–	–	–
Premium Shares	–	–	–
Select Shares	–	–	–
Trust Shares	–	–	–
Capital Shares	–	–	–
SL Agency Shares	1,892,680,126	1,892,680,125	1,892,680,125
BlackRock Cash Funds: Institutional
Institutional Shares	2,010,460,794	2,010,460,794	2,010,460,794
Premium Shares	–	–	–
Select Shares	5,391	5,391	5,391
Trust Shares	–	–	–
Capital Shares	–	–	–
SL Agency Shares	41,821,127,852	41,821,127,852	41,821,127,852
AON Captive Shares	8,557,201	8,557,201	8,557,201

Fund/Portfolio	Shares Outstanding	Aggregate Net Asset Value ($)	Number of Votes
BlackRock LifePath® Retirement Fund
Investor A	10,845,538	103,717,637	103,717,637
Institutional	14,045,062	149,453,822	149,453,822
Investor C	143,877	1,512,272	1,512,272
Class K	749,247	7,954,143	7,954,143
Class R	60,697	641,247	641,247
BlackRock LifePath® 2020 Fund
Investor A	21,873,378	304,611,462	304,611,462
Institutional	18,766,780	280,616,157	280,616,157
Investor C	164,454	2,429,202	2,429,202
Class K	1,238,681	18,482,287	18,482,287
Class R	215,164	3,199,275	3,199,275
BlackRock LifePath® 2025 Fund
Investor A	2,488,520	30,410,876	30,410,876
Institutional	2,261,084	27,675,313	27,675,313
Investor C	282,448	3,427,913	3,427,913
Class K	97,174	1,188,137	1,188,137
Class R	168,748	2,061,771	2,061,771
BlackRock LifePath® 2030 Fund
Investor A	22,403,175	302,598,990	302,598,990
Institutional	17,657,645	245,966,158	245,966,158
Investor C	232,821	3,192,389	3,192,389
Class K	1,144,748	15,944,479	15,944,479
Class R	216,444	2,989,425	2,989,425
BlackRock LifePath® 2035 Fund
Investor A	2,384,592	30,320,939	30,320,939
Institutional	1,735,796	22,107,323	22,107,323
Investor C	163,550	2,061,102	2,061,102
Class K	20,949	270,522	270,522
Class R	59,799	761,146	761,146
BlackRock LifePath® 2040 Fund
Investor A	13,682,203	221,024,467	221,024,467
Institutional	11,778,544	203,539,740	203,539,740
Investor C	142,950	2,438,473	2,438,473
Class K	855,990	14,869,306	14,869,306
Class R	72,812	1,250,736	1,250,736
BlackRock LifePath® 2045 Fund
Investor A	1,241,603	16,415,768	16,415,768
Institutional	1,128,938	14,941,134	14,941,134
Investor C	118,635	1,548,898	1,548,898
Class K	5,129	68,561	68,561
Class R	42,195	557,606	557,606
BlackRock LifePath® 2050 Fund
Investor A	3,899,862	71,680,665	71,680,665
Institutional	2,145,105	39,527,878	39,527,878
Investor C	39,874	726,064	726,064
Class K	74,895	1,385,009	1,385,009
Class R	81,856	1,500,741	1,500,741

Fund/Portfolio	Shares Outstanding	Aggregate Net Asset Value ($)	Number of Votes
BlackRock LifePath® 2055 Fund
Investor A	539,221	7,265,477	7,265,477
Institutional	529,991	7,158,995	7,158,995
Investor C	44,972	599,489	599,489
Class K	2,254	30,820	30,820
Class R	17,507	235,830	235,830
BlackRock S&P 500 Index Fund
Investor A	5,168,067	1,243,459,507	1,243,459,507
Institutional	13,157,447	3,164,637,158	3,164,637,158
Investor C1	305,955	73,647,891	73,647,891
Class K	4,646,570	1,117,890,002	1,117,890,002
Service	1,247,957	300,218,406	300,218,406
BlackRock Large Cap Index Fund
Investor A	1,194,332	17,084,404	17,084,404
Institutional	221,388	3,183,437	3,183,437
Class K	5,202,372	74,561,152	74,561,152
BlackRock LifePath Index Retirement Fund
Investor A	6,002,903	66,482,086	66,482,086
Institutional	6,092,553	67,555,497	67,555,497
Class K	33,041,268	366,237,692	366,237,692
BlackRock U.S. Total Bond Index Fund
Investor A	1,868,705	18,790,311	18,790,311
Institutional	4,823,899	48,514,114	48,514,114
Class K	16,184,869	162,863,174	162,863,174
BlackRock CoreAlpha Bond Fund
Investor A	242,221	2,520,483	2,520,483
Investor C	26,305	273,618	273,618
Institutional	22,368,498	232,644,581	232,644,581
BlackRock LifePath® Index 2020 Fund
Investor A	11,367,306	127,921,067	127,921,067
Institutional	7,813,403	88,101,509	88,101,509
Class K	76,720,295	865,032,992	865,032,992
BlackRock LifePath® Index 2025 Fund
Investor A	8,984,219	102,348,613	102,348,613
Institutional	6,334,591	72,265,494	72,265,494
Class K	50,709,087	578,740,673	578,740,673
BlackRock LifePath® Index 2030 Fund
Investor A	12,043,710	138,002,264	138,002,264
Institutional	7,420,746	85,118,843	85,118,843
Class K	74,172,555	850,041,799	850,041,799
BlackRock LifePath® Index 2035 Fund
Investor A	8,157,098	93,979,690	93,979,690
Institutional	4,823,218	55,705,961	55,705,961
Class K	38,388,539	443,037,912	443,037,912
BlackRock LifePath® Index 2040 Fund
Investor A	7,201,155	83,530,787	83,530,787
Institutional	5,406,167	62,828,287	62,828,287
Class K	51,651,975	600,207,807	600,207,807

sFund/Portfolio	Shares Outstanding	Aggregate Net Asset Value ($)	Number of Votes
BlackRock LifePath® Index 2045 Fund
Investor A	3,686,165	43,169,041	43,169,041
Institutional	3,708,257	43,515,437	43,515,437
Class K	20,715,451	243,270,518	243,270,518
BlackRock LifePath® Index 2050 Fund
Investor A	2,682,001	31,803,933	31,803,933
Institutional	3,110,861	36,969,170	36,969,170
Class K	22,222,206	264,098,447	264,098,447
BlackRock LifePath® Index 2055 Fund
Investor A	1,153,701	13,901,518	13,901,518
Institutional	1,501,562	18,127,639	18,127,639
Class K	5,847,748	70,604,500	70,604,500
BlackRock Total International ex U.S. Index Fund
Investor A	18,653,801	141,222,432	141,222,432
Institutional	4,765,845	36,187,921	36,187,921
Class K	869,497	6,782,320	6,782,320
BlackRock Disciplined International Fund
Investor A	5,000	47,433	47,433
Institutional	5,000	47,433	47,433
Class K	490,000	4,647,162	4,647,162

Appendix D – Compensation of the Board Members

Each Board Member who is an Independent Board Member is paid an annual retainer of $275,000 per year for his or her services as a Board Member of all Funds in the BlackRock Equity-Liquidity Complex that are overseen by the respective Board Member, and a $10,000 Board meeting fee for each in-person Board meeting attended (and may receive a $5,000 Board meeting fee for telephonic attendance at Board meetings) for up to five Board meetings held in a calendar year (compensation for meeting in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Effective January 1, 2016, the fee paid to each Board Member for each in-person meeting attended will be increased to $15,000. For the year ended December 31, 2014, the Equity-Liquidity Complex reimbursed Independent Board Member expenses in an aggregate amount of approximately $126,500. Each Independent Board Member receives $10,000 per year for each standing Committee on which he or she serves for up to two standing Committee assignments but is not paid this amount for serving on a Committee which he or she chairs. The Chair of the Boards is paid an additional annual retainer of $120,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000 and the Chairs of the Compliance Committees, Governance Committees and Performance Oversight Committees are each paid an additional annual retainer of $30,000. The Funds do not maintain or provide pension or retirement benefits to the Board Members.

The following table sets forth the aggregate compensation, paid to each Independent Board Member by each Fund and Portfolio during its most recently completed fiscal year. Each Fund/Portfolio’s fiscal year end is indicated on Appendix F. Ms. Novick and Mr. Perlowski serve without compensation from the Funds because of their affiliation with BlackRock, Inc. and the Advisor.

Fund	David O. Beim	Collette Chilton***	Frank J. Fabozzi	Matina S. Horner	Rodney D. Johnson	Herbert I. London	Cynthia A. Montgomery	Joseph P. Platt	Robert C. Robb, Jr.	Toby Rosenblatt	Mark Stalnecker***	Kenneth L. Urish	Frederick W. Winter
BBIF Government Securities Fund*
BBIF Money Fund*
BBIF Tax-Exempt Fund*
BBIF Treasury Fund*
BIF Government Securities Fund*
BIF Money Fund*
BIF Multi-State Municipal Series Trust
BIF California Municipal Money Fund	$1,459	$369	$1,420	$1,459	$1,668	$1,420	$1,420	$1,459	$1,420	$1,420	$369	$1,402	$1,420
BIF Connecticut Municipal Money Fund	$503	$140	$495	$503	$540	$495	$495	$503	$495	$495	$140	$415	$495
BIF Massachusetts Municipal Money Fund	$429	$128	$424	$429	$455	$424	$424	$429	$424	$424	$128	$338	$424
BIF New Jersey Municipal Money Fund	$918	$232	$898	$918	$1,029	$898	$898	$918	$898	$898	$232	$844	$898
BIF New York Municipal Money Fund	$1,335	$346	$1,301	$1,335	$1,524	$1,301	$1,301	$1,335	$1,301	$1,301	$346	$1,274	$1,301
BIF Ohio Municipal Money Fund	$446	$131	$441	$446	$475	$441	$441	$446	$441	$441	$131	$357	$441
BIF Tax-Exempt Fund*
BIF Treasury Fund*
BlackRock Emerging Markets Fund, Inc.	$1,899	$1,558	$1,851	$1,899	$2,334	$1,851	$1,851	$1,899	$1,851	$1,851	$1,558	$1,853	$1,851

Fund	David O. Beim	Collette Chilton	Frank J. Fabozzi	Matina S. Horner	Rodney D. Johnson	Herbert I. London	Cynthia A. Montgomery	Joseph P. Platt	Robert C. Robb, Jr.	Toby Rosenblatt	Mark Stalnecker	Kenneth L. Urish	Frederick W. Winter
BlackRock Financial Institutions Series Trust
BlackRock Summit Cash Reserves Fund	$395	$134	$392	$395	$418	$392	$392	$395	$392	$392	$134	$304	$392
BlackRock Funds
BlackRock All-Cap Energy & Resources Portfolio	$715	$569	$706	$715	$793	$706	$706	$715	$706	$706	$569	$629	$706
BlackRock Alternative Capital Strategies Fund**[8]	$910	$896	$896	$910	$1,054	$896	$896	$910	$896	$896	$896	$925	$896
BlackRock Commodity Strategies Fund	$1,202	$685	$1,106	$1,205	$1,310	$1,106	$1,106	$1,202	$1,106	$1,106	$685	$1,060	$1,106
BlackRock Developed Real Estate Index Fund**[9]	$910	$896	$896	$910	$1,054	$896	$896	$910	$896	$896	$896	$925	$896
BlackRock Disciplined Small Cap Core Fund	$393	$291	$393	$393	$396	$393	$393	$393	$393	$393	$291	$299	$393
BlackRock Emerging Market Allocation Portfolio	$524	$457	$520	$524	$554	$520	$520	$524	$520	$520	$457	$432	$520
BlackRock Emerging Markets Dividend Fund	$431	$382	$431	$431	$434	$431	$431	$431	$431	$431	$382	$336	$431
BlackRock Emerging Markets Long/Short Equity Fund	$1,345	$800	$1,313	$1,345	$1,576	$1,313	$1,313	$1,345	$1,313	$1,313	$800	$1,281	$1,313
BlackRock Energy & Resources Portfolio	$1,200	$885	$1,174	$1,200	$1,405	$1,174	$1,174	$1,200	$1,174	$1,174	$885	$1,130	$1,174
BlackRock Exchange Portfolio	$594		$919	$594	$641	$583	$589	$589	$583	$583		$606	$583
BlackRock Flexible Equity Fund	$1,439	$1,087	$1,406	$1,439	$1,717	$1,406	$1,406	$1,439	$1,406	$1,406	$1,087	$1,377	$1,406

Fund	David O. Beim	Collette Chilton	Frank J. Fabozzi	Matina S. Horner	Rodney D. Johnson	Herbert I. London	Cynthia A. Montgomery	Joseph P. Platt	Robert C. Robb, Jr.	Toby Rosenblatt	Mark Stalnecker	Kenneth L. Urish	Frederick W. Winter
BlackRock Global Long/Short Credit Fund	$11,756	$6,351	$11,383	$11,756	$14,481	$11,383	$11,383	$11,756	$11,383	$11,383	$6,351	$12,034	$11,383
BlackRock Global Long/Short Equity Fund	$3,316	$2,031	$3,220	$3,316	$4,056	$3,220	$3,220	$3,316	$3,220	$3,220	$2,031	$3,317	$3,220
BlackRock Global Opportunities Portfolio	$987	$777	$969	$987	$1,143	$969	$969	$987	$969	$969	$777	$910	$969
BlackRock Health Sciences Opportunities Portfolio	$9,674	$7,442	$9,371	$9,674	$12,325	$9,371	$9,371	$9,674	$9,371	$9,371	$7,442	$9,883	$9,371
BlackRock Impact U.S. Equity Fund**[10]	$910	$896	$896	$910	$1,054	$896	$896	$910	$896	$896	$896	$925	$896
BlackRock International Opportunities Portfolio	$2,728	$1,896	$2,652	$2,728	$3,339	$2,652	$2,652	$2,728	$2,652	$2,652	$1,896	$2,708	$2,652
BlackRock Macro Themes Fund	$325	$316	$316	$325	$327	$316	$316	$325	$316	$316	$316	$223	$316
BlackRock Managed Volatility Portfolio	$1,744	$1,301	$1,700	$1,744	$2,105	$1,700	$1,700	$1,744	$1,700	$1,700	$1,301	$1,692	$1,700
BlackRock Mid-Cap Growth Equity Portfolio	$1,191	$939	$1,165	$1,191	$1,406	$1,165	$1,165	$1,191	$1,165	$1,165	$939	$1,121	$1,165
BlackRock MidCap Index Fund**[11]	$918	$896	$896	$910	$1,054	$896	$896	$910	$896	$896	$896	$925	$896
BlackRock Money Market Portfolio	$3,295	$832	$3,196	$3,295	$3,839	$3,196	$3,196	$3,295	$3,196	$3,196	$832	$3,298	$3,196
BlackRock MSCI Asia ex Japan Index Fund**[12]	$910	$896	$896	$910	$1,054	$896	$896	$910	$896	$896	$896	$925	$896

Fund	David O. Beim	Collette Chilton	Frank J. Fabozzi	Matina S. Horner	Rodney D. Johnson	Herbert I. London	Cynthia A. Montgomery	Joseph P. Platt	Robert C. Robb, Jr.	Toby Rosenblatt	Mark Stalnecker	Kenneth L. Urish	Frederick W. Winter
BlackRock MSCI World Index Fund**[13]	$910	$896	$896	$910	$1,054	$896	$896	$910	$896	$896	$896	$925	$896
BlackRock Municipal Money Market Portfolio	$500	$133	$493	$500	$536	$493	$493	$500	$493	$493	$133	$412	$493
BlackRock Multi-Asset Real Return Fund	$510	$356	$506	$510	$542	$506	$506	$510	$506	$506	$356	$420	$506
BlackRock Multi-Manager Alternative Strategies Fund	$500	$402	$494	$500	$546	$494	$494	$500	$494	$494	$402	$410	$494
BlackRock New Jersey Municipal Money Market Portfolio	$357	$112	$355	$357	$370	$355	$355	$357	$355	$355	$112	$264	$355
BlackRock North Carolina Municipal Money Market Portfolio	$372	$117	$369	$372	$387	$369	$369	$372	$369	$369	$117	$279	$369
BlackRock Ohio Municipal Money Market Portfolio	$433	$168	$428	$433	$467	$428	$428	$433	$428	$428	$168	$342	$428
BlackRock Pennsylvania Municipal Money Market Portfolio	$861	$257	$842	$861	$969	$842	$842	$861	$842	$842	$257	$784	$842
BlackRock Real Estate Securities Fund	$278	$6	$699	$278	$285	$276	$277	$278	$276	$276	$6	$279	$276
BlackRock Science & Technology Opportunities Portfolio	$841	$684	$827	$841	$958	$827	$827	$841	$827	$827	$684	$759	$827
BlackRock Short Obligations Fund	$446	$317	$430	$446	$444	$430	$430	$446	$430	$430	$317	$338	$430
BlackRock Small Cap Growth Equity Portfolio	$1,942	$1,484	$1,892	$1,942	$2,366	$1,892	$1,892	$1,942	$1,892	$1,892	$1,484	$1,896	$1,484
BlackRock Small/Mid Cap Index Fund**[9]	$910	$896	$896	$910	$1,054	$896	$896	$910	$896	$896	$896	$925	$896

Fund	David O. Beim	Collette Chilton	Frank J. Fabozzi	Matina S. Horner	Rodney D. Johnson	Herbert I. London	Cynthia A. Montgomery	Joseph P. Platt	Robert C. Robb, Jr.	Toby Rosenblatt	Mark Stalnecker	Kenneth L. Urish	Frederick W. Winter
BlackRock Strategic Risk Allocation Fund	$437	$320	$435	$437	$451	$435	$435	$437	$435	$435	$320	$343	$435
BlackRock Total Stock Market Index Fund**[9]	$910	$896	$896	$910	$1,054	$896	$896	$910	$896	$896	$896	$925	$896
BlackRock U.S. Opportunities Portfolio	$3,266	$2,436	$3,173	$3,266	$4,059	$3,173	$3,173	$3,266	$3,173	$3,173	$2,436	$3,264	$3,173
BlackRock U.S. Treasury Money Market Portfolio	$955	$251	$933	$955	$1,075	$933	$933	$955	$933	$933	$251	$882	$933
BlackRock Virginia Municipal Money Market Portfolio	$317	$103	$316	$317	$323	$316	$316	$317	$316	$316	$103	$223	$316
BlackRock Funds III
BlackRock LifePath® Retirement Fund*
BlackRock LifePath® 2020 Fund*
BlackRock LifePath® 2025 Fund*
BlackRock LifePath® 2030 Fund*
BlackRock LifePath® 2035 Fund*
BlackRock LifePath® 2040 Fund*
BlackRock LifePath® 2045 Fund*
BlackRock LifePath® 2050 Fund*
BlackRock LifePath® 2055 Fund*
BlackRock LifePath® Index Retirement Fund*

Fund	David O. Beim	Collette Chilton	Frank J. Fabozzi	Matina S. Horner	Rodney D. Johnson	Herbert I. London	Cynthia A. Montgomery	Joseph P. Platt	Robert C. Robb, Jr.	Toby Rosenblatt	Mark Stalnecker	Kenneth L. Urish	Frederick W. Winter
BlackRock LifePath® Index 2020 Fund*
BlackRock LifePath® Index 2025 Fund*
BlackRock LifePath® Index 2030 Fund*
BlackRock LifePath® Index 2035 Fund*
BlackRock LifePath® Index 2040 Fund*
BlackRock LifePath® Index 2045 Fund*
BlackRock LifePath® Index 2050 Fund*
BlackRock LifePath® Index 2055 Fund*
BlackRock Cash Funds: Institutional*
BlackRock Cash Funds: Prime*
BlackRock Cash Funds: Treasury*
BlackRock U.S. Total Bond Index Fund*
BlackRock S&P 500 Index Fund*
BlackRock CoreAlpha Bond Fund*
BlackRock Total International ex U.S. Index Fund*
BlackRock Large Cap Index Fund*
BlackRock Disciplined International Fund*[14]

Fund	David O. Beim	Collette Chilton	Frank J. Fabozzi	Matina S. Horner	Rodney D. Johnson	Herbert I. London	Cynthia A. Montgomery	Joseph P. Platt	Robert C. Robb, Jr.	Toby Rosenblatt	Mark Stalnecker	Kenneth L. Urish	Frederick W. Winter
BlackRock Index Funds, Inc.
BlackRock International Index Fund*
BlackRock Small Cap Index Fund*
BlackRock Large Cap Series Funds, Inc.
BlackRock Large Cap Core Fund*
BlackRock Event Driven Equity Fund	$483	$418	$481	$483	$499	$481	$481	$483	$481	$481	$418	$390	$481
BlackRock Large Cap Growth Fund*
BlackRock Large Cap Value Fund*
BlackRock Large Cap Value Retirement Portfolio*
BlackRock Latin America Fund, Inc.	$858	$697	$843	$858	$980	$843	$843	$858	$843	$843	$697	$777	$843
BlackRock Liquidity Funds
California Money Fund	$539	$469	$535	$539	$573	$535	$535	$539	$535	$535	$469	$447	$535
Federal Trust Fund	$665	$578	$657	$665	$738	$657	$657	$665	$657	$657	$578	$578	$657
FedFund	$11,249	$9,066	$10,894	$11,249	$14,436	$10,894	$10,894	$11,249	$10,894	$10,894	$9,066	$11,509	$10,894
MuniCash	$537	$466	$533	$537	$570	$533	$533	$537	$533	$533	$466	$445	$533
MuniFund	$1,700	$1,371	$1,658	$1,700	$2,070	$1,658	$1,658	$1,700	$1,658	$1,658	$1,371	$1,647	$1,658

Fund	David O. Beim	Collette Chilton	Frank J. Fabozzi	Matina S. Horner	Rodney D. Johnson	Herbert I. London	Cynthia A. Montgomery	Joseph P. Platt	Robert C. Robb, Jr.	Toby Rosenblatt	Mark Stalnecker	Kenneth L. Urish	Frederick W. Winter
New York Money Fund	$531	$460	$528	$531	$563	$528	$528	$531	$528	$528	$460	$440	$528
TempCash	$1,928	$1,609	1,879	$1,928	$2,377	$1,879	$1,879	$1,928	$1,879	$1,879	$1,609	$1,883	$1,879
TempFund	$47,645	$38,762	$46,097	$47,645	$61,645	$46,097	$46,097	$47,645	$46,097	$46,097	$38,762	$49,098	$46,097
T-Fund	$18,345	$14,695	$17,757	$18,345	$23,608	$17,757	$17,757	$18,345	$17,757	$17,757	$14,695	$18,837	$17,757
Treasury Trust Fund	$10,239	$8,311	$9,917	$10,239	$13,140	$9,917	$9,917	$10,239	$9,917	$9,917	$8,311	$10,465	$9,917
BlackRock Master LLC
BlackRock Master International Portfolio	$1,543	$1,256	$1,506	$1,543	$1,869	$1,506	$1,506	$1,543	$1,506	$1,506	$1,256	$1,484	$1,506
BlackRock Master Small Cap Growth Portfolio	$1,942	$1,484	$1,892	$1,942	$2,366	$1,892	$1,892	$1,942	$1,892	$1,892	$1,484	$1,896	$1,892
BlackRock Pacific Fund, Inc.	$881		$1,116	$881	$965	$860	$871	$881	$860	$860		$902	$860
BlackRock Series, Inc.
BlackRock International Fund*
BlackRock Small Cap Growth Fund II*
Funds For Institutions Series
FFI Government Fund	$1,475	$418	$1,436	$1,475	$1,697	$1,436	$1,436	$1,475	$1,436	$1,436	$418	$1,419	$1,436
FFI Institutional Fund[1]	$3,841	$1,217	$3,724	$3,841	$4,536	$3,724	$3,724	$3,841	$3,724	$3,724	$1,217	$3,862	$3,724

Fund	David O. Beim	Collette Chilton	Frank J. Fabozzi	Matina S. Horner	Rodney D. Johnson	Herbert I. London	Cynthia A. Montgomery	Joseph P. Platt	Robert C. Robb, Jr.	Toby Rosenblatt	Mark Stalnecker	Kenneth L. Urish	Frederick W. Winter
FFI Institutional Tax-Exempt Fund	$1,364	$364	$1,329	$1,364	$1,560	$1,329	$1,329	$1,364	$1,329	$1,329	$364	$1,291	$1,329
FFI Premier Institutional Fund[2]	$4,888	$1,117	$4,737	$4,888	$5,700	$4,737	$4,737	$4,888	$4,737	$4,737	$1,117	$4,438	$4,737
FFI Select Institutional Fund[3]
FFI Treasury Fund	$2,004	$565	$1,948	$2,004	$2,326	$1,948	$1,948	$2,004	$1,948	$1,948	$565	$1,919	$1,948
Master Government Securities LLC	$1,341	$283	$1,306	$1,341	$1,517	$1,306	$1,306	$1,341	$1,306	$1,306	$283	$1,280	$1,306
Master Institutional Money Market LLC	$35,518		$26,709	$35,518	$40,146	$34,362	$34,909	$35,518	$34,362	$34,362		$36,675	$34,362
Master Institutional Portfolio[4]	$3,841	$1,217	$3,724	$3,841	$4,536	$3,724	$3,724	$3,841	$3,724	$3,724	$1,217	$3,862	$3,724
Master Institutional Tax-Exempt Portfolio	$5,669	$1,390	$5,492	$5,669	$6,638	$5,492	$5,492	$5,669	$5,492	$5,492	$1,390	$5,750	$5,492
Master Premier Institutional Portfolio[5]	$4,888	$1,117	$4,737	$4,888	$5,700	$4,737	$4,737	$4,888	$4,737	$4,737	$1,117	$4,944	$4,737
Master Investment Portfolio
Prime Money Market Master Portfolio	$15,557		$11,800	$15,557	$17,566	$15,054	$15,304	$15,557	$15,054	$15,054		$16,059	$15,054
Money Market Master Portfolio	$14,384	$3,457	$13,921	$14,384	$16,917	$13,921	$13,921	$14,384	$13,921	$13,921	$3,457	$14,751	$13,921
International Tilts Master Portfolio	$1,906		$2,096	$1,906	$2,125	$1,851	$1,864	$1,906	$1,851	$1,851		$1,961	$1,851

Fund	David O. Beim	Collette Chilton	Frank J. Fabozzi	Matina S. Horner	Rodney D. Johnson	Herbert I. London	Cynthia A. Montgomery	Joseph P. Platt	Robert C. Robb, Jr.	Toby Rosenblatt	Mark Stalnecker	Kenneth L. Urish	Frederick W. Winter
Treasury Money Market Master Portfolio	$3,715		$3,493	$3,715	$4,171	$3,601	$3,637	$3,715	$3,601	$3,601		$3,829	$3,601
LifePath® Retirement Master Portfolio	$3,302		$2,861	$3,302	$3,704	$3,201	$3,253	$3,302	$3,201	$3,201		$3,402	$3,201
LifePath® 2020 Master Portfolio	$5,740		$4,615	$5,740	$6,461	$5,559	$5,652	$5,740	$5,559	$5,559		$5,920	$5,559
LifePath® 2025 Master Portfolio	$363		$755	$363	$379	$358	$360	$363	$358	$358		$367	$358
LifePath® 2030 Master Portfolio	$5,396		$4,370	$5,396	$6,073	$5,227	$5,314	$5,396	$5,227	$5,227		$5,566	$5,227
LifePath® 2035 Master Portfolio	$341		$740	$341	$355	$338	$339	$344	$338	$338		$344	$338
LifePath® 2040 Master Portfolio	$4,236		$3,532	$4,236	$4,761	$4,105	$4,173	$4,236	$4,105	$4,105		$4,368	$4,105
LifePath® 2045 Master Portfolio	$296		$706	$296	$304	$294	$295	$296	$294	$294		$298	$294
LifePath® 2050 Master Portfolio	$1,021		$1,219	$1,021	$1,124	$995	$1,008	$1,021	$995	$995		$1,046	$995
LifePath® 2055 Master Portfolio	$258		$677	$258	$261	$257	$257	$258	$257	$257		$258	$257
LifePath® Index Retirement Master Portfolio	$915		$1,164	$915	$1,004	$892	$903	$915	$892	$892		$937	$892
LifePath® Index 2020 Master Portfolio	$1,600		$1,687	$1,600	$1,779	$1,556	$1,576	$1,600	$1,556	$1,556		$1,645	$1,556
LifePath® Index 2025 Master Portfolio	$931		$1,201	$931	$1,022	$908	$917	$931	$908	$908		$954	$908
LifePath® Index 2030 Master Portfolio	$1,453		$1,589	$1,453	$1,613	$1,413	$1,430	$1,453	$1,413	$1,413		$1,493	$1,413
LifePath® Index 2035 Master Portfolio	$774		$1,084	$774	$845	$756	$763	$774	$756	$756		$792	$756
LifePath® Index 2040 Master Portfolio	$1,008		$1,255	$1,008	$1,109	$983	$993	$1,008	$983	$983		$1,033	$983
LifePath® Index 2045 Master Portfolio	$519		$885	$519	$556	$509	$513	$519	$509	$509		$528	$509

Fund	David O. Beim	Collette Chilton	Frank J. Fabozzi	Matina S. Horner	Rodney D. Johnson	Herbert I. London	Cynthia A. Montgomery	Joseph P. Platt	Robert C. Robb, Jr.	Toby Rosenblatt	Mark Stalnecker	Kenneth L. Urish	Frederick W. Winter
LifePath® Index 2050 Master Portfolio	$515		$977	$515	$552	$506	$509	$509	$506	$506		$524	$506
LifePath® Index 2055 Master Portfolio	$303		$772	$303	$312	$301	$302	$302	$301	$301		$305	$301
Active Stock Master Portfolio	$5,490		$5,789	$5,490	$6,179	$5,318	$5,419	$5,419	$5,318	$5,318		$5,662	$5,318
CoreAlpha Bond Master Portfolio	$6,807		$7,062	$6,807	$7,669	$6,591	$6,699	$6,699	$6,591	$6,591		$7,022	$6,591
S&P 500 Index Master Portfolio	$10,723		$10,850	$10,723	$12,098	$10,379	$10,551	$10,551	$10,379	$10,379		$11,067	$10,379
U.S. Total Bond Index Master Portfolio	$2,355		$2,757	$2,355	$2,633	$2,286	$2,315	$2,315	$2,286	$2,286		$2,425	$2,286
Total International ex U.S. Index Master Portfolio	$1,109		$1,551	$1,109	$1,223	$1,080	$1,101	$1,101	$1,080	$1,080		$1,138	$1,080
Large Cap Index Master Portfolio	$3,350		$3,719	$3,350	$3,758	$3,248	$3,283	$3,283	$3,248	$3,248		$3,452	$3,248
Master Large Cap Series LLC
Master Large Cap Core Portfolio	$4,705	$3,456	$4,565	$4,705	$5,893	$4,565	$4,565	$4,705	$4,565	$4,565	$3,456	$4,750	$4,565
Master Large Cap Growth Portfolio	$2,620	$1,975	$2,548	$2,620	$3,233	$2,548	$2,548	$2,620	$2,548	$2,548	$1,975	$2,597	$2,548
Master Large Cap Value Portfolio	$2,149	$1,606	$2,093	$2,149	$2,626	$2,093	$2,093	$2,149	$2,093	$2,093	$1,606	$2,111	$2,093
Master Money LLC	$3,295	$832	$3,196	$3,295	$3,839	$3,196	$3,196	$3,295	$3,196	$3,196	832	$3,298	$3,196
Master Tax-Exempt LLC	$5,669	$1,390	$5,492	$5,669	$6,638	$5,492	$5,492	$5,669	$5,492	$5,492	$1,390	$5,750	$5,492
Master Treasury LLC	$3,859	$947	$3,741	$3,859	$4,501	$3,741	$3,741	$3,859	$3,742	$3,742	$947	$3,881	$3,741

Fund	David O. Beim	Collette Chilton	Frank J. Fabozzi	Matina S. Horner	Rodney D. Johnson	Herbert I. London	Cynthia A. Montgomery	Joseph P. Platt	Robert C. Robb, Jr.	Toby Rosenblatt	Mark Stalnecker	Kenneth L. Urish	Frederick W. Winter
Quantitative Master Series LLC
Master Extended Market Index Series	$1,464		$1,554	$1,464	$1,625	$1,424	$1,444	$1,444	$1,424	$1,424		$1,504	$1,424
Master International Index Series	$2,250		$2,125	$2,250	$2,514	$2,184	$2,217	$2,217	$2,184	$2,184		$2,316	$2,184
Master Small Cap Index Series	$1,785		$1,747	$1,785	$1,988	$1,734	$1,762	$1,762	$1,734	$1,734		$1,836	$1,734
Ready Assets Prime Money Fund[6]	$4,612	$1,398	$4,470	$4,612	$5,444	$4,470	$4,470	$4,612	$4,470	$4,470	$1,398	$4,579	$4,470
Ready Assets U.S.A. Government Money Fund	$419	$136	$415	$419	$445	$415	$415	$419	$415	$415	$136	$372	$415
Ready Assets U.S. Treasury Money Fund	$641	$199	$629	$641	$709	$629	$629	$641	$629	$629	$199	$588	$629

Fund	David O. Beim	Collette Chilton	Frank J. Fabozzi	Matina S. Horner	Rodney D. Johnson	Herbert I. London	Cynthia A. Montgomery	Joseph P. Platt	Robert C. Robb, Jr.	Toby Rosenblatt	Mark Stalnecker	Kenneth L. Urish	Frederick W. Winter
Retirement Series Trust
Retirement Reserves Money Fund	$3,002	$892	$2,913	$3,002	$3,521	$2,913	$2,913	$3,002	$2,913	$2,913	$892	$2,996	$2,913
Total Compensation from the BlackRock Fund Complex[7]	$355,000	$345,000	$710,000	$355,000	$455,000	$345,000	$345,000	$355,000	$345,000	$345,000	$345,000	$355,000	$345,000

*	The Fund is a Feeder Fund and paid no compensation.
**	This table reflects estimated payments for BlackRock Alternative Capital Strategies Fund’s current fiscal year ending December 31, 2016, BlackRock Developed Real Estate Index Fund’s current fiscal year ending January 31, 2017, BlackRock MSCI World Index Fund, BlackRock MSCI Asia ex-Japan Index Fund, BlackRock Small/Mid Cap Index Fund, BlackRock Midcap Index Fund and BlackRock Total Stock Market Index Fund, each for the fiscal years ending July 31, 2016, and BlackRock U.S. Impact Equity Fund’s current fiscal year ending May 31, 2016.
***	Collette Chilton began serving as a Board Member on January 1, 2015.
****	Mark Stalnecker began serving as a Board Member on January 1, 2015.
[1]	To be renamed BlackRock Government Institutional Fund effective January 4, 2016.
[2]	To be renamed BlackRock Premier Government Institutional Fund effective January 4, 2016
[3]	To be renamed BlackRock Select Government Institutional Fund effective January 4, 2016.
[4]	To be renamed Master Government Institutional Portfolio effective January 4, 2016.
[5]	To be renamed Master Premier Government Institutional Portfolio effective January 4, 2016.
[6]	To be renamed Ready Assets Government Liquidity Fund effective January 4, 2016.
[7]

The BlackRock Fund Complex includes the BlackRock Equity Liquidity Complex, the BlackRock Bond Complex, the BlackRock Closed-end Complex and the iShares Fund Complex. Amounts reflected represents the aggregate compensation paid to the Board members for the calendar year ended 2015.

[8]	BlackRock Alternative Capital Strategies Fund began operations on May 19, 2015.
[9]	BlackRock Small/Mid Cap Index Fund, BlackRock Developed Real Estate Index Fund and BlackRock Total Stock Market Index Fund began operations on August 13, 2015.
[10]	BlackRock Impact U.S. Equity Fund began operations on October 5, 2015.
[11]	BlackRock Midcap Index Fund began operations on May 13, 2015.
[12]	BlackRock MSCI Asia ex Japan Index Fund began operations on June 9, 2015.
[13]	BlackRock MSCI World Index Fund began operations on June 1, 2015.
[14]	BlackRock Disciplined International Fund began operations on September 9, 2015.

Appendix E – Fund Securities Owned by Board Members and Board Nominees

The following table sets forth the dollar range of shares of each Fund beneficially owned by the Board Members and Board Nominees in the Funds that they are nominated to oversee as of November 30, 2015, except as otherwise indicated.

Aggregate Dollar Range of Equity Securities

Name of Board Member/Board Nominee	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by the Board Member/Nominee in the BlackRock Fund Complexes
Interested Board Members, including the Board Nominees:

Barbara G. Novick	BlackRock Funds III: BlackRock S&P 500 Index Fund	$10,001 – $50,000	Over $100,000

John M. Perlowski	BlackRock Funds: BlackRock U.S. Opportunities Portfolio	$10,001 – $50,000	Over $100,000

	BlackRock Funds III: BlackRock LifePath Index 2030 Portfolio	Over $100,000

Independent Board Members, including the Board Nominees:

David O. Beim	BlackRock Funds: BlackRock Health Sciences Opportunities Portfolio	Over $100,000	Over $100,000

Susan J. Carter	None

Collette Chilton	BlackRock Funds III: BlackRock S&P 500 Index Fund	$50,001 – $100,000	Over $100,000

	BlackRock Index Funds, Inc.: BlackRock Small Cap Index Fund	$10,001 – $50,000

	BlackRock Index Funds, Inc.: BlackRock International Index Fund	$10,001 – $50,000

Neil A. Cotty	None	None	None

Frank J. Fabozzi	None	None	Over $100,000^

Matina Horner	BlackRock Funds: BlackRock International Opportunities Portfolio	Over $100,000	Over $100,000

Rodney D. Johnson	BlackRock Funds: BlackRock Health Sciences Opportunities Portfolio	Over $100,000	Over $100,000

	BlackRock Funds: BlackRock Mid-Cap Growth Equity Portfolio	Over $100,000

	BlackRock Funds: Real Estate Securities Fund	Over $100,000

^	Mr. Fabozzi participates in a deferred compensation plan within the BlackRock Closed-End Fund Complex, as a result his aggregate dollar range of equity securities and share equivalents in the BlackRock Closed-End Fund Complex is over $100,000.

Name of Board Member/Board Nominee	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by the Board Member/Nominee in the BlackRock Fund Complexes
	BlackRock Funds: BlackRock Science & Technology Opportunities Portfolio	$10,001 – $50,000

	BlackRock Funds: BlackRock U.S. Opportunities Portfolio	Over $100,000

	BlackRock Funds: BlackRock Global Opportunities Portfolio	$50,001 –$100,000

Herbert I. London	BlackRock Funds: BlackRock Emerging Markets Dividend Fund	$10,001 – $50,000	Over $100,000

	BlackRock Funds: BlackRock International Opportunities Portfolio	$10,001 – $50,000

	BlackRock Funds: BlackRock Emerging Market Allocation Portfolio	$10,001 – $50,000

Cynthia A. Montgomery	BlackRock Funds: BlackRock Municipal Money Market Portfolio	Over $100,000	Over $100,000

	BlackRock Index Funds, Inc.: BlackRock Small Cap Index Fund	Over $100,000

	BlackRock Funds: BlackRock Science & Technology Opportunities Portfolio	Over $100,000

	BlackRock Funds: BlackRock U.S. Opportunities Portfolio	Over $100,000

Joseph P. Platt	BlackRock Funds: BlackRock U.S. Opportunities Portfolio	Over $100,00	Over $100,000

Robert C. Robb, Jr.	BlackRock Funds: BlackRock Pennsylvania Municipal Money Market Portfolio	Over $100,000	Over $100,000

Toby Rosenblatt	BlackRock Large Cap Series Funds, Inc.: BlackRock Large Cap Core Fund	Over $100,000	Over $100,000

	BlackRock Funds: BlackRock U.S. Opportunities Portfolio	Over $100,000

	BlackRock Funds: BlackRock Mid-Cap Growth Equity Portfolio	$10,001 – $50,000

Mark Stalnecker	BlackRock Funds: BlackRock Global Long/Short Credit Fund	Over $100,000	Over $100,000

	BlackRock Funds: BlackRock Strategic Risk Allocation Fund	Over $100,000

	BlackRock Pacific Fund, Inc.	$50,001 – $100,000

Name of Board Member/Board Nominee	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by the Board Member/Nominee in the BlackRock Fund Complexes
Kenneth L. Urish	BlackRock Funds: BlackRock Money Market Portfolio	Over $100,000	Over $100,000

	BlackRock Funds: BlackRock International Opportunities Portfolio	$10,001 – $50,000

	BlackRock Funds: BlackRock U.S. Opportunities Portfolio	Over $100,000

	BlackRock Funds: BlackRock Health Sciences Opportunities Portfolio	$10,001 – $50,000

	BlackRock Funds: BlackRock Global Opportunities Portfolio	$10,001 – $50,000

	BlackRock Funds: BlackRock Global Long/Short Credit Fund	$1 – $10,000

	BlackRock Funds: BlackRock Commodity Strategies Fund	$1 – $10,000

	BlackRock Funds: BlackRock Emerging Markets Long/Short Equity Fund	$1 – $10,000

	BlackRock Funds: BlackRock Global Long/Short Equity Fund	$10,001 – $50,000

Claire A. Walton	None	None	None

Frederick W. Winter	BlackRock Funds: BlackRock All-Cap Energy & Resources Portfolio	$10,001 – $50,000	Over $100,000

	BlackRock Funds: BlackRock Global Long/Short Equity Fund	$10,001 – $50,000

	BlackRock Funds: BlackRock Global Long/Short Credit Fund	$50,001 – $100,000

	BlackRock Funds: BlackRock Emerging Markets Dividend Fund	$1 – $10,000

	BlackRock Funds: BlackRock Emerging Markets Long/Short Equity Fund	$10,001 – $50,000

	BlackRock Funds: BlackRock U.S. Opportunities Portfolio	Over $100,000

	BlackRock Funds: BlackRock Global Opportunities Portfolio	$10,001 – $50,000

	BlackRock Funds: BlackRock Multi-Asset Real Return Fund	$10,001 – $50,000

Name of Board Member/Board Nominee	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by the Board Member/Nominee in the BlackRock Fund Complexes
	BlackRock Funds: BlackRock Small-Cap Growth Equity Portfolio	$10,001 – $50,000

	BlackRock Funds: BlackRock Health Sciences Opportunities Portfolio	$10,001 – $50,000

As of November 30, 2015, all Board Members, Board Nominees and executive officers as a group owned less than 1% of the outstanding shares of each Fund which they oversee (or are nominated to oversee).

As of November 30, 2015, none of the Independent Board Members nor their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

Appendix F — Meetings of the Boards

During the most recent full fiscal year for each Fund listed in the table below, the Board met the following number of times:

Fund Name	Fiscal Year End	Number of Board Meetings
BBIF Government Securities Fund	3/31	6
BBIF Money Fund	3/31	6
BBIF Tax-Exempt Fund	3/31	6
BBIF Treasury Fund	3/31	6
BIF Government Securities Fund	3/31	6
BIF Money Fund	3/31	6
BIF Multi-State Municipal Series Trust
BIF California Municipal Money Fund	3/31	6
BIF Connecticut Municipal Money Fund	3/31	6
BIF Massachusetts Municipal Money Fund	3/31	6
BIF New Jersey Municipal Money Fund	3/31	6
BIF New York Municipal Money Fund	3/31	6
BIF Ohio Municipal Money Fund	3/31	6
BIF Tax-Exempt Fund	3/31	6
BIF Treasury Fund	3/31	6
BlackRock Emerging Markets Fund, Inc.	10/31	6
BlackRock Financial Institutions Series Trust
BlackRock Summit Cash Reserves Fund	4/30	6
BlackRock Funds
BlackRock All-Cap Energy & Resources Portfolio	9/30	6
BlackRock Alternative Capital Strategies Fund[7]	12/31	6
BlackRock Commodity Strategies Fund	7/31	6
BlackRock Developed Real Estate Index Fund[8]	1/31	6
BlackRock Disciplined Small Cap Core Fund	5/31	6
BlackRock Emerging Market Allocation Portfolio	10/31	6
BlackRock Emerging Markets Dividend Fund	9/30	6
BlackRock Emerging Markets Long/Short Equity Fund	7/31	6
BlackRock Energy & Resources Portfolio	9/30	6
BlackRock Exchange Portfolio	12/31	6
BlackRock Flexible Equity Fund	9/30	6
BlackRock Global Long/Short Credit Fund	7/31	6
BlackRock Global Long/Short Equity Fund	7/31	6
BlackRock Global Opportunities Portfolio	9/30	6
BlackRock Health Sciences Opportunities Portfolio	9/30	6
BlackRock Impact U.S. Equity Fund[9]	5/31	6
BlackRock International Opportunities Portfolio	9/30	6
BlackRock Macro Themes Fund	7/31	6
BlackRock Managed Volatility Portfolio	9/30	6
BlackRock Mid-Cap Growth Equity Portfolio	9/30	6
BlackRock Midcap Index Fund[10]	7/31	6
BlackRock Money Market Portfolio	3/31	6
BlackRock MSCI Asia ex Japan Index Fund[11]	7/31	6
BlackRock MSCI World Index Fund[12]	7/31	6
BlackRock Municipal Money Market Portfolio	3/31	6

Fund Name	Fiscal Year End	Number of Board Meetings
BlackRock Multi-Asset Real Return Fund	7/31	6
BlackRock Multi-Manager Alternative Strategies Fund	8/31	6
BlackRock New Jersey Municipal Money Market Portfolio	3/31	6
BlackRock North Carolina Municipal Money Market Portfolio	3/31	6
BlackRock Ohio Municipal Money Market Portfolio	3/31	6
BlackRock Pennsylvania Municipal Money Market Portfolio	3/31	6
BlackRock Real Estate Securities Fund	1/31	6
BlackRock Science & Technology Opportunities Portfolio	9/30	6
BlackRock Short Obligations Fund	7/31	6
BlackRock Small Cap Growth Equity Portfolio	9/30	6
BlackRock Small/Mid Cap Index Fund[8]	7/31	6
BlackRock Strategic Risk Allocation Fund	7/31	6
BlackRock Total Stock Market Index Fund[8]	7/31	6
BlackRock U.S. Opportunities Portfolio	9/30	6
BlackRock U.S. Treasury Money Market Portfolio	3/31	6
BlackRock Virginia Municipal Money Market Portfolio	3/31	6
BlackRock Funds III
BlackRock LifePath® Retirement Fund	12/31	6
BlackRock LifePath® 2020 Fund	12/31	6
BlackRock LifePath® 2025 Fund	12/31	6
BlackRock LifePath® 2030 Fund	12/31	6
BlackRock LifePath® 2035 Fund	12/31	6
BlackRock LifePath® 2040 Fund	12/31	6
BlackRock LifePath® 2045 Fund	12/31	6
BlackRock LifePath® 2050 Fund	12/31	6
BlackRock LifePath® 2055 Fund	12/31	6
BlackRock LifePath® Index Retirement Fund	12/31	6
BlackRock LifePath® Index 2020 Fund	12/31	6
BlackRock LifePath® Index 2025 Fund	12/31	6
BlackRock LifePath® Index 2030 Fund	12/31	6
BlackRock LifePath® Index 2035 Fund	12/31	6
BlackRock LifePath® Index 2040 Fund	12/31	6
BlackRock LifePath® Index 2045 Fund	12/31	6
BlackRock LifePath® Index 2050 Fund	12/31	6
BlackRock LifePath® Index 2055 Fund	12/31	6
BlackRock Cash Funds: Institutional	12/31	6
BlackRock Cash Funds: Prime	12/31	6
BlackRock Cash Funds: Treasury	12/31	6
BlackRock U.S. Total Bond Index Fund	12/31	6
BlackRock S&P 500 Index Fund	12/31	6
BlackRock CoreAlpha Bond Fund	12/31	6
BlackRock Total International ex U.S. Index Fund	12/31	6
BlackRock Large Cap Index Fund	12/31	6
BlackRock Disciplined International Fund[13]	12/31	6
BlackRock Index Funds, Inc.
BlackRock International Index Fund	12/31	6
BlackRock Small Cap Index Fund	12/31	6
BlackRock Large Cap Series Funds, Inc.
BlackRock Large Cap Core Fund	9/30	6

Fund Name	Fiscal Year End	Number of Board Meetings
BlackRock Event Driven Equity Fund	9/30	6
BlackRock Large Cap Growth Fund	9/30	6
BlackRock Large Cap Value Fund	9/30	6
BlackRock Large Cap Value Retirement Portfolio	9/30	6
BlackRock Latin America Fund, Inc.	10/31	6
BlackRock Liquidity Funds
California Money Fund	10/31	7
Federal Trust Fund	10/31	7
FedFund	10/31	7
MuniCash	10/31	7
MuniFund	10/31	7
New York Money Fund	10/31	7
TempCash	10/31	7
TempFund	10/31	7
T-Fund	10/31	7
Treasury Trust Fund	10/31	7
BlackRock Master LLC
BlackRock Master International Portfolio	10/31	6
BlackRock Master Small Cap Growth Portfolio	5/31	6
BlackRock Pacific Fund, Inc.	12/31	6
BlackRock Series, Inc.
BlackRock International Fund	10/31	6
BlackRock Small Cap Growth Fund II	5/31	6
Funds For Institutions Series
FFI Government Fund	4/30	6
FFI Institutional Fund[1]	4/30	6
FFI Institutional Tax-Exempt Fund	4/30	6
FFI Premier Institutional Fund[2]	4/30	6
FFI Select Institutional Fund[3]	4/30	6
FFI Treasury Fund	4/30	6
Master Government Securities LLC	3/31	6
Master Institutional Money Market LLC
Master Institutional Portfolio[4]	4/30	6
Master Institutional Tax-Exempt Portfolio	4/30	6
Master Premier Institutional Portfolio[5]	4/30	6
Master Investment Portfolio
Prime Money Market Master Portfolio	12/31	6
Money Market Master Portfolio	12/31	6
International Tilts Master Portfolio	12/31	6
Treasury Money Market Master Portfolio	12/31	6
LifePath® Retirement Master Portfolio	12/31	6
LifePath® 2020 Master Portfolio	12/31	6
LifePath® 2025 Master Portfolio	12/31	6
LifePath® 2030 Master Portfolio	12/31	6
LifePath® 2035 Master Portfolio	12/31	6
LifePath® 2040 Master Portfolio	12/31	6
LifePath® 2045 Master Portfolio	12/31	6
LifePath® 2050 Master Portfolio	12/31	6
LifePath® 2055 Master Portfolio	12/31	6

Fund Name	Fiscal Year End	Number of Board Meetings
LifePath® Index Retirement Master Portfolio	12/31	6
LifePath® Index 2020 Master Portfolio	12/31	6
LifePath® Index 2025 Master Portfolio	12/31	6
LifePath® Index 2030 Master Portfolio	12/31	6
LifePath® Index 2035 Master Portfolio	12/31	6
LifePath® Index 2040 Master Portfolio	12/31	6
LifePath® Index 2045 Master Portfolio	12/31	6
LifePath® Index 2050 Master Portfolio	12/31	6
LifePath® Index 2055 Master Portfolio	12/31	6
Active Stock Master Portfolio	12/31	6
CoreAlpha Bond Master Portfolio	12/31	6
S&P 500 Index Master Portfolio	12/31	6
U.S. Total Bond Index Master Portfolio	12/31	6
Total International ex U.S. Index Master Portfolio	12/31	6
Large Cap Index Master Portfolio	12/31	6
Master Large Cap Series LLC
Master Large Cap Core Portfolio	9/30	6
Master Large Cap Growth Portfolio	9/30	6
Master Large Cap Value Portfolio	9/30	6
Master Money LLC	3/31	6
Master Tax-Exempt LLC	3/31	6
Master Treasury LLC	3/31	6
Quantitative Master Series LLC
Master Extended Market Index Series	12/31	6
Master International Index Series	12/31	6
Master Small Cap Index Series	12/31	6
Ready Assets Prime Money Fund[6]	4/30	6
Ready Assets U.S.A. Government Money Fund	4/30	6
Ready Assets U.S. Treasury Money Fund	4/30	6
Retirement Series Trust
Retirement Reserves Money Fund	4/30	6

[1]	To be renamed BlackRock Government Institutional Fund effective January 4, 2016.
[2]	To be renamed BlackRock Premier Government Institutional Fund effective January 4, 2016.
[3]	To be renamed BlackRock Select Government Institutional Fund effective January 4, 2016.
[4]	To be renamed Master Government Institutional Portfolio effective January 4, 2016.
[5]	To be renamed Master Premier Government Institutional Portfolio effective January 4, 2016.
[6]	To be renamed Ready Assets Government Liquidity Fund effective January 4, 2016.
[7]	BlackRock Alternative Capital Strategies Fund began operations on May 19, 2015.
[8]	BlackRock Developed Real Estate Index Fund, BlackRock Small/Mid Cap Index Fund and BlackRock Total Stock Market Index Fund began operations on August 13, 2015.
[9]	BlackRock Impact U.S. Equity Fund began operations on October 5, 2015.
[10]	BlackRock Midcap Index Fund began operations on May 13, 2015.
[11]	BlackRock MSCI Asia ex Japan Index Fund began operations on June 9, 2015.
[12]	BlackRock MSCI World Index Fund began operations on June 1, 2015.
[13]	BlackRock Disciplined International Fund began operations on September 9, 2015.

Appendix G – Committee Meetings of the Boards

Each Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee and Executive Committee met the following number of times for each Fund’s most recent fiscal year:

Fund	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings
BBIF Government Securities Fund	3/31	4	4	4	4	1
BBIF Government Securities Fund	3/31	4	4	4	4	1
BBIF Money Fund	3/31	4	4	4	4	1
BBIF Tax-Exempt Fund	3/31	4	4	4	4	1
BBIF Treasury Fund	3/31	4	4	4	4	1
BIF Government Securities Fund	3/31	4	4	4	4	1
BIF Money Fund	3/31	4	4	4	4	1
BIF Multi-State Municipal Series Trust
BIF California Municipal Money Fund	3/31	4	4	4	4	1
BIF Connecticut Municipal Money Fund	3/31	4	4	4	4	1
BIF Massachusetts Municipal Money Fund	3/31	4	4	4	4	1
BIF New Jersey Municipal Money Fund	3/31	4	4	4	4	1
BIF New York Municipal Money Fund	3/31	4	4	4	4	1
BIF Ohio Municipal Money Fund	3/31	4	4	4	4	1
BIF Tax-Exempt Fund	3/31	4	4	4	4	1
BIF Treasury Fund	3/31	4	4	4	4	1
BlackRock Emerging Markets Fund, Inc.	10/31	4	4	4	4	1
BlackRock Financial Institutions Series Trust
BlackRock Summit Cash Reserves Fund	4/30	4	4	4	4	1
BlackRock Funds
BlackRock All-Cap Energy & Resources Portfolio	9/30	4	4	4	4	1
BlackRock Alternative Capital Strategies Fund[1]	12/31	4	4	4	4	1
BlackRock Commodity Strategies Fund	7/31	4	4	4	4	1
BlackRock Developed Real Estate Index Fund[2]	1/31	4	4	4	4	1
BlackRock Disciplined Small Cap Core Fund	5/31	4	4	4	4	1

Fund	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings
BlackRock Emerging Market Allocation Portfolio	10/31	4	4	4	4	1
BlackRock Emerging Markets Dividend Fund	9/30	4	4	4	4	1
BlackRock Emerging Markets Long/Short Equity Fund	7/31	4	4	4	4	1
BlackRock Energy & Resources Portfolio	9/30	4	4	4	4	1
BlackRock Exchange Portfolio	12/31	4	4	4	4	1
BlackRock Flexible Equity Fund	9/30	4	4	4	4	1
BlackRock Global Long/Short Credit Fund	7/31	4	4	4	4	1
BlackRock Global Long/Short Equity Fund	7/31	4	4	4	4	1
BlackRock Global Opportunities Portfolio	9/30	4	4	4	4	1
BlackRock Health Sciences Opportunities Portfolio	9/30	4	4	4	4	1
BlackRock Impact U.S. Equity Fund[3]	5/31	1	1	1	1	0
BlackRock International Opportunities Portfolio	9/30	4	4	4	4	1
BlackRock Macro Themes Fund	7/31	4	4	4	4	1
BlackRock Managed Volatility Portfolio	9/30	4	4	4	4	1
BlackRock Mid-Cap Growth Equity Portfolio	9/30	4	4	4	4	1
BlackRock Midcap Index Fund[4]	7/31	4	4	4	4	1
BlackRock Money Market Portfolio	3/31	4	4	4	4	1
BlackRock MSCI Asia ex Japan Index Fund[5]	7/31	4	4	4	4	1
BlackRock MSCI World Index Fund[6]	7/31	4	4	4	4	1
BlackRock Municipal Money Market Portfolio	3/31	4	4	4	4	1
BlackRock Multi-Asset Real Return Fund	7/31	4	4	4	4	1
BlackRock Multi-Manager Alternative Strategies Fund	8/31	4	4	4	4	1
BlackRock New Jersey Municipal Money Market Portfolio	3/31	4	4	4	4	1
BlackRock North Carolina Municipal Money Market Portfolio	3/31	4	4	4	4	1
BlackRock Ohio Municipal Money Market Portfolio	3/31	4	4	4	4	1

Fund	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings
BlackRock Pennsylvania Municipal Money Market Portfolio	3/31	4	4	4	4	1
BlackRock Real Estate Securities Fund	1/31	4	4	4	4	1
BlackRock Science & Technology Opportunities Portfolio	9/30	4	4	4	4	1
BlackRock Short Obligations Fund	7/31	4	4	4	4	1
BlackRock Small Cap Growth Equity Portfolio	9/30	4	4	4	4	1
BlackRock Small/Mid Cap Index Fund[2]	7/31	4	4	4	4	1
BlackRock Strategic Risk Allocation Fund	7/31	4	4	4	4	1
BlackRock Total Stock Market Index Fund[2]	7/31	4	4	4	4	1
BlackRock U.S. Opportunities Portfolio	9/30	4	4	4	4	1
BlackRock U.S. Treasury Money Market Portfolio	3/31	4	4	4	4	1
BlackRock Virginia Municipal Money Market Portfolio	3/31	4	4	4	4	1
BlackRock Funds III
BlackRock LifePath® Retirement Fund	12/31	4	4	4	4	1
BlackRock LifePath® 2020 Fund	12/31	4	4	4	4	1
BlackRock LifePath® 2025 Fund	12/31	4	4	4	4	1
BlackRock LifePath® 2030 Fund	12/31	4	4	4	4	1
BlackRock LifePath® 2035 Fund	12/31	4	4	4	4	1
BlackRock LifePath® 2040 Fund	12/31	4	4	4	4	1
BlackRock LifePath® 2045 Fund	12/31	4	4	4	4	1
BlackRock LifePath® 2050 Fund	12/31	4	4	4	4	1
BlackRock LifePath® 2055 Fund	12/31	4	4	4	4	1
BlackRock LifePath® Index Retirement Fund	12/31	4	4	4	4	1
BlackRock LifePath® Index 2020 Fund	12/31	4	4	4	4	1

Fund	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings
BlackRock LifePath® Index 2025 Fund	12/31	4	4	4	4	1
BlackRock LifePath® Index 2030 Fund	12/31	4	4	4	4	1
BlackRock LifePath® Index 2035 Fund	12/31	4	4	4	4	1
BlackRock LifePath® Index 2040 Fund	12/31	4	4	4	4	1
BlackRock LifePath® Index 2045 Fund	12/31	4	4	4	4	1
BlackRock LifePath® Index 2050 Fund	12/31	4	4	4	4	1
BlackRock LifePath® Index 2055 Fund	12/31	4	4	4	4	1
BlackRock Cash Funds: Institutional	12/31	4	4	4	4	1
BlackRock Cash Funds: Prime	12/31	4	4	4	4	1
BlackRock Cash Funds: Treasury	12/31	4	4	4	4	1
BlackRock U.S. Total Bond Index Fund	12/31	4	4	4	4	1
BlackRock S&P 500 Index Fund	12/31	4	4	4	4	1
BlackRock CoreAlpha Bond Fund	12/31	4	4	4	4	1
BlackRock Total International ex U.S. Index Fund	12/31	4	4	4	4	1
BlackRock Large Cap Index Fund	12/31	4	4	4	4	1
BlackRock Disciplined International Fund[7]	12/31	2	2	2	2	0
BlackRock Index Funds, Inc.
BlackRock International Index Fund	12/31	4	4	4	4	1
BlackRock Small Cap Index Fund	12/31	4	4	4	4	1
BlackRock Large Cap Series Funds, Inc.
BlackRock Large Cap Core Fund	9/30	4	4	4	4	1
BlackRock Event Driven Equity Fund	9/30	4	4	4	4	1
BlackRock Large Cap Growth Fund	9/30	4	4	4	4	1
BlackRock Large Cap Value Fund	9/30	4	4	4	4	1
BlackRock Large Cap Value Retirement Portfolio	9/30	4	4	4	4	1

Fund	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings
BlackRock Latin America Fund, Inc.	10/31	4	4	4	4	1
BlackRock Liquidity Funds
California Money Fund	10/31	4	4	4	4	1
Federal Trust Fund	10/31	4	4	4	4	1
FedFund	10/31	4	4	4	4	1
MuniCash	10/31	4	4	4	4	1
MuniFund	10/31	4	4	4	4	1
New York Money Fund	10/31	4	4	4	4	1
TempCash	10/31	4	4	4	4	1
TempFund	10/31	4	4	4	4	1
T-Fund	10/31	4	4	4	4	1
Treasury Trust Fund	10/31	4	4	4	4	1
BlackRock Master LLC
BlackRock Master International Portfolio	10/31	4	4	4	4	1
BlackRock Master Small Cap Growth Portfolio	5/31	4	4	4	4	1
BlackRock Pacific Fund, Inc.	12/31	4	4	4	4	1
BlackRock Series, Inc.
BlackRock International Fund	10/31	4	4	4	4	1
BlackRock Small Cap Growth Fund II	5/31	4	4	4	4	1
Funds For Institutions Series
FFI Government Fund	4/30	4	4	4	4	1
FFI Institutional Fund[1]	4/30	4	4	4	4	1
FFI Institutional Tax-Exempt Fund	4/30	4	4	4	4	1
FFI Premier Institutional Fund[2]	4/30	4	4	4	4	1
FFI Select Institutional Fund[3]	4/30	4	4	4	4	1
FFI Treasury Fund	4/30	4	4	4	4	1
Master Government Securities LLC	3/31	4	4	4	4	1
Master Institutional Money Market LLC
Master Institutional Portfolio[4]	4/30	4	4	4	4	1
Master Institutional Tax-Exempt Portfolio	4/30	4	4	4	4	1
Master Premier Institutional Portfolio[5]	4/30	4	4	4	4	1
Master Investment Portfolio
Prime Money Market Master Portfolio	12/31	4	4	4	4	1
Money Market Master Portfolio	12/31	4	4	4	4	1
International Tilts Master Portfolio	12/31	4	4	4	4	1
Treasury Money Market Master Portfolio	12/31	4	4	4	4	1

Fund	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings
LifePath® Retirement Master Portfolio	12/31	4	4	4	4	1
LifePath® 2020 Master Portfolio	12/31	4	4	4	4	1
LifePath® 2025 Master Portfolio	12/31	4	4	4	4	1
LifePath® 2030 Master Portfolio	12/31	4	4	4	4	1
LifePath® 2035 Master Portfolio	12/31	4	4	4	4	1
LifePath® 2040 Master Portfolio	12/31	4	4	4	4	1
LifePath® 2045 Master Portfolio	12/31	4	4	4	4	1
LifePath® 2050 Master Portfolio	12/31	4	4	4	4	1
LifePath® 2055 Master Portfolio	12/31	4	4	4	4	1
LifePath® Index Retirement Master Portfolio	12/31	4	4	4	4	1
LifePath® Index 2020 Master Portfolio	12/31	4	4	4	4	1
LifePath® Index 2025 Master Portfolio	12/31	4	4	4	4	1
LifePath® Index 2030 Master Portfolio	12/31	4	4	4	4	1
LifePath® Index 2035 Master Portfolio	12/31	4	4	4	4	1
LifePath® Index 2040 Master Portfolio	12/31	4	4	4	4	1
LifePath® Index 2045 Master Portfolio	12/31	4	4	4	4	1
LifePath® Index 2050 Master Portfolio	12/31	4	4	4	4	1
LifePath® Index 2055 Master Portfolio	12/31	4	4	4	4	1
Active Stock Master Portfolio	12/31	4	4	4	4	1
CoreAlpha Bond Master Portfolio	12/31	4	4	4	4	1
S&P 500 Index Master Portfolio	12/31	4	4	4	4	1
U.S. Total Bond Index Master Portfolio	12/31	4	4	4	4	1
Total International ex U.S. Index Master Portfolio	12/31	4	4	4	4	1
Large Cap Index Master Portfolio	12/31	4	4	4	4	1
Master Large Cap Series LLC
Master Large Cap Core Portfolio	9/30	4	4	4	4	1
Master Large Cap Growth Portfolio	9/30	4	4	4	4	1
Master Large Cap Value Portfolio	9/30	4	4	4	4	1
Master Money LLC	3/31	4	4	4	4	1
Master Tax-Exempt LLC	3/31	4	4	4	4	1
Master Treasury LLC	3/31	4	4	4	4	1

Fund	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings
Quantitative Master Series LLC
Master Extended Market Index Series	12/31	4	4	4	4	1
Master International Index Series	12/31	4	4	4	4	1
Master Small Cap Index Series	12/31	4	4	4	4	1
Ready Assets Prime Money Fund[6]	4/30	4	4	4	4	1
Ready Assets U.S.A. Government Money Fund	4/30	4	4	4	4	1
Ready Assets U.S. Treasury Money Fund	4/30	4	4	4	4	1
Retirement Series Trust
Retirement Reserves Money Fund	4/30	4	4	4	4	1

[1]	BlackRock Alternative Capital Strategies Fund began operations on May 19, 2015.
[2]	BlackRock Developed Real Estate Index Fund, BlackRock Small/Mid Cap Index Fund and BlackRock Total Stock Market Index Fund began operations on August 13, 2015.
[3]	BlackRock Impact U.S. Equity Fund began operations on October 5, 2015.
[4]	BlackRock Midcap Index Fund began operations on May 13, 2015.
[5]	BlackRock MSCI Asia ex Japan Index Fund began operations on June 9, 2015.
[6]	BlackRock MSCI World Index Fund began operations on June 1, 2015.
[7]	BlackRock Disciplined International Fund began operations on September 9, 2015.

Appendix H – Executive Officers of the Funds

The executive officers of each Fund, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below.1

Each executive officer is an “interested person” of the Funds (as defined in the Investment Company Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President[2]	2009 to present	Managing Director of BlackRock, Inc. since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.	24 RICs consisting of 140 Portfolios

Jennifer McGovern 55 East 52nd Street New York, NY 10055 1977	Vice President	2014 to present	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.	61 RICs consisting of 258 Portfolios

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.	136 RICs consisting of 333 Portfolios

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of the MLIM Fund Services Group from 2001 to 2006.	136 RICs consisting of 333 Portfolios

H-1

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer (“CCO”)	Annual; Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.	141 RICs consisting of 656 Portfolios

Fernanda Piedra 55 East 52nd Street New York, NY 10055 1969	Anti-Money Laundering Compliance Officer	2015 to present	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.	141 RICs consisting of 656 Portfolios

Benjamin Archibald 55 East 52nd Street New York, NY 10005 1975	Secretary	2012 to present	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares exchange- traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.	61 RICs consisting of 258 Portfolios

[1]

Information regarding John Perlowski, who is a Board Member and an officer of each Fund, and Barbara G. Novick, who is a Board Member and an officer of certain Funds, is set forth in the Proxy Statement under “Proposals 1, 2 and 3- Election of Board Members – Board Members’/Nominees’ Biographical Information”.

[2]	Mr. Hoerner serves as Vice President to Funds that are money market funds, BlackRock Funds and BlackRock Funds III only.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

H-2

Appendix I – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

			Audit Fees			Audit-Related Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)
BBIF Government Securities Fund	D&T	3/31	7,510		7,437	0		0
BBIF Money Fund	D&T	3/31	7,510		7,437	0		0
BBIF Tax-Exempt Fund	D&T	3/31	7,510		7,437	0		0
BBIF Treasury Fund	D&T	3/31	7,510		7,437	0		0
BIF Government Securities Fund	D&T	3/31	7,510		7,437	0		0
BIF Money Fund	D&T	3/31	7,510		7,437	0		0
BIF Multi-State Municipal Series Trust
BIF California Municipal Money Fund	D&T	3/31	26,890		26,627	0		0
BIF Connecticut Municipal Money Fund	D&T	3/31	26,176		25,920	0		0
BIF Massachusetts Municipal Money Fund	D&T	3/31	26,176		25,920	0		0
BIF New Jersey Municipal Money Fund	D&T	3/31	26,890		26,627	0		0
BIF New York Municipal Money Fund	D&T	3/31	26,890		26,627	0		0
BIF Ohio Municipal Money Fund	D&T	3/31	25,156		24,910	0		0
BIF Tax-Exempt Fund	D&T	3/31	7,510		7,437	0		0
BIF Treasury Fund	D&T	3/31	7,510		7,437	0		0
BlackRock Emerging Markets Fund, Inc.	D&T	10/31	39,921		39,529	0		0
BlackRock Financial Institutions Series Trust
BlackRock Summit Cash Reserves Fund	D&T	4/30	26,533		26,273	0		0
BlackRock Funds
BlackRock All-Cap Energy & Resources Portfolio	D&T	9/30	22,096		21,880	0		0
BlackRock Alternative Capital Strategies Fund(16)	PwC	12/31	52,000	(1)	N/A	0	(1)	N/A
BlackRock Commodity Strategies Fund(16)	PwC	7/31	41,000		37,000	0		0
BlackRock Developed Real Estate Index Fund(16)	PwC	1/31	24,300	(2)	N/A	0	(2)	N/A
BlackRock Disciplined Small Cap Core Fund	D&T	5/31	35,853		32,320	0		0
BlackRock Emerging Market Allocation Portfolio	D&T	10/31	66,122		59,464	0		0

			Audit Fees			Audit-Related Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Emerging Markets Dividend Fund	D&T	9/30	36,682		36,323	0		0
BlackRock Emerging Markets Long/Short Equity Fund(16)	PwC	7/31	40,000		31,000	0		0
BlackRock Energy & Resources Portfolio	D&T	9/30	28,803		28,520	0		0
BlackRock Exchange Portfolio	D&T	12/31	19,113		18,749	0		0
BlackRock Flexible Equity Fund	D&T	9/30	21,408		21,198	0		0
BlackRock Global Long/Short Credit Fund(16)	PwC	7/31	55,000		42,500	0		0
BlackRock Global Long/Short Equity Fund(16)	PwC	7/31	40,000		29,000	0		0
BlackRock Global Opportunities Portfolio	D&T	9/30	33,112		27,485	0		0
BlackRock Health Sciences Opportunities Portfolio	D&T	9/30	27,834		23,142	0		0
BlackRock Impact U.S. Equity Fund	D&T	5/31	29,376	(3)	N/A	0	(3)	N/A
BlackRock International Opportunities Portfolio	D&T	9/30	27,757		27,485	0		0
BlackRock Macro Themes Fund(16)	PwC	7/31	30,000		30,000	0		0
BlackRock Managed Volatility Portfolio	D&T	9/30	65,931		65,284	0		0
BlackRock Mid-Cap Growth Equity Portfolio	D&T	9/30	20,694		20,491	0		0
BlackRock Midcap Index Fund(16)	PwC	7/31	20,000	(4)	N/A	0	(4)	N/A
BlackRock Money Market Portfolio	D&T	3/31	19,495		19,304	0		0
BlackRock MSCI Asia ex Japan Index Fund(16)	PwC	7/31	20,000	(5)	N/A	0	(5)	N/A
BlackRock MSCI World Index Fund(16)	PwC	7/31	20,000	(6)	N/A	0	(6)	N/A
BlackRock Municipal Money Market Portfolio	D&T	3/31	21,586		21,375	0		0
BlackRock Multi-Asset Real Return Fund	D&T	7/31	20,324		19,948	0		0
BlackRock Multi-Manager Alternative Strategies Fund	D&T	8/31	84,405		60,600	0		0
BlackRock New Jersey Municipal Money Market Portfolio	D&T	3/31	19,138		18,951	0		0
BlackRock North Carolina Municipal Money Market Portfolio	D&T	3/31	19,138		18,951	0		0

			Audit Fees			Audit-Related Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Ohio Municipal Money Market Portfolio	D&T	3/31	19,138		18,951	0		0
BlackRock Pennsylvania Municipal Money Market Portfolio	D&T	3/31	21,586		21,375	0		0
BlackRock Real Estate Securities Fund	D&T	1/31	23,078		22,851	0		0
BlackRock Science & Technology Opportunities Portfolio	D&T	9/30	37,957		26,980	0		0
BlackRock Short Obligations Fund(16)	PwC	7/31	21,950		21,600	0		1,250
BlackRock Small Cap Growth Equity Portfolio	D&T	9/30	23,142		22,915	0		0
BlackRock Small/Mid Cap Index Fund(16)	PwC	7/31	19,800	(7)	N/A	0	(7)	N/A
BlackRock Strategic Risk Allocation Fund	D&T	7/31	33,456		32,951	0		0
BlackRock Total Stock Market Index Fund(16)	PwC	7/31	19,800	(8)	N/A	0	(8)	N/A
BlackRock U.S. Opportunities Portfolio	D&T	9/30	25,819		22,915	0		0
BlackRock U.S. Treasury Money Market Portfolio	D&T	3/31	17,404		17,234	0		0
BlackRock Virginia Municipal Money Market Portfolio	D&T	3/31	16,690		16,527	0		0
BlackRock Funds III
BlackRock LifePath® Retirement Fund	PwC	12/31	10,962		10,962	0		0
BlackRock LifePath® 2020 Fund	PwC	12/31	10,962		10,962	0		0
BlackRock LifePath® 2025 Fund	PwC	12/31	10,962		10,962	0		0
BlackRock LifePath® 2030 Fund	PwC	12/31	10,962		10,962	0		0
BlackRock LifePath® 2035 Fund	PwC	12/31	10,962		10,962	0		0
BlackRock LifePath® 2040 Fund	PwC	12/31	10,962		10,962	0		0
BlackRock LifePath® 2045 Fund	PwC	12/31	10,962		10,962	0		0
BlackRock LifePath® 2050 Fund	PwC	12/31	10,962		10,962	0		0
BlackRock LifePath® 2055 Fund	PwC	12/31	10,962		10,962	0		0
BlackRock LifePath® Index Retirement Fund	PwC	12/31	10,962		10,962	0		0

			Audit Fees			Audit-Related Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock LifePath® Index 2020 Fund	PwC	12/31	10,962		10,962	0		0
BlackRock LifePath® Index 2025 Fund	PwC	12/31	10,962		10,962	0		0
BlackRock LifePath® Index 2030 Fund	PwC	12/31	10,962		10,962	0		0
BlackRock LifePath® Index 2035 Fund	PwC	12/31	10,962		10,962	0		0
BlackRock LifePath® Index 2040 Fund	PwC	12/31	10,962		10,962	0		0
BlackRock LifePath® Index 2045 Fund	PwC	12/31	10,962		10,962	0		0
BlackRock LifePath® Index 2050 Fund	PwC	12/31	10,962		10,962	0		0
BlackRock LifePath® Index 2055 Fund	PwC	12/31	10,962		10,962	0		0
BlackRock Cash Funds: Institutional	PwC	12/31	10,962		10,962	0		0
BlackRock Cash Funds: Prime	PwC	12/31	10,962		10,962	0		0
BlackRock Cash Funds: Treasury	PwC	12/31	10,962		10,962	0		0
BlackRock U.S. Total Bond Index Fund	PwC	12/31	10,962		10,962	0		0
BlackRock S&P 500 Index Fund	PwC	12/31	10,962		10,962	0		0
BlackRock CoreAlpha Bond Fund	PwC	12/31	10,962		10,962	0		0
BlackRock Total International ex U.S. Index Fund	PwC	12/31	10,962		10,962	0		0
BlackRock Large Cap Index Fund	PwC	12/31	10,962		10,962	0		0
BlackRock Disciplined International Fund	PwC	12/31	10,854	(9)	N/A	0	(9)	N/A
BlackRock Index Funds, Inc.
BlackRock International Index Fund	D&T	12/31	7,689		7,437	0		0
BlackRock Small Cap Index Fund	D&T	12/31	7,689		7,437	0		0
BlackRock Large Cap Series Funds, Inc.
BlackRock Large Cap Core Fund	D&T	9/30	7,510		7,437	0		0
BlackRock Event Driven Equity Fund	D&T	9/30	33,673		33,343	0		0
BlackRock Large Cap Growth Fund	D&T	9/30	7,510		7,437	0		0

			Audit Fees		Audit-Related Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Large Cap Value Fund	D&T	9/30	7,510	7,437	0	0
BlackRock Large Cap Value Retirement Portfolio	D&T	9/30	7,510	7,437	0	0
BlackRock Latin America Fund, Inc.	D&T	10/31	38,493	38,115	0	0
BlackRock Liquidity Funds
California Money Fund	D&T	10/31	22,606	22,385	0	0
Federal Trust Fund	D&T	10/31	22,606	22,385	0	0
FedFund	D&T	10/31	25,564	25,314	4,500	4,500
MuniCash	D&T	10/31	22,606	22,385	0	0
MuniFund	D&T	10/31	24,850	24,607	0	0
New York Money Fund	D&T	10/31	22,606	22,385	0	0
TempCash	D&T	10/31	25,207	24,960	0	0
TempFund	D&T	10/31	27,247	26,980	4,500	4,500
T-Fund	D&T	10/31	25,564	25,314	0	0
Treasury Trust Fund	D&T	10/31	24,850	24,607	0	0
BlackRock Master LLC
BlackRock Master International Portfolio	D&T	10/31	32,628	32,308	0	0
BlackRock Master Small Cap Growth Portfolio	D&T	5/31	32,934	32,611	0	0
BlackRock Pacific Fund, Inc.	D&T	12/31	41,706	41,120	0	0
BlackRock Series, Inc.
BlackRock International Fund	D&T	10/31	7,510	7,437	0	0
BlackRock Small Cap Growth Fund II	D&T	5/31	7,408	7,336	0	0
Funds For Institutions Series
FFI Government Fund	D&T	4/30	32,347	32,030	0	0
FFI Institutional Fund(10)	D&T	4/30	8,530	8,447	0	0
FFI Institutional Tax-Exempt Fund	D&T	4/30	8,530	8,447	0	0
FFI Premier Institutional Fund(11)	D&T	4/30	8,530	8,447	0	0
FFI Select Institutional Fund(12)	D&T	4/30	9,142	9,053	0	0
FFI Treasury Fund	D&T	4/30	30,052	29,758	0	0
Master Government Securities LLC	D&T	3/31	26,890	26,627	0	0
Master Institutional Money Market LLC
Master Institutional Portfolio(13)	D&T	4/30	37,549	37,181	0	0
Master Institutional Tax-Exempt Portfolio	D&T	4/30	37,192	36,828	0	0
Master Premier Institutional Portfolio(14)	D&T	4/30	37,549	37,181	0	0

			Audit Fees		Audit-Related Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Master Investment Portfolio
Prime Money Market Master Portfolio	PwC	12/31	12,298	12,298	0	0
Money Market Master Portfolio	PwC	12/31	12,298	12,298	0	0
International Tilts Master Portfolio	PwC	12/31	20,640	20,640	0	0
Treasury Money Market Master Portfolio	PwC	12/31	12,298	12,298	0	0
LifePath® Retirement Master Portfolio	PwC	12/31	12,790	12,790	0	0
LifePath® 2020 Master Portfolio	PwC	12/31	12,790	12,790	0	0
LifePath® 2025 Master Portfolio	PwC	12/31	12,790	12,790	0	0
LifePath® 2030 Master Portfolio	PwC	12/31	12,790	12,790	0	0
LifePath® 2035 Master Portfolio	PwC	12/31	12,790	12,790	0	0
LifePath® 2040 Master Portfolio	PwC	12/31	12,790	12,790	0	0
LifePath® 2045 Master Portfolio	PwC	12/31	12,790	12,790	0	0
LifePath® 2050 Master Portfolio	PwC	12/31	12,790	12,790	0	0
LifePath® 2055 Master Portfolio	PwC	12/31	12,790	12,790	0	0
LifePath® Index Retirement Master Portfolio	PwC	12/31	12,790	12,790	0	0
LifePath® Index 2020 Master Portfolio	PwC	12/31	12,790	12,790	0	0
LifePath® Index 2025 Master Portfolio	PwC	12/31	12,790	12,790	0	0
LifePath® Index 2030 Master Portfolio	PwC	12/31	12,790	12,790	0	0
LifePath® Index 2035 Master Portfolio	PwC	12/31	12,790	12,790	0	0
LifePath® Index 2040 Master Portfolio	PwC	12/31	12,790	12,790	0	0
LifePath® Index 2045 Master Portfolio	PwC	12/31	12,790	12,790	0	0
LifePath® Index 2050 Master Portfolio	PwC	12/31	12,790	12,790	0	0
LifePath® Index 2055 Master Portfolio	PwC	12/31	12,790	12,790	0	0
Active Stock Master Portfolio	PwC	12/31	20,640	20,640	0	0

			Audit Fees		Audit-Related Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
CoreAlpha Bond Master Portfolio	PwC	12/31	34,305	27,805	0	0
S&P 500 Index Master Portfolio	PwC	12/31	20,640	20,640	0	0
U.S. Total Bond Index Master Portfolio	PwC	12/31	23,963	19,463	0	0
Total International ex U.S. Index Master Portfolio	PwC	12/31	20,640	20,640	0	0
Large Cap Index Master Portfolio	PwC	12/31	20,640	20,640	0	0
Master Large Cap Series LLC
Master Large Cap Core Portfolio	D&T	9/30	37,422	37,055	0	0
Master Large Cap Growth Portfolio	D&T	9/30	34,362	34,025	0	0
Master Large Cap Value Portfolio	D&T	9/30	34,362	34,025	0	0
Master Money LLC	D&T	3/31	32,347	32,030	0	0
Master Tax-Exempt LLC	D&T	3/31	26,890	26,627	0	0
Master Treasury LLC	D&T	3/31	26,176	25,920	0	0
Quantitative Master Series LLC
Master Extended Market Index Series	D&T	12/31	40,252	39,681	0	0
Master International Index Series	D&T	12/31	40,278	39,706	2,000	2,000
Master Small Cap Index Series	D&T	12/31	40,252	39,681	2,000	2,000
Ready Assets Prime Money Fund(15)	D&T	4/30	27,247	26,980	0	0
Ready Assets U.S.A. Government Money Fund	D&T	4/30	26,533	26,273	0	0
Ready Assets U.S. Treasury Money Fund	D&T	4/30	23,116	22,890	0	0
Retirement Series Trust
Retirement Reserves Money Fund	D&T	4/30	27,247	26,980	0	0

*	“D&T” refers to Deloitte & Touche LLP, and “PwC” refers to PricewaterhouseCoopers LLP.
[1]	Information provided for the period May 19, 2015 (commencement of operations) through the fund’s first fiscal year end of December 31, 2015.
[2]	Information provided for the period August 13, 2015 (commencement of operations) through the fund’s first fiscal year end of January 31, 2016.
[3]	Information provided for the period October 5, 2015 (commencement of operations) through the fund’s first fiscal year end of May 31, 2016.
[4]	Information provided for the period May 13, 2015 (commencement of operations) through the fund’s first fiscal year end of July 31, 2015.
[5]	Information provided for the period June 9, 2015 (commencement of operations) through the fund’s first fiscal year end of July 31, 2015.

[6]	Information provided for the period June 1, 2015 (commencement of operations) through the fund’s first fiscal year end of July 31, 2015.
[7]	Information provided for the period August 13, 2015 (commencement of operations) through the fund’s first fiscal year end of July 31, 2016.
[8]	Information provided for the period August 13, 2015 (commencement of operations) through the fund’s first fiscal year end of July 31, 2016.
[9]	Information provided for the period September 9, 2015 (commencement of operations) through the fund’s first fiscal year end of December 31, 2015.
[10]	To be renamed BlackRock Government Institutional Fund effective January 4, 2016.
[11]	To be renamed BlackRock Premier Government Institutional Fund effective January 4, 2016
[12]	To be renamed BlackRock Select Government Institutional Fund effective January 4, 2016.
[13]	To be renamed Master Government Institutional Portfolio effective January 4, 2016.
[14]	To be renamed Master Premier Government Institutional Portfolio effective January 4, 2016.
[15]	To be renamed Ready Assets Government Liquidity Fund effective January 4, 2016.
[16]	Tax services are not provided by the fund’s independent registered public accounting firm.
[17]	Master does not require tax services.

Tax Fees and All Other Fees

		Tax Fees			All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)
BBIF Government Securities Fund	3/31	9,792		9,600	0		0
BBIF Money Fund	3/31	9,792		9,600	0		0
BBIF Tax-Exempt Fund	3/31	10,812		10,600	0		0
BBIF Treasury Fund	3/31	9,792		9,600	0		0
BIF Government Securities Fund	3/31	9,792		9,600	0		0
BIF Money Fund	3/31	9,792		9,600	0		0
BIF Multi-State Municipal Series Trust
BIF California Municipal Money Fund	3/31	10,812		10,600	0		0
BIF Connecticut Municipal Money Fund	3/31	10,812		10,600	0		0
BIF Massachusetts Municipal Money Fund	3/31	10,812		10,600	0		0
BIF New Jersey Municipal Money Fund	3/31	10,812		10,600	0		0
BIF New York Municipal Money Fund	3/31	10,812		10,600	0		0
BIF Ohio Municipal Money Fund	3/31	10,812		10,600	0		0
BIF Tax-Exempt Fund	3/31	10,812		10,600	0		0
BIF Treasury Fund	3/31	9,792		9,600	0		0
BlackRock Emerging Markets Fund, Inc.	10/31	14,283		16,011	0		0
BlackRock Financial Institutions Series Trust
BlackRock Summit Cash Reserves Fund	4/30	9,792		9,600	0		0
BlackRock Funds
BlackRock All-Cap Energy & Resources Portfolio	9/30	13,107		12,850	0		0
BlackRock Alternative Capital Strategies Fund(16)	12/31	0	(1)	N/A	0	(1)	N/A
BlackRock Commodity Strategies Fund(16)	7/31	0		0	430		0
BlackRock Developed Real Estate Index Fund(16)	1/31	0	(2)	N/A	0	(2)	N/A
BlackRock Disciplined Small Cap Core Fund	5/31	13,107		12,850	0		0
BlackRock Emerging Market Allocation Portfolio	10/31	20,000		15,350	0		0
BlackRock Emerging Markets Dividend Fund	9/30	14,127		13,850	0		0
BlackRock Emerging Markets Long/Short Equity Fund(16)	7/31	0		0	430		0
BlackRock Energy & Resources Portfolio	9/30	13,107		12,850	0		0
BlackRock Exchange Portfolio	12/31	12,852		12,600	0		0
BlackRock Flexible Equity Fund	9/30	13,107		12,850	0		0
BlackRock Global Long/Short Credit Fund(16)	7/31	0		0	430		0
BlackRock Global Long/Short Equity Fund(16)	7/31	0		0	430		0
BlackRock Global Opportunities Portfolio	9/30	15,215		16,010	0		0

		Tax Fees			All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Health Sciences Opportunities Portfolio	9/30	18,207		13,029	0		0
BlackRock Impact U.S. Equity Fund	5/31	13,107	(3)	N/A	0	(3)	N/A
BlackRock International Opportunities Portfolio	9/30	15,177		17,023	0		0
BlackRock Macro Themes Fund(16)	7/31	0		0	430		0
BlackRock Managed Volatility Portfolio	9/30	13,107		15,011	0		0
BlackRock Mid-Cap Growth Equity Portfolio	9/30	13,107		12,850	0		0
BlackRock Midcap Index Fund(16)	7/31	0	(4)	N/A	0	(4)	N/A
BlackRock Money Market Portfolio	3/31	9,792		9,600	0		0
BlackRock MSCI Asia ex Japan Index Fund(16)	7/31	0	(5)	N/A	0	(5)	N/A
BlackRock MSCI World Index Fund(16)	7/31	0	(6)	N/A	0	(6)	N/A
BlackRock Municipal Money Market Portfolio	3/31	10,812		10,600	0		0
BlackRock Multi-Asset Real Return Fund	7/31	15,657		15,350	0		0
BlackRock Multi-Manager Alternative Strategies Fund	8/31	30,000		15,350	0		0
BlackRock New Jersey Municipal Money Market Portfolio	3/31	10,812		10,600	0		0
BlackRock North Carolina Municipal Money Market Portfolio	3/31	10,812		10,600	0		0
BlackRock Ohio Municipal Money Market Portfolio	3/31	10,812		10,600	0		0
BlackRock Pennsylvania Municipal Money Market Portfolio	3/31	10,812		10,600	0		0
BlackRock Real Estate Securities Fund	1/31	13,107		12,850	0		0
BlackRock Science & Technology Opportunities Portfolio	9/30	13,107		12,850	0		0
BlackRock Short Obligations Fund(16)	7/31	0		0	430		0
BlackRock Small Cap Growth Equity Portfolio	9/30	13,107		12,850	0		0
BlackRock Small/Mid Cap Index Fund(16)	7/31	0	(7)	N/A	0	(7)	N/A
BlackRock Strategic Risk Allocation Fund	7/31	13,107		12,850	0		0
BlackRock Total Stock Market Index Fund(16)	7/31	0	(8)	N/A	0	(8)	N/A
BlackRock U.S. Opportunities Portfolio	9/30	13,107		12,850	0		0
BlackRock U.S. Treasury Money Market Portfolio	3/31	9,792		9,600	0		0
BlackRock Virginia Municipal Money Market Portfolio	3/31	10,812		10,600	0		0
BlackRock Funds III
BlackRock LifePath® Retirement Fund	12/31	7,566		7,566	0		0
BlackRock LifePath® 2020 Fund	12/31	7,566		7,566	0		0

		Tax Fees			All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock LifePath® 2025 Fund	12/31	7,566		7,566	0		0
BlackRock LifePath® 2030 Fund	12/31	7,566		7,566	0		0
BlackRock LifePath® 2035 Fund	12/31	7,566		7,566	0		0
BlackRock LifePath® 2040 Fund	12/31	7,566		7,566	0		0
BlackRock LifePath® 2045 Fund	12/31	7,566		7,566	0		0
BlackRock LifePath® 2050 Fund	12/31	7,566		7,566	0		0
BlackRock LifePath® 2055 Fund	12/31	7,566		7,566	0		0
BlackRock LifePath® Index Retirement Fund	12/31	7,566		7,566	0		0
BlackRock LifePath® Index 2020 Fund	12/31	7,566		7,566	0		0
BlackRock LifePath® Index 2025 Fund	12/31	7,566		7,566	0		0
BlackRock LifePath® Index 2030 Fund	12/31	7,566		7,566	0		0
BlackRock LifePath® Index 2035 Fund	12/31	7,566		7,566	0		0
BlackRock LifePath® Index 2040 Fund	12/31	7,566		7,566	0		0
BlackRock LifePath® Index 2045 Fund	12/31	7,566		7,566	0		0
BlackRock LifePath® Index 2050 Fund	12/31	7,566		7,566	0		0
BlackRock LifePath® Index 2055 Fund	12/31	7,566		7,566	0		0
BlackRock Cash Funds: Institutional	12/31	2,425		2,425	0		0
BlackRock Cash Funds: Prime	12/31	2,425		2,425	0		0
BlackRock Cash Funds: Treasury	12/31	2,425		2,425	0		0
BlackRock U.S. Total Bond Index Fund	12/31	7,566		7,566	0		0
BlackRock S&P 500 Index Fund	12/31	7,566		7,566	0		0
BlackRock CoreAlpha Bond Fund	12/31	7,566		7,566	0		0
BlackRock Total International ex U.S. Index Fund	12/31	7,566		7,566	0		0
BlackRock Large Cap Index Fund	12/31	7,566		7,566	0		0
BlackRock Disciplined International Fund	12/31	7,566	(9)	N/A	0	(9)	N/A
BlackRock Index Funds, Inc.
BlackRock International Index Fund	12/31	9,282		9,100	0		0
BlackRock Small Cap Index Fund	12/31	11,424		11,200	0		0
BlackRock Large Cap Series Funds, Inc.
BlackRock Large Cap Core Fund	9/30	13,107		12,850	0		0
BlackRock Event Driven Equity Fund	9/30	13,107		7,100	0		0
BlackRock Large Cap Growth Fund	9/30	13,107		12,850	0		0
BlackRock Large Cap Value Fund	9/30	13,107		12,850	0		0
BlackRock Large Cap Value Retirement Portfolio	9/30	13,107		12,850	0		0
BlackRock Latin America Fund, Inc.	10/31	14,127		13,850	0		0
BlackRock Liquidity Funds
California Money Fund	10/31	10,812		10,600	0		0
Federal Trust Fund	10/31	9,792		9,600	0		0
FedFund	10/31	9,792		9,600	0		0
MuniCash	10/31	10,812		10,600	0		0
MuniFund	10/31	10,812		10,600	0		0
New York Money Fund	10/31	10,812		10,600	0		0
TempCash	10/31	9,792		9,600	0		0

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
TempFund	10/31	9,792	9,600	0	0
T-Fund	10/31	9,792	9,600	0	0
Treasury Trust Fund	10/31	9,792	9,600	0	0
BlackRock Master LLC
BlackRock Master International Portfolio(17)	10/31	0	0	0	0
BlackRock Master Small Cap Growth Portfolio(17)	5/31	0	0	0	0
BlackRock Pacific Fund, Inc.	12/31	14,283	16,011	0	0
BlackRock Series, Inc.
BlackRock International Fund	10/31	14,127	9,700	0	0
BlackRock Small Cap Growth Fund II	5/31	13,107	12,850	0	0
Funds For Institutions Series
FFI Government Fund	4/30	9,792	9,600	0	0
FFI Institutional Fund(10)[1]	4/30	9,792	9,600	0	0
FFI Institutional Tax-Exempt Fund	4/30	10,812	10,600	0	0
FFI Premier Institutional Fund(11)	4/30	9,792	9,600	0	0
FFI Select Institutional Fund(12)	4/30	9,792	9,600	0	0
FFI Treasury Fund	4/30	9,792	9,600	0	0
Master Government Securities LLC	3/31	13,260	13,000	0	0
Master Institutional Money Market LLC
Master Institutional Portfolio(13)	4/30	13,260	13,000	0	0
Master Institutional Tax-Exempt Portfolio	4/30	13,260	13,000	0	0
Master Premier Institutional Portfolio(14)	4/30	13,260	13,000	0	0
Master Investment Portfolio
Prime Money Market Master Portfolio	12/31	3,633	3,633	430	0
Money Market Master Portfolio	12/31	3,633	3,633	430	0
International Tilts Master Portfolio	12/31	15,126	15,126	430	0
Treasury Money Market Master Portfolio	12/31	3,633	3,633	430	0
LifePath® Retirement Master Portfolio	12/31	13,119	13,119	430	0
LifePath® 2020 Master Portfolio	12/31	13,119	13,119	430	0
LifePath® 2025 Master Portfolio	12/31	13,119	13,119	430	0
LifePath® 2030 Master Portfolio	12/31	13,119	13,119	430	0
LifePath® 2035 Master Portfolio	12/31	13,119	13,119	430	0
LifePath® 2040 Master Portfolio	12/31	13,119	13,119	430	0
LifePath® 2045 Master Portfolio	12/31	13,119	13,119	430	0
LifePath® 2050 Master Portfolio	12/31	13,119	13,119	430	0
LifePath® 2055 Master Portfolio	12/31	13,119	13,119	430	0
LifePath® Index Retirement Master Portfolio	12/31	13,119	13,119	0	0
LifePath® Index 2020 Master Portfolio	12/31	13,119	13,119	0	0
LifePath® Index 2025 Master Portfolio	12/31	13,119	13,119	0	0
LifePath® Index 2030 Master Portfolio	12/31	13,119	13,119	0	0
LifePath® Index 2035 Master Portfolio	12/31	13,119	13,119	0	0
LifePath® Index 2040 Master Portfolio	12/31	13,119	13,119	0	0

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
LifePath® Index 2045 Master Portfolio	12/31	13,119	13,119	0	0
LifePath® Index 2050 Master Portfolio	12/31	13,119	13,119	0	0
LifePath® Index 2055 Master Portfolio	12/31	13,119	13,119	0	0
Active Stock Master Portfolio	12/31	20,161	20,161	0	0
CoreAlpha Bond Master Portfolio	12/31	20,161	20,161	430	0
S&P 500 Index Master Portfolio	12/31	15,126	15,126	430	0
U.S. Total Bond Index Master Portfolio	12/31	15,126	15,126	430	0
Total International ex U.S. Index Master Portfolio	12/31	15,126	15,126	0	0
Large Cap Index Master Portfolio	12/31	15,126	15,126	0	0
Master Large Cap Series LLC
Master Large Cap Core Portfolio	9/30	13,515	13,250	0	0
Master Large Cap Growth Portfolio	9/30	13,515	13,250	0	0
Master Large Cap Value Portfolio	9/30	13,515	13,250	0	0
Master Money LLC	3/31	13,260	13,000	0	0
Master Tax-Exempt LLC	3/31	13,260	13,000	0	0
Master Treasury LLC	3/31	13,260	13,000	0	0
Quantitative Master Series LLC
Master Extended Market Index Series	12/31	13,260	13,000	0	0
Master International Index Series	12/31	17,340	17,000	0	0
Master Small Cap Index Series	12/31	17,340	17,000	0	0
Ready Assets Prime Money Fund(15)	4/30	9,792	9,600	0	0
Ready Assets U.S.A. Government Money Fund	4/30	9,792	9,600	0	0
Ready Assets U.S. Treasury Money Fund	4/30	9,792	9,600	0	0
Retirement Series Trust
Retirement Reserves Money Fund	4/30	9,792	9,600	0	0

[1]	Information provided for the period May 19, 2015 (commencement of operations) through the fund’s fiscal year end of December 31, 2015.
[2]	Information provided for the period August 13, 2015 (commencement of operations) through the fund’s fiscal year end of January 31, 2016.
[3]	Information provided for the period October 5, 2015 (commencement of operations) through the fund’s fiscal year end of May 31, 2016.
[4]	Information provided for the period May 13, 2015 (commencement of operations) through the fund’s fiscal year end of July 31, 2015.
[5]	Information provided for the period June 9, 2015 (commencement of operations) through the fund’s fiscal year end of July 31, 2015.
[6]	Information provided for the period June 1, 2015 (commencement of operations) through the fund’s fiscal year end of July 31, 2015.
[7]	Information provided for the period August 31, 2015 (commencement of operations) through the fund’s fiscal year end of July 31, 2016.
[8]	Information provided for the period August 31, 2015 (commencement of operations) through the fund’s fiscal year end of July 31, 2016.
[9]	Information provided for the period September 9, 2015 (commencement of operations) through the fund’s fiscal year end of December 31, 2015.
[10]	To be renamed BlackRock Government Institutional Fund effective January 4, 2016.
[11]	To be renamed BlackRock Premier Government Institutional Fund effective January 4, 2016
[12]	To be renamed BlackRock Select Government Institutional Fund effective January 4, 2016.
[13]	To be renamed Master Government Institutional Portfolio effective January 4, 2016.
[14]	To be renamed Master Premier Government Institutional Portfolio effective January 4, 2016.
[15]	To be renamed Ready Assets Government Liquidity Fund effective January 4, 2016.
[16]	Tax services are not provided by the fund’s independent registered public accounting firm.
[17]	Master does not require tax services.

		Aggregate Non-Audit Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BBIF Government Securities Fund	Mar	9,792	9,600
BBIF Money Fund	Mar	9,792	9,600
BBIF Tax-Exempt Fund	Mar	10,812	10,600
BBIF Treasury Fund	Mar	9,792	9,600
BIF Government Securities Fund	Mar	9,792	9,600
BIF Money Fund	Mar	9,792	9,600
BIF Multi-State Municipal Series Trust
BIF California Municipal Money Fund	Mar	10,812	10,600
BIF Connecticut Municipal Money Fund	Mar	10,812	10,600
BIF Massachusetts Municipal Money Fund	Mar	10,812	10,600
BIF New Jersey Municipal Money Fund	Mar	10,812	10,600
BIF New York Municipal Money Fund	Mar	10,812	10,600
BIF Ohio Municipal Money Fund	Mar	10,812	10,600
BIF Tax-Exempt Fund	Mar	10,812	10,600
BIF Treasury Fund	Mar	9,792	9,600
BlackRock Emerging Markets Fund, Inc.	Oct	14,283	16,011
BlackRock Financial Institutions Series Trust
BlackRock Summit Cash Reserves Fund	Apr	9,792	9,600
BlackRock Funds
BlackRock All-Cap Energy & Resources Portfolio	Sep	13,107	12,850
BlackRock Alternative Capital Strategies Fund(16)	Dec	0	N/A
BlackRock Commodity Strategies Fund(16)	Jul	430	0
BlackRock Developed Real Estate Index Fund(16)	Jan	0	N/A
BlackRock Disciplined Small Cap Core Fund	May	13,107	12,850
BlackRock Emerging Market Allocation Portfolio	Oct	20,000	15,350
BlackRock Emerging Markets Dividend Fund	Sep	14,127	13,850
BlackRock Emerging Markets Long/Short Equity Fund(16)	Jul	430	0
BlackRock Energy & Resources Portfolio	Sep	13,107	12,850
BlackRock Exchange Portfolio	Dec	12,852	12,600
BlackRock Flexible Equity Fund	Sep	13,107	12,850
BlackRock Global Long/Short Credit Fund(16)	Jul	430	0
BlackRock Global Long/Short Equity Fund(16)	Jul	430	0
BlackRock Global Opportunities Portfolio	Sep	15,215	16,010
BlackRock Health Sciences Opportunities Portfolio	Sep	18,207	13,029
BlackRock Impact U.S. Equity Fund	May	13,107	N/A
BlackRock International Opportunities Portfolio	Sep	15,177	17,023
BlackRock Macro Themes Fund(16)	Jul	430	0
BlackRock Managed Volatility Portfolio	Sep	13,107	15,011
BlackRock Mid-Cap Growth Equity Portfolio	Sep	13,107	12,850
BlackRock Midcap Index Fund(16)	Jul	0	N/A
BlackRock Money Market Portfolio	Mar	9,792	9,600
BlackRock MSCI Asia ex Japan Index Fund(16)	Jul	0	N/A
BlackRock MSCI World Index Fund(16)	Jul	0	N/A
BlackRock Municipal Money Market Portfolio	Mar	10,812	10,600
BlackRock Multi-Asset Real Return Fund	Jul	15,657	15,350
BlackRock Multi-Manager Alternative Strategies Fund	Aug	30,000	15,350
BlackRock New Jersey Municipal Money Market Portfolio	Mar	10,812	10,600
BlackRock North Carolina Municipal Money Market Portfolio	Mar	10,812	10,600

		Aggregate Non-Audit Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Ohio Municipal Money Market Portfolio	Mar	10,812	10,600
BlackRock Pennsylvania Municipal Money Market Portfolio	Mar	10,812	10,600
BlackRock Real Estate Securities Fund	Jan	13,107	12,850
BlackRock Science & Technology Opportunities Portfolio	Sep	13,107	12,850
BlackRock Short Obligations Fund(16)	Jul	430	1,250
BlackRock Small Cap Growth Equity Portfolio	Sep	13,107	12,850
BlackRock Small/Mid Cap Index Fund(16)	Jul	0	N/A
BlackRock Strategic Risk Allocation Fund	Jul	13,107	12,850
BlackRock Total Stock Market Index Fund(16)	Jul	0	N/A
BlackRock U.S. Opportunities Portfolio	Sep	13,107	12,850
BlackRock U.S. Treasury Money Market Portfolio	Mar	9,792	9,600
BlackRock Ultra-Short Obligations Fund(16)	Jul	430	1,250
BlackRock Virginia Municipal Money Market Portfolio	Mar	10,812	10,600
BlackRock Funds III
BlackRock LifePath® Retirement Fund	Dec	7,566	7,566
BlackRock LifePath® 2020 Fund	Dec	7,566	7,566
BlackRock LifePath® 2025 Fund	Dec	7,566	7,566
BlackRock LifePath® 2030 Fund	Dec	7,566	7,566
BlackRock LifePath® 2035 Fund	Dec	7,566	7,566
BlackRock LifePath® 2040 Fund	Dec	7,566	7,566
BlackRock LifePath® 2045 Fund	Dec	7,566	7,566
BlackRock LifePath® 2050 Fund	Dec	7,566	7,566
BlackRock LifePath® 2055 Fund	Dec	7,566	7,566
BlackRock LifePath® Index Retirement Fund	Dec	7,566	7,566
BlackRock LifePath® Index 2020 Fund	Dec	7,566	7,566
BlackRock LifePath® Index 2025 Fund	Dec	7,566	7,566
BlackRock LifePath® Index 2030 Fund	Dec	7,566	7,566
BlackRock LifePath® Index 2035 Fund	Dec	7,566	7,566
BlackRock LifePath® Index 2040 Fund	Dec	7,566	7,566
BlackRock LifePath® Index 2045 Fund	Dec	7,566	7,566
BlackRock LifePath® Index 2050 Fund	Dec	7,566	7,566
BlackRock LifePath® Index 2055 Fund	Dec	7,566	7,566
BlackRock Cash Funds: Institutional	Dec	2,425	2,425
BlackRock Cash Funds: Prime	Dec	2,425	2,425
BlackRock Cash Funds: Treasury	Dec	2,425	2,425
BlackRock U.S. Total Bond Index Fund	Dec	7,566	7,566
BlackRock S&P 500 Index Fund	Dec	7,566	7,566
BlackRock CoreAlpha Bond Fund	Dec	7,566	7,566
BlackRock Total International ex U.S. Index Fund	Dec	7,566	7,566
BlackRock Large Cap Index Fund	Dec	7,566	7,566
BlackRock Disciplined International Fund	Dec	7,566	N/A
BlackRock Index Funds, Inc.
BlackRock International Index Fund	Dec	9,282	9,100
BlackRock Small Cap Index Fund	Dec	11,424	11,200
BlackRock Large Cap Series Funds, Inc.
BlackRock Large Cap Core Fund	Sep	13,107	12,850
BlackRock Event Driven Equity Fund	Sep	13,107	7,100
BlackRock Large Cap Growth Fund	Sep	13,107	12,850

		Aggregate Non-Audit Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Large Cap Value Fund	Sep	13,107	12,850
BlackRock Large Cap Value Retirement Portfolio	Sep	13,107	12,850
BlackRock Latin America Fund, Inc.	Oct	14,127	13,850
BlackRock Liquidity Funds
California Money Fund	Oct	10,812	10,600
Federal Trust Fund	Oct	9,792	9,600
FedFund	Oct	14,292	14,100
MuniCash	Oct	10,812	10,600
MuniFund	Oct	10,812	10,600
New York Money Fund	Oct	10,812	10,600
TempCash	Oct	9,792	9,600
TempFund	Oct	14,292	14,100
T-Fund	Oct	9,792	9,600
Treasury Trust Fund	Oct	9,792	9,600
BlackRock Master LLC
BlackRock Master International Portfolio(17)	Oct	0	0
BlackRock Master Small Cap Growth Portfolio(17)	May	0	0
BlackRock Pacific Fund, Inc.	Dec	14,283	16,011
BlackRock Series, Inc.
BlackRock International Fund	Oct	14,127	9,700
BlackRock Small Cap Growth Fund II	May	13,107	12,850
Funds For Institutions Series
FFI Government Fund	Apr	9,792	9,600
FFI Institutional Fund(10)	Apr	9,792	9,600
FFI Institutional Tax-Exempt Fund	Apr	10,812	10,600
FFI Premier Institutional Fund(11)	Apr	9,792	9,600
FFI Select Institutional Fund(12)	Apr	9,792	9,600
FFI Treasury Fund	Apr	9,792	9,600
Master Government Securities LLC	Mar	13,260	13,000
Master Institutional Money Market LLC
Master Institutional Portfolio(13)	Apr	13,260	13,000
Master Institutional Tax-Exempt Portfolio	Apr	13,260	13,000
Master Premier Institutional Portfolio(14)	Apr	13,260	13,000
Master Investment Portfolio
Prime Money Market Master Portfolio	Dec	4,063	3,633
Money Market Master Portfolio	Dec	4,063	3,633
International Tilts Master Portfolio	Dec	15,556	15,126
Treasury Money Market Master Portfolio	Dec	4,063	3,633
LifePath® Retirement Master Portfolio	Dec	13,549	13,119
LifePath® 2020 Master Portfolio	Dec	13,549	13,119
LifePath® 2025 Master Portfolio	Dec	13,549	13,119
LifePath® 2030 Master Portfolio	Dec	13,549	13,119
LifePath® 2035 Master Portfolio	Dec	13,549	13,119
LifePath® 2040 Master Portfolio	Dec	13,549	13,119
LifePath® 2045 Master Portfolio	Dec	13,549	13,119
LifePath® 2050 Master Portfolio	Dec	13,549	13,119
LifePath® 2055 Master Portfolio	Dec	13,549	13,119
LifePath® Index Retirement Master Portfolio	Dec	13,119	13,119

		Aggregate Non-Audit Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
LifePath Index 2020 Master Portfolio	Dec	13,119	13,119
LifePath Index 2025 Master Portfolio	Dec	13,119	13,119
LifePath Index 2030 Master Portfolio	Dec	13,119	13,119
LifePath Index 2035 Master Portfolio	Dec	13,119	13,119
LifePath Index 2040 Master Portfolio	Dec	13,119	13,119
LifePath Index 2045 Master Portfolio	Dec	13,119	13,119
LifePath Index 2050 Master Portfolio	Dec	13,119	13,119
LifePath Index 2055 Master Portfolio	Dec	13,119	13,119
Active Stock Master Portfolio	Dec	20,161	20,161
CoreAlpha Bond Master Portfolio	Dec	20,591	20,161
S&P 500 Index Master Portfolio	Dec	15,556	15,126
U.S. Total Bond Index Master Portfolio	Dec	15,556	15,126
Total International ex U.S. Index Master Portfolio	Dec	15,126	15,126
Large Cap Index Master Portfolio	Dec	15,126	15,126
Master Large Cap Series LLC
Master Large Cap Core Portfolio	Sep	13,515	13,250
Master Large Cap Growth Portfolio	Sep	13,515	13,250
Master Large Cap Value Portfolio	Sep	13,515	13,250
Master Money LLC	Mar	13,260	13,000
Master Tax-Exempt LLC	Mar	13,260	13,000
Master Treasury LLC	Mar	13,260	13,000
Quantitative Master Series LLC
Master Extended Market Index Series	Dec	13,260	13,000
Master International Index Series	Dec	19,340	19,000
Master Small Cap Index Series	Dec	19,340	19,000
Ready Assets Prime Money Fund (15)	Apr	9,792	9,600
Ready Assets U.S.A. Government Money Fund	Apr	9,792	9,600
Ready Assets U.S. Treasury Money Fund	Apr	9,792	9,600
Retirement Series Trust
Retirement Reserves Money Fund	Apr	9,792	9,600

[1]	Information provided for the period May 19, 2015 (commencement of operations) through the fund’s fiscal year end of December 31, 2015.
[2]	Information provided for the period August 13, 2015 (commencement of operations) through the fund’s fiscal year end of January 31, 2016.
[3]	Information provided for the period October 5, 2015 (commencement of operations) through the fund’s fiscal year end of May 31, 2016.
[4]	Information provided for the period May 13, 2015 (commencement of operations) through the fund’s fiscal year end of July 31, 2015.
[5]	Information provided for the period June 9, 2015 (commencement of operations) through the fund’s fiscal year end of July 31, 2015.
[6]	Information provided for the period June 1, 2015 (commencement of operations) through the fund’s fiscal year end of July 31, 2015.
[7]	Information provided for the period August 13, 2015 (commencement of operations) through the fund’s fiscal year end of July 31, 2016.
[8]	Information provided for the period August 13, 2015 (commencement of operations) through the fund’s fiscal year end of July 31, 2016.
[9]	Information provided for the period September 9, 2105 (commencement of operations) through the fund’s fiscal year end of December 31, 2015.
[10]	To be renamed BlackRock Government Institutional Fund effective January 4, 2016.
[11]	To be renamed BlackRock Premier Government Institutional Fund effective January 4, 2016
[12]	To be renamed BlackRock Select Government Institutional Fund effective January 4, 2016.

[13]	To be renamed Master Government Institutional Portfolio effective January 4, 2016.
[14]	To be renamed Master Premier Government Institutional Portfolio effective January 4, 2016.
[15]	To be renamed Ready Assets Government Liquidity Fund effective January 4, 2016.
[16]	Tax services are not provided by the fund’s independent registered public accounting firm.
[17]	Master does not require tax services.

Aggregate non-audit fees for services provided to each Fund and its Affiliated Service Providers, regardless of whether pre-approval was required**:

			Audit-Related Fees		Tax Fees		All Other Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BBIF Government Securities Fund	D&T	Mar	2,836,000	3,155,000	9,792	9,600	0	0
BBIF Money Fund	D&T	Mar	2,836,000	3,155,000	9,792	9,600	0	0
BBIF Tax-Exempt Fund	D&T	Mar	2,836,000	3,155,000	10,812	10,600	0	0
BBIF Treasury Fund	D&T	Mar	2,836,000	3,155,000	9,792	9,600	0	0
BIF Government Securities Fund	D&T	Mar	2,836,000	3,155,000	9,792	9,600	0	0
BIF Money Fund	D&T	Mar	2,836,000	3,155,000	9,792	9,600	0	0
BIF Multi-State Municipal Series Trust
BIF California Municipal Money Fund	D&T	Mar	2,836,000	3,155,000	10,812	10,600	0	0
BIF Connecticut Municipal Money Fund	D&T	Mar	2,836,000	3,155,000	10,812	10,600	0	0
BIF Massachusetts Municipal Money Fund	D&T	Mar	2,836,000	3,155,000	10,812	10,600	0	0
BIF New Jersey Municipal Money Fund	D&T	Mar	2,836,000	3,155,000	10,812	10,600	0	0
BIF New York Municipal Money Fund	D&T	Mar	2,836,000	3,155,000	10,812	10,600	0	0
BIF Ohio Municipal Money Fund	D&T	Mar	2,836,000	3,155,000	10,812	10,600	0	0

			Audit-Related Fees			Tax Fees			All Other Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*
BIF Tax-Exempt Fund	D&T	Mar	2,836,000		3,155,000	10,812		10,600	0		0
BIF Treasury Fund	D&T	Mar	2,836,000		3,155,000	9,792		9,600	0		0
BlackRock Emerging Markets Fund, Inc.	D&T	Oct	2,836,000		3,155,000	14,283		16,011	0		0
BlackRock Financial Institutions Series Trust
BlackRock Summit Cash Reserves Fund	D&T	Apr	2,836,000		3,155,000	9,792		9,600	0		0
BlackRock Funds
BlackRock All-Cap Energy & Resources Portfolio	D&T	Sep	2,836,000		3,155,000	13,107		12,850	0		0
BlackRock Alternative Capital Strategies Fund	PwC	Dec	0	(1)	N/A	1,575,263	(1)	N/A	0	(1)	N/A
BlackRock Commodity Strategies Fund	PwC	Jul	0		0	1,575,263		0	430		0
BlackRock Developed Real Estate Index Fund	PwC	Jan	0	(2)	N/A	0	(2)	N/A	0	(2)	N/A
BlackRock Disciplined Small Cap Core Fund	D&T	May	2,836,000		3,155,000	13,107		12,850	0		0
BlackRock Emerging Market Allocation Portfolio	D&T	Oct	2,836,000		3,155,000	20,000		15,350	0		0

			Audit-Related Fees			Tax Fees			All Other Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*
BlackRock Emerging Markets Dividend Fund	D&T	Sep	2,836,000		3,155,000	14,127		13,850	0		0
BlackRock Emerging Markets Long/Short Equity Fund	PwC	Jul	0		0	0		0	430		0
BlackRock Energy & Resources Portfolio	D&T	Sep	2,836,000		3,155,000	13,107		12,850	0		0
BlackRock Exchange Portfolio	D&T	Dec	2,836,000		3,155,000	12,852		12,600	0		0
BlackRock Flexible Equity Fund	D&T	Sep	2,836,000		3,155,000	13,107		12,850	0		0
BlackRock Global Long/Short Credit Fund	PwC	Jul	0		0	1,575,263		0	430		0
BlackRock Global Long/Short Equity Fund	PwC	Jul	0		0	1,575,263		0	430		0
BlackRock Global Opportunities Portfolio	D&T	Sep	2,836,000		3,155,000	15,215		16,010	0		0
BlackRock Health Sciences Opportunities Portfolio	D&T	Sep	2,836,000		3,155,000	18,207		13,029	0		0
BlackRock Impact U.S. Equity Fund	D&T	May	2,836,000	(3)	N/A	13,107	(3)	N/A	0	(3)	N/A
BlackRock International Opportunities Portfolio	D&T	Sep	2,836,000		3,155,000	15,177		17,023	0		0

			Audit-Related Fees			Tax Fees			All Other Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*
BlackRock Macro Themes Fund	PwC	Jul	0		0	1,575,263		0	430		0
BlackRock Managed Volatility Portfolio	D&T	Sep	2,836,000		3,155,000	13,107		15,011	0		0
BlackRock Mid-Cap Growth Equity Portfolio	D&T	Sep	2,836,000		3,155,000	13,107		12,850	0		0
BlackRock Midcap Index Fund	PwC	Jul	0	(4)	N/A	0	(4)	N/A	0	(4)	N/A
BlackRock Money Market Portfolio	D&T	Mar	2,836,000		3,155,000	9,792		9,600	0		0
BlackRock MSCI Asia ex Japan Index Fund	PwC	Jul	0	(5)	N/A	0	(5)	N/A	0	(5)	N/A
BlackRock MSCI World Index Fund	PwC	Jul	0	(6)	N/A	0	(6)	N/A	0	(6)	N/A
BlackRock Municipal Money Market Portfolio	D&T	Mar	2,836,000		3,155,000	10,812		10,600	0		0
BlackRock Multi-Asset Real Return Fund	D&T	Jul	2,836,000		3,155,000	15,657		15,350	0		0
BlackRock Multi-Manager Alternative Strategies Fund	D&T	Aug	2,836,000		3,155,000	30,000		15,350	0		0

			Audit-Related Fees			Tax Fees			All Other Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*
BlackRock New Jersey Municipal Money Market Portfolio	D&T	Mar	2,836,000		3,155,000	10,812		10,600	0		0
BlackRock North Carolina Municipal Money Market Portfolio	D&T	Mar	2,836,000		3,155,000	10,812		10,600	0		0
BlackRock Ohio Municipal Money Market Portfolio	D&T	Mar	2,836,000		3,155,000	10,812		10,600	0		0
BlackRock Pennsylvania Municipal Money Market Portfolio	D&T	Mar	2,836,000		3,155,000	10,812		10,600	0		0
BlackRock Real Estate Securities Fund	D&T	Jan	2,836,000		3,155,000	13,107		12,850	0		0
BlackRock Science & Technology Opportunities Portfolio	D&T	Sep	2,836,000		3,155,000	13,107		12,850	0		0
BlackRock Short Obligations Fund	PwC	Jul	0		1,250	0		0	430		0
BlackRock Small Cap Growth Equity Portfolio	D&T	Sep	2,836,000		3,155,000	13,107		12,850	0		0
BlackRock Small/Mid Cap Index Fund	PwC	Jul	0	(7)	N/A	0	(7)	N/A	0	(7)	N/A

			Audit-Related Fees			Tax Fees			All Other Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*
BlackRock Strategic Risk Allocation Fund	D&T	Jul	2,836,000		3,155,000	13,107		12,850	0		0
BlackRock Total Stock Market Index Fund	PwC	Jul	0	(8)	N/A	0	(8)	N/A	0	(8)	N/A
BlackRock U.S. Opportunities Portfolio	D&T	Sep	2,836,000		3,155,000	13,107		12,850	0		0
BlackRock U.S. Treasury Money Market Portfolio	D&T	Mar	2,836,000		3,155,000	9,792		9,600	0		0
BlackRock Ultra-Short Obligations Fund	PwC	Jul	0		1,250	0		0	430		0
BlackRock Virginia Municipal Money Market Portfolio	D&T	Mar	2,836,000		3,155,000	10,812		10,600	0		0
BlackRock Funds III
BlackRock LifePath Retirement Fund	PwC	Dec	0		0	7,566		7,566	0		0
BlackRock LifePath 2020 Fund	PwC	Dec	0		0	7,566		7,566	0		0
BlackRock LifePath 2025 Fund	PwC	Dec	0		0	7,566		7,566	0		0
BlackRock LifePath 2030 Fund	PwC	Dec	0		0	7,566		7,566	0		0

			Audit-Related Fees		Tax Fees		All Other Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*
BlackRock LifePath 2035 Fund	PwC	Dec	0	0	7,566	7,566	0	0
BlackRock LifePath 2040 Fund	PwC	Dec	0	0	7,566	7,566	0	0
BlackRock LifePath 2045 Fund	PwC	Dec	0	0	7,566	7,566	0	0
BlackRock LifePath 2050 Fund	PwC	Dec	0	0	7,566	7,566	0	0
BlackRock LifePath 2055 Fund	PwC	Dec	0	0	7,566	7,566	0	0
BlackRock LifePath Index Retirement Fund	PwC	Dec	0	0	7,566	7,566	0	0
BlackRock LifePath Index 2020 Fund	PwC	Dec	0	0	7,566	7,566	0	0
BlackRock LifePath Index 2025 Fund	PwC	Dec	0	0	7,566	7,566	0	0
BlackRock LifePath Index 2030 Fund	PwC	Dec	0	0	7,566	7,566	0	0
BlackRock LifePath Index 2035 Fund	PwC	Dec	0	0	7,566	7,566	0	0
BlackRock LifePath Index 2040 Fund	PwC	Dec	0	0	7,566	7,566	0	0

			Audit-Related Fees		Tax Fees		All Other Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*
BlackRock LifePath Index 2045 Fund	PwC	Dec	0	0	7,566	7,566	0	0
BlackRock LifePath Index 2050 Fund	PwC	Dec	0	0	7,566	7,566	0	0
BlackRock LifePath Index 2055 Fund	PwC	Dec	0	0	7,566	7,566	0	0
BlackRock Cash Funds: Institutional	PwC	Dec	0	0	2,425	2,425	0	0
BlackRock Cash Funds: Prime	PwC	Dec	0	0	2,425	2,425	0	0
BlackRock Cash Funds: Treasury	PwC	Dec	0	0	2,425	2,425	0	0
BlackRock U.S. Total Bond Index Fund	PwC	Dec	0	0	7,566	7,566	0	0
BlackRock S&P 500 Index Fund	PwC	Dec	0	0	7,566	7,566	0	0
BlackRock CoreAlpha Bond Fund	PwC	Dec	0	0	1,582,829	7,566	0	0
BlackRock Total International ex U.S. Index Fund	PwC	Dec	0	0	7,566	7,566	0	0
BlackRock Large Cap Index Fund	PwC	Dec	0	0	7,566	7,566	0	0

			Audit-Related Fees			Tax Fees			All Other Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)*
BlackRock Disciplined International Fund	PwC	Dec	0	(9)	N/A	7,566	(9)	N/A	0	(9)	N/A
BlackRock Index Funds, Inc.
BlackRock International Index Fund	D&T	Dec	2,836,000		3,155,000	9,282		9,100	0		0
BlackRock Small Cap Index Fund	D&T	Dec	2,836,000		3,155,000	11,424		11,200	0		0
BlackRock Large Cap Series Funds, Inc.
BlackRock Large Cap Core Fund	D&T	Sep	2,836,000		3,155,000	13,107		12,850	0		0
BlackRock Event Driven Equity Fund	D&T	Sep	2,836,000		3,155,000	13,107		7,100	0		0
BlackRock Large Cap Growth Fund	D&T	Sep	2,836,000		3,155,000	13,107		12,850	0		0
BlackRock Large Cap Value Fund	D&T	Sep	2,836,000		3,155,000	13,107		12,850	0		0
BlackRock Large Cap Value Retirement Portfolio	D&T	Sep	2,836,000		3,155,000	13,107		12,850	0		0
BlackRock Latin America Fund, Inc.	D&T	Oct	2,836,000		3,155,000	14,127		13,850	0		0

			Audit-Related Fees		Tax Fees		All Other Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*
BlackRock Liquidity Funds
California Money Fund	D&T	Oct	2,836,000	3,155,000	10,812	10,600	0	0
Federal Trust Fund	D&T	Oct	2,836,000	3,155,000	9,792	9,600	0	0
FedFund	D&T	Oct	2,840,500	3,159,500	9,792	9,600	0	0
MuniCash	D&T	Oct	2,836,000	3,155,000	10,812	10,600	0	0
MuniFund	D&T	Oct	2,836,000	3,155,000	10,812	10,600	0	0
New York Money Fund	D&T	Oct	2,836,000	3,155,000	10,812	10,600	0	0
TempCash	D&T	Oct	2,836,000	3,155,000	9,792	9,600	0	0
TempFund	D&T	Oct	2,840,500	3,159,500	9,792	9,600	0	0
T-Fund	D&T	Oct	2,836,000	3,155,000	9,792	9,600	0	0
Treasury Trust Fund	D&T	Oct	2,836,000	3,155,000	9,792	9,600	0	0
BlackRock Master LLC
BlackRock Master International Portfolio	D&T	Oct	2,836,000	3,155,000	0	0	0	0
BlackRock Master Small Cap Growth Portfolio	D&T	May	2,836,000	3,155,000	0	0	0	0
BlackRock Pacific Fund, Inc.	D&T	Dec	2,836,000	3,155,000	14,283	16,011	0	0
BlackRock Series, Inc.
BlackRock International Fund	D&T	Oct	2,836,000	3,155,000	14,127	9,700	0	0
BlackRock Small Cap Growth Fund II	D&T	May	2,836,000	3,155,000	13,107	12,850	0	0
Funds For Institutions Series
FFI Government Fund	D&T	Apr	2,836,000	3,155,000	9,792	9,600	0	0

			Audit-Related Fees		Tax Fees		All Other Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*
FFI Institutional Fund(10)	D&T	Apr	2,836,000	3,155,000	9,792	9,600	0	0
FFI Institutional Tax-Exempt Fund	D&T	Apr	2,836,000	3,155,000	10,812	10,600	0	0
FFI Premier Institutional Fund(11)	D&T	Apr	2,836,000	3,155,000	9,792	9,600	0	0
FFI Select Institutional Fund(12)	D&T	Apr	2,836,000	3,155,000	9,792	9,600	0	0
FFI Treasury Fund	D&T	Apr	2,836,000	3,155,000	9,792	9,600	0	0
Master Government Securities LLC	D&T	Mar	2,836,000	3,155,000	13,260	13,000	0	0
Master Institutional Money Market LLC
Master Institutional Portfolio(13)	D&T	Apr	2,836,000	3,155,000	13,260	13,000	0	0
Master Institutional Tax-Exempt Portfolio	D&T	Apr	2,836,000	3,155,000	13,260	13,000	0	0
Master Premier Institutional Portfolio(14)	D&T	Apr	2,836,000	3,155,000	13,260	13,000	0	0
Master Investment Portfolio
Prime Money Market Master Portfolio	PwC	Dec	0	0	3,633	3,633	430	0
Money Market Master Portfolio	PwC	Dec	0	0	3,633	3,633	430	0

			Audit-Related Fees		Tax Fees		All Other Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*
International Tilts Master Portfolio	PwC	Dec	0	0	15,126	15,126	430	0
Treasury Money Market Master Portfolio	PwC	Dec	0	0	3,633	3,633	430	0
LifePath Retirement Master Portfolio	PwC	Dec	0	0	13,119	13,119	430	0
LifePath 2020 Master Portfolio	PwC	Dec	0	0	13,119	13,119	430	0
LifePath 2025 Master Portfolio	PwC	Dec	0	0	13,119	13,119	430	0
LifePath 2030 Master Portfolio	PwC	Dec	0	0	13,119	13,119	430	0
LifePath 2035 Master Portfolio	PwC	Dec	0	0	13,119	13,119	430	0
LifePath 2040 Master Portfolio	PwC	Dec	0	0	13,119	13,119	430	0
LifePath 2045 Master Portfolio	PwC	Dec	0	0	13,119	13,119	430	0
LifePath 2050 Master Portfolio	PwC	Dec	0	0	13,119	13,119	430	0
LifePath 2055 Master Portfolio	PwC	Dec	0	0	13,119	13,119	430	0
LifePath Index Retirement Master Portfolio	PwC	Dec	0	0	13,119	13,119	0	0

			Audit-Related Fees		Tax Fees		All Other Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*
LifePath Index 2020 Master Portfolio	PwC	Dec	0	0	13,119	13,119	0	0
LifePath Index 2025 Master Portfolio	PwC	Dec	0	0	13,119	13,119	0	0
LifePath Index 2030 Master Portfolio	PwC	Dec	0	0	13,119	13,119	0	0
LifePath Index 2035 Master Portfolio	PwC	Dec	0	0	13,119	13,119	0	0
LifePath Index 2040 Master Portfolio	PwC	Dec	0	0	13,119	13,119	0	0
LifePath Index 2045 Master Portfolio	PwC	Dec	0	0	13,119	13,119	0	0
LifePath Index 2050 Master Portfolio	PwC	Dec	0	0	13,119	13,119	0	0
LifePath Index 2055 Master Portfolio	PwC	Dec	0	0	13,119	13,119	0	0
Active Stock Master Portfolio	PwC	Dec	0	0	20,161	20,161	0	0
CoreAlpha Bond Master Portfolio	PwC	Dec	0	0	1,595,424	20,161	430	0
S&P 500 Index Master Portfolio	PwC	Dec	0	0	15,126	15,126	430	0

			Audit-Related Fees		Tax Fees		All Other Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*
U.S. Total Bond Index Master Portfolio	PwC	Dec	0	0	15,126	15,126	430	0
Total International ex U.S. Index Master Portfolio	PwC	Dec	0	0	15,126	15,126	0	0
Large Cap Index Master Portfolio	PwC	Dec	0	0	15,126	15,126	0	0
Master Large Cap Series LLC
Master Large Cap Core Portfolio	D&T	Sep	2,836,000	3,155,000	13,515	13,250	0	0
Master Large Cap Growth Portfolio	D&T	Sep	2,836,000	3,155,000	13,515	13,250	0	0
Master Large Cap Value Portfolio	D&T	Sep	2,836,000	3,155,000	13,515	13,250	0	0
Master Money LLC	D&T	Mar	2,836,000	3,155,000	13,260	13,000	0	0
Master Tax-Exempt LLC	D&T	Mar	2,836,000	3,155,000	13,260	13,000	0	0
Master Treasury LLC	D&T	Mar	2,836,000	3,155,000	13,260	13,000	0	0
Quantitative Master Series LLC
Master Extended Market Index Series	D&T	Dec	2,836,000	3,155,000	13,260	13,000	0	0
Master International Index Series	D&T	Dec	2,838,000	3,157,000	17,340	17,000	0	0

			Audit-Related Fees		Tax Fees		All Other Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Master Small Cap Index Series	D&T	Dec	2,838,000	3,157,000	17,340	17,000	0	0
Ready Assets Prime Money Fund(15)	D&T	Apr	2,836,000	3,155,000	9,792	9,600	0	0
Ready Assets U.S.A. Government Money Fund	D&T	Apr	2,836,000	3,155,000	9,792	9,600	0	0
Ready Assets U.S. Treasury Money Fund	D&T	Apr	2,836,000	3,155,000	9,792	9,600	0	0
Retirement Series Trust
Retirement Reserves Money Fund	D&T	Apr	2,836,000	3,155,000	9,792	9,600	0	0

*	“D&T” refers to Deloitte & Touche LLP, and “PwC” refers to PricewaterhouseCoopers LLP.
**	All non-audit fees included in this table were required to be approved by the applicable Fund’s audit committee.
[1]	Information provided for the period May 19, 2015 (commencement of operations) through the fund’s fiscal year end of December 31, 2015.
[2]	Information provided for the period August 13, 2015 (commencement of operations) through the fund’s fiscal year end of January 31, 2016.
[3]	Information provided for the period October 5, 2015 (commencement of operations) through the fund’s fiscal year end of May 31, 2016.
[4]	Information provided for the period May 13, 2015 (commencement of operations) through the fund’s fiscal year end of July 31, 2015.
[5]	Information provided for the period June 9, 2015 (commencement of operations) through the fund’s fiscal year end of July 31, 2015.
[6]	Information provided for the period June 1, 2015 (commencement of operations) through the fund’s fiscal year end of July 31, 2015.
[7]	Information provided for the period August 13, 2015 (commencement of operations) through the fund’s fiscal year end of July 31, 2016.
[8]	Information provided for the period August 13, 2015 (commencement of operations) through the fund’s fiscal year end of July 31, 2016.
[9]	Information provided for the period September 9, 2015 (commencement of operations) through the fund’s fiscal year end of December 31, 2015.
[10]	To be renamed BlackRock Government Institutional Fund effective January 4, 2016.
[11]	To be renamed BlackRock Premier Government Institutional Fund effective January 4, 2016
[12]	To be renamed BlackRock Select Government Institutional Fund effective January 4, 2016.
[13]	To be renamed Master Government Institutional Portfolio effective January 4, 2016.
[14]	To be renamed Master Premier Government Institutional Portfolio effective January 4, 2016.
[15]	To be renamed Ready Assets Government Liquidity Fund effective January 4, 2016.

Appendix J – 5% Beneficial Share Ownership

As of December 11, 2015, to the best knowledge of each Fund, the following persons beneficially owned more than 5% of the outstanding shares of the class of the Funds indicated:

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BBIF Government Securities Fund
BBIF Government Securities Fund – Class 1	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	5,812,747	100.00%

BBIF Government Securities Fund – Class 2	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	13,794,184	100.00%

BBIF Government Securities Fund – Class 3	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	64,395,278	100.00%

BBIF Government Securities Fund – Class 4	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	75,150,404	100.00%

BBIF Money Fund
BBIF Money Fund – Class 1	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	215,241,828	100.00%

BBIF Money Fund – Class 2	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	281,654,312	100.00%

BBIF Money Fund – Class 3	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	676,707,293	100.00%

BBIF Money Fund – Class 4	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,301,847,976	100.00%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BBIF Tax-Exempt Fund
BBIF Tax-Exempt Fund – Class 1	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	15,748,473	100.00%

BBIF Tax-Exempt Fund – Class 2	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	35,252,732	100.00%

BBIF Tax-Exempt Fund – Class 3	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	117,294,730	100.00%

BBIF Tax-Exempt Fund – Class 4	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	224,804,257	100.00%

BBIF Treasury Fund
BBIF Treasury Fund – Class 1	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	12,836,550	100.00%

BBIF Treasury Fund – Class 2	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	39,609,499	100.00%

BBIF Treasury Fund – Class 3	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	185,397,118	100.00%

BBIF Treasury Fund – Class 4	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	600,010,734	100.00%

BIF Government Securities Fund	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-648	188,206,369	100.00%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

BIF Money Fund	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	5,040,989,532	99.99%

BIF Multi-State Municipal Series Trust
BIF CA Municipal Money Fund	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	650,771,505	100.00%

BIF CT Municipal Money Fund	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	102,939,551	100.00%

BIF MA Municipal Money Fund	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	77,336,098	100.00%

BIF NJ Municipal Money Fund	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	289,486,072	96.01%

BIF NY Municipal Money Fund	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	522,219,847	88.16%

BIF OH Municipal Money Fund	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	79,939,468	100.00%

BIF Tax-Exempt Fund	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	2,570,657,687	100.00%

BIF Treasury Fund	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,071,685,983	100.00%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Emerging Markets Fund, Inc.
BlackRock Emerging Markets Fund, Inc. – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	2,091,455	22.12%

	AUGUSTA HEALTH CARE INC 55 E 52ND ST NEW YORK NY 10055-0000	505,855	5.35%

	BLACKROCK FUNDS LLC LIFEPATH MASTER 2020 PORTFOLIO 400 HOWARD STREET SAN FRANCISCO CA 94105-2618	1,040,413	11.00%

	BLACKROCK FUNDS LLC LIFEPATH MASTER 2030 PORTFOLIO 400 HOWARD STREET SAN FRANCISCO CA 94105-2618	1,397,219	14.78%

	BLACKROCK FUNDS LLC LIFEPATH MASTER 2040 PORTFOLIO 400 HOWARD STREET SAN FRANCISCO CA 94105-2618	1,390,778	14.71%

	**WELLS FARGO BANK NA FBO FAFC – BLACKROCK GROWTH PORT PO BOX 1533 MINNEAPOLIS MN 55480	942,246	9.96%

BlackRock Emerging Markets Fund, Inc. – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	9,083,57	74.85%

BlackRock Emerging Markets Fund, Inc. – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	7,242,883	88.24%

BlackRock Financial Institutions Series Trust
BlackRock Summit Cash Reserves Fund – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	59,206,277	96.64%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Summit Cash Reserves Fund – Investor B	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	25,340,514	97.95%

BlackRock Funds
BlackRock All-Cap Energy & Resources Portfolio – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	450,438	21.49%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	218,492	10.42%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	279,694	13.35%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	169,206	8.07%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	301,663	14.39%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	213,947	10.21%

BlackRock All-Cap Energy & Resources Portfolio – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	479,590	8.89%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	439,015	8.14%

	**EDWARD D. JONES AND CO. 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	374,459	6.94%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	356,926	6.61%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	777,062	14.40%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	842,662	15.62%

BlackRock All-Cap Energy & Resources Portfolio – Investor B	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	8,952	7.62%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8,400	7.15%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	12,595	10.71%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	21,365	18.18%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	17,408	14.81%

BlackRock All-Cap Energy & Resources Portfolio – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	785,737	22.77%

	**EDWARD D. JONES AND CO. 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	201,246	5.83%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	305,793	8.86%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	473,279	13.72%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	414,631	12.02%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	175,021	5.07%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	290,049	8.41%

BlackRock All-Cap Energy & Resources Portfolio – Service	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	22,144	30.97%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	29,977	41.92%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	4,963	6.94%

BlackRock Alternative Capital Strategies Fund – Institutional	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,497,309	99.80%

BlackRock Alternative Capital Strategies Fund – Investor A	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,001	6.39%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	26,067	83.20%

	CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	3,264	10.42%

BlackRock Alternative Capital Strategies Fund – Investor C	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,000	27.05%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	1,219	16.49%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	4,175	56.46%

BlackRock Commodity Strategies Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,670,296	10.74%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	BLACKROCK FUNDS LLC LIFEPATH MASTER RETIREMENT PORT 400 HOWARD STREET SAN FRANCISCO CA 94105-2618	1,398,485	8.99%

	BLACKROCK FUNDS LLC LIFEPATH MASTER 2020 PORTFOLIO 400 HOWARD STREET SAN FRANCISCO CA 94105-2618	3,067,282	19.72%

	BLACKROCK FUNDS LLC LIFEPATH MASTER 2030 PORTFOLIO 400 HOWARD STREET SAN FRANCISCO CA 94105-2618	2,914,363	18.73%

	BLACKROCK FUNDS LLC LIFEPATH MASTER 2040 PORTFOLIO 400 HOWARD STREET SAN FRANCISCO CA 94105-2618	2,380,874	15.30%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	921,443	5.92%

BlackRock Commodity Strategies Fund – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	212,235	8.64%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	677,874	27.61%

	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	160,518	6.54%

	**EDWARD D. JONES AND CO. 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	219,842	8.95%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	526,115	21.43%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	153,324	6.24%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	243,585	9.92%

BlackRock Commodity Strategies Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	254,683	31.84%

	**EDWARD D. JONES AND CO. 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	96,804	12.10%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	77,097	9.64%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	153,328	19.17%

BlackRock Developed Real Estate Index Fund – Class K	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	496,000	100.00%

BlackRock Developed Real Estate Index Fund – Institutional	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	64,913	97.01%

BlackRock Developed Real Estate Index Fund – Investor A	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,000	79.95%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	502	20.05%

BlackRock Disciplined International Fund – Class K	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	490,000	100.00%

BlackRock Disciplined International Fund – Institutional	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	5,000	100.00%

BlackRock Disciplined International Fund – Investor A	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	5,000	100.00%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Disciplined Small Cap Core Fund – Institutional	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	496,000	93.20%

BlackRock Disciplined Small Cap Core Fund – Investor A	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	149,910	45.39%

	**TD AMERITRADE FBO FBO TDAMERITRADE P.O. BOX 226 OMAHA NE 68103	23,031	6.97%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	102,181	30.94%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	17,433	5.28%

BlackRock Disciplined Small Cap Core Fund – Investor C	BNYM I S TRUST CO CUST ROLLOVER IRA WILLIAM W SLATER MELVIN M SLATER POA 100 BELLEVUE PARKWAY WILMINGTON DE 19809	2,461	6.46%

	DAVID HWANG 100 BELLEVUE PARKWAY WILMINGTON DE 19809	9,280	24.36%

	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,000	5.25%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	9,230	24.23%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	6,001	15.76%

BlackRock Emerging Market Allocation Portfolio – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	480,034	7.65%

	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	5,091,436	81.13%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Emerging Market Allocation Portfolio – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	55,388	24.87%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	28,872	12.96%

	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	13,973	6.27%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	30,976	13.91%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	31,451	14.12%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	28,277	12.70%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	16,642	7.47%

BlackRock Emerging Market Allocation Portfolio – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	49,916	44.89%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	37,583	33.80%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	7,355	6.61%

BlackRock Emerging Markets Dividend Fund – Institutional	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	78,474	30.18%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	156,007	59.99%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Emerging Markets Dividend Fund – Investor A	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	26,875	12.85%

	GERLACH & CO, LLC/CITIBANK OPEN WE0 3800 CITIGROUP CENTER BUILDING B3-14 TAMPA FL 33610	23,000	11.00%

	**EDWARD D. JONES AND CO. 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	37,687	18.02%

	**RAYMOND JAMES 880 CARILLON PARKWAY ST PETERSBURG FL 33716	25,587	12.24%

	**JP MORGAN CLEARING CORP 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	17,202	8.23%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	27,383	13.09%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	18,936	9.05%

BlackRock Emerging Markets Dividend Fund – Investor C	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	3,204	6.29%

	**EDWARD D. JONES AND CO. 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	2,699	5.30%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6,193	12.16%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	8,696	17.08%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	20,136	39.54%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Emerging Markets Long/Short Equity Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	3,627,226	13.30%

	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY MODERATE GLIDEPATH 13-16 YEARS 100 BELLEVUE PARKWAY WILMINGTON DE 19809-3716	2,723,973	9.99%

	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY MODERATE GLIDEPATH 17+ YEARS 100 BELLEVUE PARKWAY WILMINGTON DE 19809-3716	1,952,368	7.16%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	2,647,479	9.71%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	3,687,344	13.52%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	4,666,986	17.11%

BlackRock Emerging Markets Long/Short Equity Fund – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	253,210	14.93%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	238,625	14.07%

	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	232,881	13.73%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	121,009	7.13%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	107,897	6.36%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	251,964	14.86%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	192,484	11.35%

BlackRock Emerging Markets Long/Short Equity Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	126,666	15.41%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	125,767	15.30%

	**RAYMOND JAMES 880 CARILLON PARKWAY ST PETERSBURG FL 33716	58,466	7.11%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	62,567	7.61%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	155,549	18.93%

	**JP MORGAN CLEARING CORP 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	118,380	14.40%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	51,336	6.25%

BlackRock Energy & Resources Portfolio – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	408,191	12.26%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	GOULSTORRS & CO, INC 400 ATLANTIC AVE BOSTON MA 02110	1,702,785	51.16%

	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY GROWTH PORTFOLIO OPTION 100 BELLEVUE PKWY WILMINGTON DE 19809-3716	241,595	7.26%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	170,658	5.13%

BlackRock Energy & Resources Portfolio – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	750,821	8.58%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	643,205	7.35%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	544,519	6.23%

	**LINCOLN NATIONAL LIFE INSURANCE COMPANY 150 N RADNOR CHESTER RD STE C120 RADNOR PA 19087-5248	1,938,804	22.17%

BlackRock Energy & Resources Portfolio – Investor B	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	9,905	13.49%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	4,442	6.05%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	6,718	9.15%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	16,871	22.98%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	7,030	9.57%

BlackRock Energy & Resources Portfolio – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	820,883	27.14%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	224,402	7.42%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	357,937	11.83%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	155,624	5.14%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	358,964	11.87%

BlackRock Exchange Portfolio – BlackRock	**KNOTFLOAT & CO 1200 CROWN COLONY DR QUINCY MA 02169-0938	11,906	5.69%

	SEI PRIVATE TRUST CO C/O MELLON BANK ONE FREEDOM VALLEY DRIVE OAKS PA 19456	10,835	5.18%

	THOMAS B WALKER JR 100 BELLEVUE PARKWAY WILMINGTON DE 19809	11,142	5.32%

BlackRock Flexible Equity Fund – Class R	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	84,979	70.11%

	**MG TRUST COMPANY CUST. FBO MIDSHIP MARINE, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202	13,788	11.38%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN STREET-2901 BOSTON MA 02111	11,145	9.19%

	**CHRISTIAN SOMERS FBO MELROSE NAMEPLATE & LABEL CO. 401(K) PROFIT SHARING PLAN & TRUST 26575 CORPORATE AVE HAYWARD, CA 94545	9,777	8.07%

BlackRock Flexible Equity Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	473,122	14.73%

	**FIDELITY INVESTMENTS INSTITUTIONAL OP CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BEN PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-0000	464,189	14.45%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	477,909	14.88%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	488,159	15.19%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	178,019	5.54%

BlackRock Flexible Equity Fund – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,995,536	6.66%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	4,242,411	14.16%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	1,664,164	5.55%

	**LINCOLN NATIONAL LIFE INSURANCE COMPANY 150 N RADNOR CHESTER RD STE C120 RADNOR PA 19087-5248	2,871,461	9.58%

BlackRock Flexible Equity Fund – Investor B	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	40,601	13.35%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	36,785	12.10%

BlackRock Flexible Equity Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	2,138,451	31.34%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	752,752	11.03%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	778,752	11.41%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	539,474	7.91%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	469,654	6.88%

BlackRock Flexible Equity Fund – Service	BLACKROCK FUNDS MLPF S CUST FPO DAVID G CHERUP IRA PO BOX 8907 WILMINGTON DE 19899-8907	667	7.34%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	892	9.82%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**RAYMOND JAMES 880 CARILLON PARKWAY ST PETERSBURG FL 33716	1,372	15.11%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	2,407	26.51%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	3,544	39.03%

BlackRock Global Long/Short Credit Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	143,731,479	31.83%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	24,858,681	5.50%

	**WELLS FARGO BANK NA FBO PO BOX 1533 MINNEAPOLIS MN 55480	51,687,845	11.45%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	65,859,736	14.58%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	47,428,564	10.50%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	26,756,626	5.93%

BlackRock Global Long/Short Credit Fund – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	6,738,515	9.13%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	10,740,250	14.55%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	16,750,432	22.69%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	3,826,970	5.18%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	16,668,295	22.58%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	6,188,858	8.38%

BlackRock Global Long/Short Credit Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	12,913,538	42.98%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	3,934,912	13.10%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	3,592,753	11.96%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,841,971	6.13%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	1,714,440	5.71%

BlackRock Global Long/Short Equity Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	42,050,111	32.83%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	8,291,639	6.47%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	19,738,207	15.41%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	16,515,296	12.90%

BlackRock Global Long/Short Equity Fund – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,930,842	10.20%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	1,951,740	10.31%

	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	4,607,832	24.34%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,201,664	6.35%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	2,172,225	11.47%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	2,279,365	12.04%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	2,053,686	10.85%

BlackRock Global Long/Short Equity Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	2,226,651	26.76%

	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	615,625	7.40%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,158,557	13.93%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	474,112	5.70%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	758,420	9.12%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	1,688,620	20.30%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	494,670	5.95%

BlackRock Global Opportunities Portfolio – Class R	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	203,828	33.83%

	**STATE STREET BANK AND TRUST AS TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02111	273,417	45.38%

	**RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF P.O. BOX 48529 ATLANTA GA 30362	31,570	5.24%

BlackRock Global Opportunities Portfolio – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	3,195,887	57.44%

	CENTURYLINK-CLARKE M WILLIAMS FDN C/O CENTURYLINK INVESTMENT MGMT CO 1801 CALIFORNIA ST STE 3800 DENVER CO 80202-2612	385,079	6.92%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**RBC CAPITAL MARKETS LLC 60 S 6TH ST MINNEAPOLIS MN 55402-4400	384,239	6.91%

BlackRock Global Opportunities Portfolio – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	7,667,670	61.57%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	678,628	5.45%

BlackRock Global Opportunities Portfolio – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	2,101,407	54.51%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	204,755	5.31%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	632,679	16.41%

BlackRock Health Sciences Opportunities Portfolio – Class R	**VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4774	1,853,071	54.61%

	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	555,133	16.36%

BlackRock Health Sciences Opportunities Portfolio – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	6,989,898	22.14%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	1,989,860	6.30%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,634,810	5.18%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	2,132,630	6.76%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	3,121,056	9.89%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	5,016,980	15.89%

BlackRock Health Sciences Opportunities Portfolio – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	7,558,626	12.14%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	4,288,167	6.89%

	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5,322,753	8.55%

	**EDWARD D. JONES AND CO. 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	4,015,295	6.45%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	8,285,434	13.31%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	6,312,592	10.14%

BlackRock Health Sciences Opportunities Portfolio – Investor B	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	52,207	22.12%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	17,065	7.23%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	13,616	5.77%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	21,324	9.03%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	23,236	9.84%

	**RBC CAPITAL MARKETS LLC 60 S 6TH ST MINNEAPOLIS MN 55402-4400	16,365	6.93%

BlackRock Health Sciences Opportunities Portfolio – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	6,644,235	23.66%

	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,460,018	5.20%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,604,450	5.71%

	**RAYMOND JAMES 880 CARILLON PARKWAY ST PETERSBURG FL 33716	1,533,150	5.46%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	2,366,632	8.43%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	3,377,418	12.03%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,855,580	6.61%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	3,481,840	12.40%

BlackRock Health Sciences Opportunities Portfolio – Service	**TD AMERITRADE FBO FBO TDAMERITRADE P.O. BOX 226 OMAHA NE 68103	79,528	9.83%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	236,977	29.29%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	67,560	8.35%

BlackRock Impact U.S. Equity Fund – Institutional	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	1,995,000	99.99%

BlackRock Impact U.S. Equity Fund – Investor A	**TD AMERITRADE FBO FBO TDAMERITRADE P.O. BOX 226 OMAHA NE 68103	1,505	18.15%

	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,500	30.15%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	4,286	51.70%

BlackRock Impact U.S. Equity Fund – Investor C	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,500	100.00%

BlackRock International Opportunities Portfolio – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,720,515	13.33%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY INTERNATIONAL OPPORTUNITIES OPTION 100 BELLEVUE PARKWAY WILMINGTON DE 19809-3716	1,580,167	12.24%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,074,250	8.32%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	1,100,436	8.52%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,347,553	10.44%

BlackRock International Opportunities Portfolio – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	3,026,812	21.89%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	931,163	6.73%

	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	962,881	6.96%

	**EDWARD D. JONES AND CO. 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	966,900	6.99%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	870,798	6.30%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	1,147,995	8.30%

BlackRock International Opportunities Portfolio – Investor B	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	8,384	13.16%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT (FBO) CUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	4,606	7.23%

	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	4,817	7.56%

	**CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105	3,799	5.96%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	11,531	18.10%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	8,565	13.45%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	5,168	8.11%

BlackRock International Opportunities Portfolio – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	912,610	25.61%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	207,434	5.82%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	211,627	5.94%

	**RAYMOND JAMES 880 CARILLON PARKWAY ST PETERSBURG FL 33716	262,563	7.37%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	357,326	10.03%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	636,074	17.85%

BlackRock International Opportunities Portfolio – Service	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	248,282	41.41%

	**SAXON & CO. FBO 20-01-302-9912426 VI OMNIBUS ACCOUNT VICA P.O. BOX 7780-1888 PHILADELPHIA PA 19182	48,839	8.15%

	**MASSMUTUAL LIFE INSURANCE COMPANY 1295 STATE ST MIP C105 SPRINGFIELD MA 01111-0001	73,069	12.19%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	106,607	17.78%

BlackRock Macro Themes Fund – Institutional	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,995,000	99.76%

BlackRock Macro Themes Fund – Investor A	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,500	19.83%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	10,010	79.38%

BlackRock Macro Themes Fund – Investor C	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,500	100.00%

BlackRock Managed Volatility Portfolio – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	7,728,249	40.23%

	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY MODERATE GLIDEPATH 13-16 YEARS 100 BELLEVUE PARKWAY WILMINGTON DE 19809-3716	1,922,318	10.01%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY MODERATE PORTFOLIO OPTION 100 BELLEVUE PKWY WILMINGTON DE 19809-3716	983,701	5.12%

	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY GROWTH PORTFOLIO OPTION 100 BELLEVUE PKWY WILMINGTON DE 19809-3716	1,965,577	10.23%

	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY AGRESSIVE GROWTH PORTFOLIO OPTION 100 BELLEVUE PKWY WILMINGTON DE 19809-3716	1,078,186	5.61%

BlackRock Managed Volatility Portfolio – Investor A	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	3,778,603	17.43%

BlackRock Managed Volatility Portfolio – Investor B	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	20,905	9.10%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	12,334	5.37%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	17,988	7.83%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	41,780	18.19%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	14,286	6.22%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Managed Volatility Portfolio – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,218,132	25.84%

	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	258,417	5.48%

	**RAYMOND JAMES 880 CARILLON PARKWAY ST PETERSBURG FL 33716	258,733	5.49%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	609,293	12.93%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	607,885	12.90%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	322,331	6.84%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	297,330	6.31%

BlackRock Managed Volatility Portfolio – Service	**SAXON & CO. P.O. BOX 7780-1888 PHILADELPHIA PA 19182	18,344	13.91%

	**SAXON & CO. P.O. BOX 7780-1888 PHILADELPHIA PA 19182	69,645	52.82%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	7,651	5.80%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	9,129	6.92%

BlackRock Mid-Cap Growth Equity Portfolio – Class R	**HARTFORD LIFE INSURANCE COMPANY PO BOX 2999 HARTFORD CT 06104-2999	61,954	10.65%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	283,293	48.71%

BlackRock Mid-Cap Growth Equity Portfolio – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	884,648	18.49%

	THE WALLACE ALEXANDER GERBODE FOUNDATION 77 VAN NESS AVE STE 200 SAN FRANCISCO CA 94102	279,260	5.84%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	451,602	9.44%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	562,591	11.76%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	641,256	13.41%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	386,680	8.08%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	282,682	5.91%

BlackRock Mid-Cap Growth Equity Portfolio – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,660,662	6.58%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	2,584,598	10.24%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	1,341,339	5.31%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Mid-Cap Growth Equity Portfolio – Investor B	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	10,733	6.26%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	20,905	12.19%

BlackRock Mid-Cap Growth Equity Portfolio – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	995,000	22.73%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	332,907	7.60%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	258,790	5.91%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	501,160	11.45%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	411,384	9.40%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	322,689	7.37%

	**RBC CAPITAL MARKETS LLC 60 S 6TH ST MINNEAPOLIS MN 55402-4400	244,244	5.58%

BlackRock Mid-Cap Growth Equity Portfolio – Service	**TD AMERITRADE FBO FBO TDAMERITRADE P.O. BOX 226 OMAHA NE 68103	77,786	68.74%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	19,717	17.42%

	**RBC CAPITAL MARKETS LLC 60 S 6TH ST MINNEAPOLIS MN 55402-4400	10,239	9.05%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock MidCap Index Fund – Class K	**STRAFE & CO FBO GUIDING EYES FOR THE BLIND, INC P.O. BOX 6924 NEWARK, DE, 19714-6924	494,030	9.85%

BlackRock MidCap Index Fund – Institutional	**JP MORGAN CLEARING CORP 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	207,575,577	98.02%

BlackRock MidCap Index Fund – Investor A	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	10,414	100.00%

BlackRock Money Market Portfolio – Institutional	**PNC BANK SAXON & COMPANY PO BOX 7780-1888 PHILADELPHIA PA 19182	125,982,569	11.79%

	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY MODERATE GLIDEPATH 13-16 YEARS 100 BELLEVUE PARKWAY WILMINGTON DE 19809-3716	140,680,995	13.16%

	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY MODERATE GLIDEPATH 17+ YEARS 100 BELLEVUE PARKWAY WILMINGTON DE 19809-3716	167,943,408	15.71%

	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY MONEY MARKET OPTION 100 BELLEVUE PARKWAY WILMINGTON DE 19809-3716	110,247,669	10.31%

BlackRock Money Market Portfolio – Investor A	**SAXON & CO PO BOX 7780-1888 PHILADELPHIA PA 19182	23,779,323	7.20%

	**EDWARD D. JONES AND CO. 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	19,272,586	5.84%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	19,316,718	5.85%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	139,543,338	42.26%

BlackRock Money Market Portfolio – Investor B	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	201,855	44.60%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	115,521	25.52%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	46,189	10.20%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	31,049	6.86%

BlackRock Money Market Portfolio – Investor C	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	2,901,166	5.90%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	2,649,359	5.39%

	**RAYMOND JAMES 880 CARILLON PARKWAY ST PETERSBURG FL 33716	3,734,103	7.60%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	6,310,607	12.84%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	12,466,700	25.37%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Money Market Portfolio – Service	**PNC BANK SAXON & COMPANY PO BOX 7780-1888 PHILADELPHIA PA 19182	312,123,458	98.44%

BlackRock MSCI Asia ex Japan Index Fund – Class K	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	11,739	100.00%

BlackRock MSCI Asia ex Japan Index Fund – Institutional	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	1,505,527	84.05%

	**STRAFE & CO FBO GREATER CHICAGO FOOD DEPOSITORY P.O. BOX 6924 NEWARK, DE, 19714-6924	275,127	15.36%

BlackRock MSCI World Index Fund – Class K	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	10,487	100.00%

BlackRock MSCI World Index Fund – Institutional	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	1,502,096	25.39%

	**STRAFE & CO FBO JOHN & MARY B GRIER P.O. BOX 6924 NEWARK, DE, 19714-6924	544,070	9.20%

	**STRAFE & CO FBO STEVEN AND MARY READ LIVING TRU P.O. BOX 6924 NEWARK, DE, 19714-6924	309,829	5.24%

BlackRock Multi-Asset Real Return Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	4,431,775	81.55%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	565,033	10.40%

BlackRock Multi-Asset Real Return Fund – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	28,469	7.91%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	32,379	8.99%

	**EDWARD D. JONES AND CO. 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	30,024	8.34%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	106,304	29.52%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	18,089	5.02%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	77,488	21.52%

BlackRock Multi-Asset Real Return Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	15,637	9.24%

	**EDWARD D. JONES AND CO. 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	13,315	7.87%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	74,411	43.97%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	13,445	7.94%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	30,098	17.78%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	10,789	6.38%

BlackRock Multi-Manager Alternative Strategies Fund – Institutional	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	9,980,000	93.82%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Multi-Manager Alternative Strategies Fund – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	12,804	13.33%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	6,512	6.78%

	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	10,000	10.41%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	40,707	42.38%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	15,786	16.44%

BlackRock Multi-Manager Alternative Strategies Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	11,609	16.14%

	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	10,000	13.90%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	46,302	64.37%

BlackRock Municipal Money Market Portfolio – Institutional	**PNC BANK SAXON & COMPANY PO BOX 7780-1888 PHILADELPHIA PA 19182	52,982,419	97.89%

BlackRock Municipal Money Market Portfolio – Investor A	HARRY J CHMELYNSKI AND JOHN D CHMELYNSKI & JOSEPH M AND CHMELYNSKI & HARRY J CHMELYNSKI JT TEN WROS 100 BELLEVUE PARKWAY WILMINGTON, DE 19809	48,187	6.92%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	61,833	8.88%

	**STIFEL NICOLAUS & CO INC 501 NORTH BROADWAY ST LOUIS MO 63102	480,611	69.04%

BlackRock Municipal Money Market Portfolio – Service	**PNC BANK SAXON & COMPANY PO BOX 7780-1888 PHILADELPHIA PA 19182	37,724,530	99.98%

BlackRock New Jersey Municipal Money Market Portfolio – Institutional	RASHI VERMA AND DEEPANKAR SHARMA JTWROS 100 BELLEVUE PARKWAY WILMINGTON, DE 19809	3,005	45.12%

	JEFFREY J WOLFANGER AND SUSAN K WOLFANGER JT TEN WROS 100 BELLEVUE PARKWAY WILMINGTON, DE 19809	342	5.13%

BlackRock New Jersey Municipal Money Market Portfolio – Investor A	DENISE DESANTIS 100 BELLEVUE PARKWAY WILMINGTON, DE 19809	20,029	8.09%

	ANGELO STRACQUATANIO DOROTHY STRACQUATANIO JT TEN 100 BELLEVUE PARKWAY WILMINGTON, DE 19809	212,395	85.77%

BlackRock New Jersey Municipal Money Market Portfolio – Service	**MARIL & CO FBO NF 11270 WEST PARK PLACE STE 400 MILWAUKEE WI 53224	141,275	60.68%

	PAUL DILODOVICO TRST PAUL DILODOVICO LIVING TRUST PO BOX 2313 VINCENTOWN NJ 08088-2313	16,937	7.27%

	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	13,200	5.67%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock North Carolina Municipal Money Market Portfolio – Institutional	**RELIANCE TRUST COMPANY 500 NORTHPARK 1100 ABERNATHY ROAD STE 400 ATLANTA GA 30328	1,311,245	71.63%

	**FIFTH THIRD BANK TTEE FBO ACI CASH SWEEP 5001 KINGSLEY DRIVE CINCINNATI OH 45263	459,131	25.08%

BlackRock North Carolina Municipal Money Market Portfolio – Investor A	CINDY MINEUR CUST TARYN MINEUR UNIF GIFT MIN ACT OK 21 100 BELLEVUE PARKWAY WILLIMINGTON, DE 19809	2,381	100.00%

BlackRock North Carolina Municipal Mm Portfolio – Service	**TRUST COMPANY OF THE SOUTH P O BOX 1898 BURLINGTON NC 27216	1	100.00%

BlackRock Ohio Municipal Money Market Portfolio – Institutional	**PNC BANK SAXON & COMPANY PO BOX 7780-1888 PHILADELPHIA PA 19182	155,460,504	98.71%

BlackRock Ohio Municipal Money Market Portfolio – Investor A	BARNIE W WASHINGTON AND BEVERLY J WASHINGTON 100 BELLEVUE PARKWAY WILMINGTON, DE 19809	5,000	12.20%

	**RAYMOND JAMES 880 CARILLON PARKWAY ST PETERSBURG FL 33716	33,003	80.51%

BlackRock Ohio Municipal Money Market Portfolio – Service	**PNC BANK SAXON & COMPANY PO BOX 7780-1888 PHILADELPHIA PA 19182	4,688,601	100.00%

BlackRock Pennsylvania Municipal Money Market Portfolio – Institutional	**PNC BANK SAXON & COMPANY PO BOX 7780-1888 PHILADELPHIA PA 19182	421,843,386	96.12%

BlackRock Pennsylvania Municipal Money Market Portfolio – Investor A	CATHERINE A LEAHY 100 BELLEVUE PARKWAY WILLMINGTON, DE 19809	15,001	30.87%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	30,093	61.93%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Pennsylvania Municipal Money Market Portfolio – Service	**PNC BANK SAXON & COMPANY PO BOX 7780-1888 PHILADELPHIA PA 19182	8,917,029	100.00%

BlackRock Real Estate Securities Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	57,073	7.12%

	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	517,586	64.60%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	111,890	13.97%

BlackRock Real Estate Securities Fund – Investor A	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	201,695	11.63%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	796,254	45.92%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	146,618	8.45%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	219,710	12.67%

BlackRock Real Estate Securities Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	106,525	40.52%

	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	16,270	6.19%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	16,779	6.38%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	15,247	5.80%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	41,947	15.95%

BlackRock Science & Technology Opportunities Portfolio – Class R	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	152,186	48.96%

BlackRock Science & Technology Opportunities Portfolio – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,341,981	33.74%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	204,838	5.15%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	238,039	5.98%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	657,141	16.52%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	226,732	5.70%

BlackRock Science & Technology Opportunities Portfolio – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	3,523,192	33.39%

	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	919,939	8.72%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	916,074	8.68%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	1,331,542	12.62%

BlackRock Science & Technology Opportunities Portfolio – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,228,161	33.80%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	333,555	9.18%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	240,762	6.63%

	**JP MORGAN CLEARING CORP 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	230,918	6.36%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	192,319	5.29%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	354,929	9.77%

BlackRock Science & Technology Opportunities Portfolio – Service	**TD AMERITRADE FBO FBO TDAMERITRADE P.O. BOX 226 OMAHA NE 68103	15,079	14.94%

	**GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	6,826	6.76%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**MATRIX TRUST COMPANY AS TTEE FBO MOON LAKE ELECTRIC ASSOC INC 401KPP PO BOX 52129 PHOENIX AZ 85072-2129	13,774	13.65%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	6,824	6.76%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	46,492	46.07%

BlackRock Short Obligations Fund – Class K	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	1,500,450	40.87%

	TAUCK INC 10 NORDEN PL NORWALK CT 06855-1454	1,003,080	27.33%

	**SAXON & CO P.O. BOX 7780-1888 PHILADELPHIA PA 19182	1,007,010	27.43%

BlackRock Short Obligations Fund – Institutional	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	1,000,000	97.61%

BlackRock Small Cap Growth Equity Portfolio – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	3,842,466	13.04%

	**FIDELITY INVESTMENTS INSTITUTIONAL OP CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BEN PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-0000	4,269,088	14.48%

	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY GROWTH PORTFOLIO OPTION 100 BELLEVUE PKWY WILMINGTON DE 19809-3716	1,960,619	6.65%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5,753,154	19.52%

BlackRock Small Cap Growth Equity Portfolio – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	8,909,088	49.43%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,807,833	10.03%

BlackRock Small Cap Growth Equity Portfolio – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	900,511	29.46%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	400,908	13.11%

	**RBC CAPITAL MARKETS LLC 60 S 6TH ST MINNEAPOLIS MN 55402-4400	579,656	18.96%

BlackRock Small Cap Growth Equity Portfolio – Service	**VANGUARD FIDUCIARY TRUST COMPANY PO BOX 2600 VALLEY FORGE PA 19482-2600	115,806	8.80%

	**SAXON & CO. VI OMNIBUS ACCOUNT VICA P.O. BOX 7780-1888 PHILADELPHIA PA 19182	431,596	32.81%

	**GREAT-WEST TRUST COMPANY LLC TRUST/RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	227,278	17.28%

	ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE WASHINGTON DC 20002	356,381	27.10%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Small/Mid Cap Index Fund – Class K	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	996,000	73.47%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	359,691	26.53%

BlackRock Small/Mid Cap Index Fund – Institutional	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,000	100.00%

BlackRock Small/Mid Cap Index Fund – Investor A	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,000	67.80%

	**BNYM I S TRUST CO CUST ROTH IRA FBO RYAN P BEHRENDS 519 NORTH 4TH AVENUE ROCHELLE IL 61068-0000	389	13.19%

	BNYM I S TRUST CO CUST ROLLOVER IRA MEGAN HOPWOOD 100 BELLEVUE PARKWAY WILMINGTON, DE 19809	561	19.01%

BlackRock Strategic Risk Allocation Fund – Institutional	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,504,182	81.41%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	300,797	9.78%

BlackRock Strategic Risk Allocation Fund – Investor A	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	71,285	46.37%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	27,179	17.68%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	28,049	18.25%

BlackRock Strategic Risk Allocation Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	9,897	18.49%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	3,994	7.46%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	9,477	17.71%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	11,721	21.90%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	12,297	22.98%

BlackRock Total Stock Market Index Fund – Class K	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	996,000	100.00%

BlackRock Total Stock Market Index Fund – Institutional	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	127,767	97.62%

BlackRock Total Stock Market Index Fund – Investor A	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,000	100.00%

BlackRock U.S. Opportunities Portfolio – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	2,802,642	12.95%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,759,675	8.13%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	1,177,845	5.44%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	4,361,281	20.15%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	2,462,262	11.37%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock U.S. Opportunities Portfolio – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,301,980	10.51%

	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,161,235	9.37%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	636,836	5.14%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,500,591	12.11%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	1,208,159	9.75%

BlackRock U.S. Opportunities Portfolio – Investor B	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	30,686	12.62%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	44,559	18.32%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	41,131	16.91%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	30,214	12.42%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	29,038	11.94%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock U.S. Opportunities Portfolio – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,484,235	20.48%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	628,658	8.67%

	**RAYMOND JAMES 880 CARILLON PARKWAY ST PETERSBURG FL 33716	618,829	8.54%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	671,960	9.27%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	1,702,646	23.49%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	417,474	5.76%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	432,077	5.96%

BlackRock U.S. Opportunities Portfolio – Service	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	77,256	9.21%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	260,529	31.07%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	181,863	21.69%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	84,787	10.11%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock U.S. Treasury Money Market Portfolio – Institutional	**PNC BANK SAXON & COMPANY PO BOX 7780-1888 PHILADELPHIA PA 19182	178,675,158	54.99%

	BURTON PARTNERSHIP QP LIMITED PARTNERSHIP 614 W BAY ST TAMPA FL 33606-2718	54,478,023	16.77%

	BURTON PARTNERSHIP LIMITED PARTNERSHIP 614 W BAY ST TAMPA FL 33606-2718	18,159,341	5.59%

BlackRock U.S. Treasury Money Market Portfolio – Investor A	**SAXON & CO P.O. BOX 7780-1888 PHILADELPHIA, PA 19182	5,218,225	25.03%

	**RELIANCE TRUST COMPANY FBO DENT BAKER & CO P.O. BOX 48529 ATLANTA GA 30362	2,009,162	9.64%

	**MID ATLANTIC TRUST COMPANY FBO RAPTOR GROUP HOLDINGS LP 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH, PA 15222	1,165,617	5.59%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	2,743,229	13.16%

BlackRock U.S. Treasury Money Market Portfolio – Service	**PNC BANK SAXON & COMPANY PO BOX 7780-1888 PHILADELPHIA PA 19182	62,423,671	89.29%

	**BANK OF NEW YORK HARE & CO 2 111 SANDERS CREEK PARKWAY EAST SYRACUSE NY 13057	7,191,169	10.29%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Virginia Municipal Money Market Portfolio – Institutional	**BRANCH BANKING & TRUST COMPANY WILBRANCH & COMPANY TRUST DEPARTMENT 223 WEST NASH STREET P O BOX 2887 WILSON NC 27894	4,021,600	100.00%

BlackRock Funds III
BLACKROCK CASH FUNDS: INSTITUTIONAL – Aon Captive	**BARCLAYS NOMINEE MANX RE AZ MONT INSURANCE COMPANY BARCLAYS HOUSE, VICTORIA STREET DOUGLAS ISLE OF MAN IMI 2LE	5,555,555	64.92%

	GEISINGER INSURANCE CORPORATION 76 ST PAUL STREET SUITE 500 BURLINGTON, VT 05401	1,000,000	11.69%

	PHYSICIANS PROF LIAB RRG INC 76 ST PAUL STREET SUITE 500 BURLINGTON, VT 05401	1,000,000	11.69%

	**BARCLAYS NOMINEES (MANX) LTD- RE ADVENT INSURANCE COMPANY LTD BARCLAYS HOUSE, VICTORIA STREET DOUGLAS ISLE OF MAN IMI 2LE	914,113	10.68%

BLACKROCK CASH FUNDS: INSTITUTIONAL – Institutional	**THE TRAVELERS INDEMNITY COMPANY, AS MANAGER FOR THE TRAVELERS MONEY MARKET LIQUIDITY POOL FIXED INCOME DEPT 385 WASHINGTON STREET SAINT PAUL, MN 55102	925,000,000	46.01%

	TIME WARNER CABLE INC 7820 CRESCENT EXECUTIVE DRIVE CHARLOTTE, NC 28217	204,637,842	10.18%

	SPRINGLEAF FINANCE CORPORATION 601 NW 2ND STREET EVANSVILLE, IN 47708	150,000,000	7.46%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

	**HARRIS NESBITT CORP BRKR & SVC AGT & HARRIS NA OMNIBUS CUSTODN/SUB-SVC AGT FOR HARRIS FCM CLIENT GRP 111 W MONROE ST LL/EAST CHICAGO, IL 60603	130,000,000	6.47%

	**MERRILL LYNCH, PIERCE, FENNER & SMITH INC 200 NORTH COLLEGE STREET 3RD FLOOR CHARLOTTE, NC 28255	123,075,509	6.12%

	AT&T INC 208 S AKARD STREET ROOM 2750.10 DALLAS, TX 75202	101,699,932	5.06%

BLACKROCK CASH FUNDS: INSTITUTIONAL – Select	**BEAR STEARNS SECURITIES CORP ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	4,455	82.63%

	**BEAR STEARNS SECURITIES CORP ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	525	9.73%

BLACKROCK CASH FUNDS: INSTITUTIONAL – SL Agency	**BGI NA ON BEHALF OF VARIOUS CLIENTS 400 HOWARD STREET SAN FRANCISCO, CA 94105-2618	41,011,158,262	98.06%

BLACKROCK CASH FUNDS: PRIME – Capital	**CHICAGO MERCANTILE EXCHANGE INC CFTC 1.26 FUTURES CUSTOMER SEGREGATED OMNIBUS ACCOUNT 20 SOUTH WACKER DRIVE CHICAGO, IL 60606	571,242,488	26.08%

	**JP MORGAN CLEARING CORP ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	564,441,962	25.77%

	**CHARLES SCHWAB CORPORATION 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	300,000,000	13.69%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**BROWN BROTHERS HARRIMAN & CO COMSET DISTRIBUTION CENTER 525 WASHINGTON BLVD JERSEY CITY, NJ 07310	240,000,000	10.96%

	**MERRILL LYNCH, PIERCE, FENNER & SMITH INC 200 NORTH COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	157,531,769	7.19%

BLACKROCK CASH FUNDS: PRIME – Institutional	**THE BANK OF NEW YORK MELLON AS AGENT FOR ITS SECURITY LENDING CLIENTS 101 BARCLAY STREET	1,642,768,000	13.79%

	**BNY OCS NOMINEES LTD 111 SANDERS CREEK PKWY EAST SYRACUSE, NY 13057	1,569,456,922	13.17%

	**MERRILL LYNCH, PIERCE, FENNER & SMITH INC 200 NORTH COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	951,151,550	7.98%

	**JP MORGAN CLEARING CORP ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	936,278,692	7.86%

	EXELON CORPORATION 10 SOUTH DEARBORN 52ND FLOOR CHICAGO, IL 60603	695,701,442	5.84%

	**GOLDMAN SACHS GLOBAL SERVICE OMNIBUS ACCOUNT GOLDMAN SACHS AND CO 71 SOUTH WACKER DRIVE SUITE 500 CHICAGO, IL 60606	613,008,486	5.14%

BLACKROCK CASH FUNDS: PRIME – Premium	**NATIONAL SECURITIES CLEARING CORPORATION 55 WATER STREET NEW YORK, NY 10041	487,000,000	42.42%

	BNY OCS NOMINEES LTD 111 SANDERS CREEK PKWY EAST SYRACUSE, NY 13057	364,136,674	31.72%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	CALHOUN AND CO 411 W LAFAYETTE MC 3455 DETROIT, MI 48226	192,745,087	16.79%

	GENERAL MILLS INC PO BOX 1113 MINNEAPOLIS, MN 55440	60,783,000	5.29%

BLACKROCK CASH FUNDS: PRIME – SL Agency	**INVESTORS BANK AND TRUST AS CUSTODIAN FBO ISHARES LEHMAN AGGREGATE BOND FUND MAIL CODE ETF068 200 CLARENDON STREET BOSTON, MA 02116	2,978,891,430	36.04%

	**BGI NA ON BEHALF OF VARIOUS CLIENTS 400 HOWARD STREET SAN FRANCISCO, CA 94105-2618	2,809,759,745	33.99%

	**IBT AS CUSTODIAN ISHARES LEHMAN MBS FIXED RATE BOND FUND 200 CLARENDON STREET BOSTON, MA 02116	2,230,626,597	26.99%

BLACKROCK CASH FUNDS: TREASURY – Select	**UNION BANK TRUST 530 B STREET SAN DIEGO, CA 9210	1	100.00%

BLACKROCK CASH FUNDS: TREASURY – SL Agency	**INVESTORS BANK & TRUST CUST FBO ISHARES S&P 500 SWEEP ACCOUNT 200 CLARENDON STREET BOSTON, MA 02116	152,373,726	8.05%

	**STATE STREET BANK & TRUST AS CUSTODIAN ISHARES CORE MSCI EAFE ETF 200 CLARENDON STREET BOSTON, MA 02116	137,532,238	7.27%

	**IBT AS CUSTODIAN ISHARES LEHMAN 1-3 YEAR CREDIT BOND FUND 200 CLARENDON STREET BOSTON, MA 02116	106,962,151	5.65%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**INVESTORS BANK & TRUST AS CUSTODIAN ISHARES S&P US PREFERRED STOCK INDEX FUND 200 CLARENDON STREET BOSTON, MA 02116	105,210,042	5.56%

	**INVESTORS BANK & TRUST CUST FBO ISHARES S&P MIDCAP 400 SWEEP ACCT MAIL CODE ETF068 200 CLARENDON STREET BOSTON, MA 02116	104,200,033	5.51%

BlackRock CoreAlpha Bond Fund – Institutional	**GOLDMAN SACHS & CO C/O PWM MUTUAL FUNDOPS 295 CHIPETA WAY SALT LAKE CITY UT 84108-1287	17,922,591	80.12%

	INTERNATIONAL CRISIS GROUP 1629 K ST NW STE 450 WASHINGTON DC 20006-1677	1,512,509	6.76%

	**WELLS FARGO BANK NA FBO TEAMSTERS LOCAL 631 SEC TST PO BOX 1533 MINNEAPOLIS, MN 55480	1,367,151	6.11%

BlackRock CoreAlpha Bond Fund – Investor A	STEVIE W ELLISON TTEE 2014 STEVIE W ELLISON REVOCABLE TRUST 100 BELLEVUE PARKWAY WILMINGTON, DE 19809	88,033	36.34%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	127,467	52.62%

BlackRock CoreAlpha Bond Fund – Investor C	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	1,924	7.31%

	SHIRLEY M & BRUCE A HELMBERCHT TTEES SHIRLEY MARIE HELMBRECHT LIV TRUST 100 BELLEVUE PARKWAY WILMINGTON, DE 19809	3,195	12.15%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	3,850	14.64%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	9,602	36.50%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	4,813	18.30%

	**STIFEL NICOLAUS & CO INC STIFEL NICOLAUS & CO INC 501 NORTH BROADWAY ST LOUIS MO 63102	2,439	9.27%

BlackRock Large Cap Index Fund – Class K	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	4,699,530	90.33%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	382,126	7.35%

BlackRock Large Cap Index Fund – Institutional	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	24,045	10.86%

	**GOLDMAN SACHS & CO C/O PWM MUTUAL FUNDOPS 295 CHIPETA WAY SALT LAKE CITY UT 84108-1287	26,744	12.08%

	**NATIONWIDE TRUST COMPANY, FSB C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OH 43218-2029	88,166	39.82%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	45,314	20.47%

BlackRock Large Cap Index Fund – Investor A	**TD AMERITRADE FBO FBO TDAMERITRADE P.O. BOX 226 OMAHA NE 68103	93,504	7.83%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR VARIOUS BENEFIT P 8525 E ORCHARD RD C/O MUTUAL FUND TRADING GREENWOOD VILLAGE CO 80111	72,417	6.06%

	**STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN STREET-2901 BOSTON MA 02111	74,040	6.20%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	441,904	37.00%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	182,117	15.25%

BlackRock LifePath 2020 Fund – Class K	**WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	657,269	53.06%

	**MERCER TRUST COMPANY CUST FBO MMC SUPPLEMENTAL SAVINGS AND INVESTMENT PLAN 1 INVESTORS WAY NORWOOD MA 02062-1599	239,264	19.32%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	224,014	18.08%

BlackRock LifePath 2020 Fund – Class R	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	176,865	82.20%

	**ASCENSUS TRUST COMPANY FBO DAVIS ROAD OIL & EQUIPMENT, INC. P.O. BOX 10758 FARGO, ND 58106	21,135	9.82%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath 2020 Fund – Institutional	HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	1,255,987	6.69%

	**NORTHERN TRUST COMPANY CUSTODIAN FBO TEXAS INSTRUMENTS CORPORATE CUSTODY ACCOUNT PO BOX 92956 CHICAGO IL 60675-0001	1,066,027	5.68%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	7,377,620	39.31%

	**NEW YORK LIFE TRUST COMPANY OMNIBUS 690 CANTON ST WESTWOOD MA 02090-2321	3,266,854	17.41%

	**CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	3,404,459	18.14%

BlackRock LifePath 2020 Fund – Investor A	HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	17,980,268	82.20%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,770,113	8.09%

BlackRock LifePath 2020 Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	120,791	73.45%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath 2025 Fund – Class K	**GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	44,327	45.62%

	**MATRIX TRUST COMPANY AS TTEE FBO RICOH CORP NON-QUALIFIED C/O MUTUAL FUNDS PO BOX 52129 PHOENIX, AZ 85072-2129	21,402	22.02%

	**MATRIX TRUST COMPANY CUST. FBO MOODYS MARKET INC 717 17TH STREET SUITE 1300 DENVER CO 80202	19,824	20.40%

	**NEW YORK LIFE TRUST COMPANY OMNIBUS 690 CANTON ST WESTWOOD MA 02090-2321	8,247	8.49%

BlackRock LifePath 2025 Fund – Class R	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	149,365	88.51%

	**ASCENSUS TRUST COMPANY FBO MALCOLM & CISNEROS, A LAW CORP. PO BOX 10577 FARGO, ND 58106	9,293	5.51%

BlackRock LifePath 2025 Fund – Institutional	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,766,493	78.13%

BlackRock LifePath 2025 Fund – Investor A	**DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET DES MOINES, IA 50392	218,247	8.77%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	1,995,004	80.17%

BlackRock LifePath 2025 Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	227,537	80.56%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	15,109	5.35%

BlackRock LifePath 2030 Fund – Class K	**WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	636,955	55.64%

	**MERCER TRUST COMPANY CUST FBO MMC SUPPLEMENTAL SAVINGS AND INVESTMENT PLAN 1 INVESTORS WAY NORWOOD MA 02062-1599	209,838	18.33%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	205,549	17.96%

BlackRock LifePath 2030 Fund – Class R	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	153,484	70.91%

	**ASCENSUS TRUST COMPANY FBO DAVIS ROAD OIL & EQUIPMENT, INC. P.O. BOX 10758 FARGO, ND 58106	30,659	14.16%

	**MG TRUST COMPANY CUST. FBO DENTAL ASSOCIATES OF SOUTHWEST GEOR 717 17TH STREET SUITE 1300 DENVER CO 80202	16,538	7.64%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath 2030 Fund – Institutional	HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	1,200,853	6.80%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	6,653,347	37.68%

	**NEW YORK LIFE TRUST COMPANY OMNIBUS 690 CANTON ST WESTWOOD MA 02090-2321	4,016,998	22.75%

	**CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	2,715,769	15.38%

BlackRock LifePath 2030 Fund – Investor A	HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	19,055,999	85.06%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,862,591	8.31%

BlackRock LifePath 2030 Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	177,364	76.18%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	12,411	5.33%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	12,821	5.51%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath 2035 Fund – Class K	**GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	7,247	34.60%

	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,004	9.57%

	**GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR VARIOUS BENEFIT P 8525 E ORCHARD RD C/O MUTUAL FUND TRADING GREENWOOD VILLAGE CO 80111	1,362	6.50%

	**MATRIX TRUST COMPANY AS TTEE FBO RICOH CORP NON-QUALIFIED C/O MUTUAL FUNDS PO BOX 52129 PHOENIX, AZ 85072-2129	10,195	48.67%

BlackRock LifePath 2035 Fund – Class R	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	43,056	72.00%

	**ASCENSUS TRUST COMPANY FBO JAMESTOWN RESOURCE 401(K) PLAN P.O. BOX 10758 FARGO, ND 58106	6,964	11.65%

	**MATRIX TRUST COMPANY CUST. FBO COMPETENCY & CREDENTIALING INSTITUT 717 17TH STREET SUITE 1300 DENVER CO 80202	3,114	5.21%

BlackRock LifePath 2035 Fund – Institutional	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,300,187	74.90%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath 2035 Fund – Investor A	**DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET DES MOINES, IA 50392	165,431	6.94%

	**HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	1,970,006	82.61%

BlackRock LifePath 2035 Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	82,677	50.55%

	**MG TRUST COMPANY CUST. FBO NORTH SHORE COMMUNITY ACTION PROGRAM 717 17TH STREET SUITE 1300 DENVER CO 80202	9,302	5.69%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	11,529	7.05%

BlackRock LifePath 2040 Fund – Class K	**WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	636,431	74.35%

	**MATRIX TRUST COMPANY AS TTEE FBO RICOH CORP NON-QUALIFIED C/O MUTUAL FUNDS PO BOX 52129 PHOENIX, AZ 85072-2129	80,833	9.44%

	**MERCER TRUST COMPANY CUST FBO MMC SUPPLEMENTAL SAVINGS AND INVESTMENT PLAN 1 INVESTORS WAY NORWOOD MA 02062-1599	44,898	5.25%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	85,941	10.04%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath 2040 Fund – Class R	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	46,902	64.41%

	**ASCENSUS TRUST COMPANY FBO DAVIS ROAD OIL & EQUIPMENT, INC. 40 215795 P.O. BOX 10758 FARGO, ND 58106	14,570	20.01%

	**ASCENSUS TRUST COMPANY FBO MALCOLM & CISNEROS, A LAW CORP. PO BOX 10577 FARGO, ND 58106	3,883	5.33%

	**MID ATLANTIC TRUST COMPANY FBO INTEGRA RESOURCES LLC 401(K) PROFIT 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	3,765	5.17%

BlackRock LifePath 2040 Fund – Institutional	HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	719,701	6.11%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	4,478,272	38.02%

	**NEW YORK LIFE TRUST COMPANY OMNIBUS 690 CANTON ST WESTWOOD MA 02090-2321	3,122,552	26.51%

	**CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	2,004,318	17.02%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath 2040 Fund – Investor A	HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	11,516,790	84.17%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,280,493	9.36%

BlackRock LifePath 2040 Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	87,646	61.31%

	**MATRIX TRUST COMPANY CUST. FBO REVIVE CENTER FOR HOUSING 717 17TH STREET SUITE 1300 DENVER CO 80202	7,480	5.23%

	**MID ATLANTIC TRUST COMPANY FBO WPCB LLC 401(K) PROFIT SHARING PLAN 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	11,341	7.93%

BlackRock LifePath 2045 Fund – Class K	**GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	1,895	36.94%

	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,003	39.05%

	**GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR VARIOUS BENEFIT P 8525 E ORCHARD RD C/O MUTUAL FUND TRADING GREENWOOD VILLAGE CO 80111	878	17.12%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**MATRIX TRUST COMPANY AS TTEE FBO RICOH CORP NON-QUALIFIED C/O MUTUAL FUNDS PO BOX 52129 PHOENIX, AZ 85072-2129	353	6.89%

BlackRock LifePath 2045 Fund – Class R	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	29,167	69.12%

	**ASCENSUS TRUST COMPANY FBO MAKE-A-WISH 401(K) PLAN P.O. BOX 10758 FARGO, ND 58106	4,736	11.22%

	**MID ATLANTIC TRUST COMPANY FBO SDMO GENERATING SETS INC 401(K) PRO 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	2,968	7.03%

BlackRock LifePath 2045 Fund – Institutional	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	893,545	79.15%

	**NEW YORK LIFE TRUST COMPANY OMNIBUS 690 CANTON ST WESTWOOD MA 02090-2321	82,539	7.31%

BlackRock LifePath 2045 Fund – Investor A	HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	1,016,297	81.85%

BlackRock LifePath 2045 Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	95,758	80.72%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath 2050 Fund – Class K	**MATRIX TRUST COMPANY AS TTEE FBO RICOH CORP NON-QUALIFIED C/O MUTUAL FUNDS PO BOX 52129 PHOENIX, AZ 85072-2129	14,046	18.75%

	**MERCER TRUST COMPANY CUST FBO MMC SUPPLEMENTAL SAVINGS AND INVESTMENT PLAN 1 INVESTORS WAY NORWOOD MA 02062-1599	15,295	20.42%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	39,740	53.06%

BlackRock LifePath 2050 Fund – Class R	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	31,238	38.16%

	**ASCENSUS TRUST COMPANY FBO DAVIS ROAD OIL & EQUIPMENT, INC. P.O. BOX 10758 FARGO, ND 58106	6,588	8.05%

	**ASCENSUS TRUST COMPANY FBO MALCOLM & CISNEROS, A LAW CORP. PO BOX 10577 FARGO, ND 58106	31,068	37.95%

	**MID ATLANTIC TRUST COMPANY FBO INTEGRA RESOURCES LLC 401(K) PROFIT 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	5,835	7.13%

BlackRock LifePath 2050 Fund – Institutional	HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	157,899	7.36%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,279,697	59.66%

	**NEW YORK LIFE TRUST COMPANY OMNIBUS 690 CANTON ST WESTWOOD MA 02090-2321	237,928	11.09%

	**CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	233,895	10.90%

BlackRock LifePath 2050 Fund – Investor A	HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	3,117,176	79.93%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	512,412	13.14%

BlackRock LifePath 2050 Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	21,942	55.03%

BlackRock LifePath 2055 Fund – Class K	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,001	88.78%

	**MATRIX TRUST COMPANY AS TTEE FBO RICOH CORP NON-QUALIFIED C/O MUTUAL FUNDS PO BOX 52129 PHOENIX, AZ 85072-2129	186	8.24%

BlackRock LifePath 2055 Fund – Class R	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	13,253	75.70%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	BLACKROCK HOLDCO2 INC 40 E 52ND ST FL 10 NEW YORK NY 10022-5911	2,000	11.42%

	**MID ATLANTIC TRUST COMPANY FBO HIGH LEVEL MARKETING, LLC 401(K) PR 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	1,339	7.65%

BlackRock LifePath 2055 Fund – Institutional	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	28,672	5.41%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	391,419	73.85%

	**NEW YORK LIFE TRUST COMPANY OMNIBUS 690 CANTON ST WESTWOOD MA 02090-2321	40,372	7.62%

BlackRock LifePath 2055 Fund – Investor A	HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	395,787	73.40%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	48,661	9.02%

BlackRock LifePath 2055 Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	30,083	66.89%

	BNYM I S TRUST CO CUST SIMPLE IRA CLAIRE F NOTO 100 BELLEVUE PARKWAY WILMINGTON, DE 19809	2,879	6.40%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	3,876	8.62%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath Index 2020 Fund – Class K	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	36,277,193	47.29%

BlackRock LifePath Index 2020 Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	991,207	12.69%

	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	744,441	9.53%

	**FIDELITY INVESTMENTS INSTITUTIONAL OP CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BEN PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-0000	1,317,940	16.87%

	**STATE STREET BANK & TRUST FBO THE DEPOSITORY TRUST & CLEARING CORP EXECUTIVE SAVINGS PLAN ONE LINCOLN ST BOSTON MA 02111-2900	464,061	5.94%

	**GREAT WEST TRUST CO. AS TRUSTEE FBO ALLERGAN, INC. EXECUTIVE DEFERRED COMPENSATION PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211	648,909	8.31%

	**FIIOC FBO PIONEER DRILLING SERVICES LTD 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	508,440	6.51%

BlackRock LifePath Index 2020 Fund – Investor A	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	1,809,814	15.92%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	1,198,306	10.54%

	**WELLS FARGO BANK NA TRUSTEE FBO CITY OF JACKSONVILLE C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	1,055,383	9.28%

	**GREAT WEST TRUST CO. AS TRUSTEE FBO GLOBAL BRASS AND COPPER HOLDINGS, INC. RETIREMENT SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211	1,185,153	10.43%

	**DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET DES MOINES, IA 50392	1,697,317	14.93%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,807,525	15.90%

BlackRock LifePath Index 2025 Fund – Class K	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	25,076,791	49.45%

BlackRock LifePath Index 2025 Fund – Institutional	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	401,991	6.35%

	**FIDELITY INVESTMENTS INSTITUTIONAL OP CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BEN PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-0000	1,374,568	21.70%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**GREAT WEST TRUST CO. AS TRUSTEE FBO ALLERGAN, INC. EXECUTIVE DEFERRED COMPENSATION PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211	339,589	5.36%

	**FIIOC FBO PIONEER DRILLING SERVICES LTD 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	487,881	7.70%

	**TIAA-CREF TRUST CO. CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER 211 NORTH BROADWAY, SUITE 1000 ST. LOUIS, MO 63102-2733	432,134	6.82%

BlackRock LifePath Index 2025 Fund – Investor A	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	1,666,177	18.55%

	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	1,599,514	17.80%

	**GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	740,818	8.25%

	**WELLS FARGO BANK NA TRUSTEE FBO CITY OF JACKSONVILLE C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	1,057,223	11.77%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,550,993	17.26%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath Index 2030 Fund – Class K	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	30,735,696	41.44%

BlackRock LifePath Index 2030 Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,037,936	13.99%

	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	753,747	10.16%

	**FIDELITY INVESTMENTS INSTITUTIONAL OP CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BEN PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-0000	1,185,249	15.97%

	**RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328	433,402	5.84%

	**FIIOC FBO PIONEER DRILLING SERVICES LTD 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	526,846	7.10%

	**TIAA-CREF TRUST CO. CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER 211 NORTH BROADWAY, SUITE 1000 ST. LOUIS, MO 63102-2733	403,019	5.43%

BlackRock LifePath Index 2030 Fund – Investor A	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	2,915,899	24.21%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	709,051	5.89%

	**WELLS FARGO BANK NA TRUSTEE FBO CITY OF JACKSONVILLE C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	1,210,883	10.05%

	**GREAT WEST TRUST CO. AS TRUSTEE FBO GLOBAL BRASS AND COPPER HOLDINGS, INC. RETIREMENT SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211	1,098,461	9.12%

	**DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET DES MOINES, IA 50392	1,851,232	15.37%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,556,754	12.93%

BlackRock LifePath Index 2035 Fund – Class K	**GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VILLAGE CO 80111	2,878,599	7.50%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	20,732,231	54.01%

BlackRock LifePath Index 2035 Fund – Institutional	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	298,792	6.19%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**FIDELITY INVESTMENTS INSTITUTIONAL OP CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BEN PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-0000	757,468	15.70%

	**FIIOC FBO ADVANCED BIONICS 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41018	351,066	7.28%

	**FIIOC FBO PIONEER DRILLING SERVICES LTD 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	426,446	8.84%

	**TIAA-CREF TRUST CO. CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER 211 NORTH BROADWAY, SUITE 1000 ST. LOUIS, MO 63102-2733	412,475	8.55%

BlackRock LifePath Index 2035 Fund – Investor A	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	2,526,017	30.97%

	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	1,139,296	13.97%

	**WELLS FARGO BANK NA TRUSTEE FBO CITY OF JACKSONVILLE C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	1,541,749	18.90%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,175,995	14.42%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath Index 2040 Fund – Class K	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	19,595,849	37.94%

	**NEW YORK LIFE TRUST COMPANY OMNIBUS 690 CANTON ST WESTWOOD MA 02090-2321	3,603,057	6.98%

BlackRock LifePath Index 2040 Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	724,668	13.40%

	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	505,625	9.35%

	**FIDELITY INVESTMENTS INSTITUTIONAL OP CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BEN PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-0000	747,769	13.83%

	**RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328	364,813	6.75%

	**FIIOC FBO ADVANCED BIONICS 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41018	341,901	6.32%

	**FIIOC FBO PIONEER DRILLING SERVICES LTD 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	407,896	7.55%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**TIAA-CREF TRUST CO. CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER 211 NORTH BROADWAY, SUITE 1000 ST. LOUIS, MO 63102-2733	463,682	8.58%

BlackRock LifePath Index 2040 Fund – Investor A	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	1,682,153	23.36%

	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	712,799	9.90%

	**WELLS FARGO BANK NA TRUSTEE FBO CITY OF JACKSONVILLE C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	575,284	7.99%

	**GREAT WEST TRUST CO. AS TRUSTEE FBO GLOBAL BRASS AND COPPER HOLDINGS, INC. RETIREMENT SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211	678,647	9.42%

	**DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET DES MOINES, IA 50392	1,289,685	17.91%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	964,842	13.40%

BlackRock LifePath Index 2045 Fund – Class K	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	1,063,836	5.14%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	11,506,765	55.55%

BlackRock LifePath Index 2045 Fund – Institutional	**FIDELITY INVESTMENTS INSTITUTIONAL OP CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BEN PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-0000	680,870	18.36%

	**FIIOC FBO ADVANCED BIONICS 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41018	191,928	5.18%

	**FIIOC FBO PHONAK 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	225,853	6.09%

	**FIIOC FBO EMERGENCY SERVICES INC 401(K) PROFIT SHARING PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	303,744	8.19%

	**FIIOC FBO PIONEER DRILLING SERVICES LTD 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	536,887	14.48%

	**TIAA-CREF TRUST CO. CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER 211 NORTH BROADWAY, SUITE 1000 ST. LOUIS, MO 63102-2733	252,232	6.80%

BlackRock LifePath Index 2045 Fund – Investor A	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	828,441	22.47%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	649,589	17.62%

	**WELLS FARGO BANK NA TRUSTEE FBO CITY OF JACKSONVILLE C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	438,174	11.89%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	460,318	12.49%

BlackRock LifePath Index 2050 Fund – Class K	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	9,125,310	41.06%

	**NEW YORK LIFE TRUST COMPANY OMNIBUS 690 CANTON ST WESTWOOD MA 02090-2321	1,312,170	5.90%

BlackRock LifePath Index 2050 Fund – Institutional	**FIDELITY INVESTMENTS INSTITUTIONAL OP CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BEN PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-0000	282,190	9.07%

	**STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN STREET-2901 BOSTON MA 02111	252,489	8.12%

	**RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328	192,419	6.19%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**FIIOC FBO INSIGHT GLOBAL LLC 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	359,756	11.56%

	**FIIOC FBO PIONEER DRILLING SERVICES LTD 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	568,818	18.28%

	**TIAA-CREF TRUST CO. CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER 211 NORTH BROADWAY, SUITE 1000 ST. LOUIS, MO 63102-2733	206,708	6.64%

BlackRock LifePath Index 2050 Fund – Investor A	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	385,874	14.39%

	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	397,994	14.84%

	**WELLS FARGO BANK NA TRUSTEE FBO CITY OF JACKSONVILLE C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	207,795	7.75%

	**DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET DES MOINES, IA 50392	359,670	13.41%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	559,554	20.86%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath Index 2055 Fund – Class K	**WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	369,742	6.32%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	3,333,581	57.01%

BlackRock LifePath Index 2055 Fund – Institutional	**FIDELITY INVESTMENTS INSTITUTIONAL OP CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BEN PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-0000	155,470	10.35%

	**FIIOC FBO SHEEHY ORGANIZATION 401(K) RETIREMENT PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	120,836	8.05%

	**RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328	244,000	16.25%

	**FIIOC FBO INSIGHT GLOBAL LLC 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	282,725	18.83%

	**FIIOC FBO PIONEER DRILLING SERVICES LTD 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	293,231	19.53%

BlackRock LifePath Index 2055 Fund – Investor A	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	208,352	18.06%

	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	106,781	9.26%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**WELLS FARGO BANK NA TRUSTEE FBO CITY OF JACKSONVILLE C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	168,068	14.57%

	**GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR VARIOUS BENEFIT P 8525 E ORCHARD RD C/O MUTUAL FUND TRADING GREENWOOD VILLAGE CO 80111	66,955	5.80%

	**GREAT-WEST TRUST FBO RTC TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111	113,794	9.86%

	**ASCENSUS TRUST COMPANY FBO MCGILL ASSOCIATES, P.A. PS PLAN & T P.O. BOX 10758 FARGO, ND 58106	114,249	9.90%

	**PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 105 HILL INTERNATIONAL INC. 401(K) ONE COMMERCE SQUARE 2005 MARKET STREET, 17TH FLOOR PHILADELPHIA PA 19103	59,375	5.15%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	142,676	12.37%

BlackRock LifePath Index Retirement Fund – Class K	**BNPP PRIME BROKERAGE, INC. 787 SEVENTH AVENUE NEW YORK, NY 10019	1,753,341	5.31%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	16,043,609	48.56%

BlackRock LifePath Index Retirement Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,615,293	26.51%

	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	323,588	5.31%

	**FIDELITY INVESTMENTS INSTITUTIONAL OP CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BEN PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-0000	915,220	15.02%

	**FIIOC FBO UROLOGICAL ASSOCIATES OF SOUTHERN ARIZONA P.C. 401(K) PROFIT 100 MAGELLAN WAY (KW1C) COVINGTON KY 41018	497,591	8.17%

	**GREAT WEST TRUST CO. AS TRUSTEE FBO ALLERGAN, INC. EXECUTIVE DEFERRED COMPENSATION PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211	418,026	6.86%

	**RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328	434,622	7.13%

BlackRock LifePath Index Retirement Fund – Investor A	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	455,933	7.60%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	553,064	9.21%

	**GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	361,707	6.03%

	**WELLS FARGO BANK NA TRUSTEE FBO CITY OF JACKSONVILLE C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	699,900	11.66%

	**GREAT WEST TRUST CO. AS TRUSTEE FBO GLOBAL BRASS AND COPPER HOLDINGS, INC. RETIREMENT SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211	318,253	5.30%

	**GREAT-WEST TRUST FBO RTC TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111	441,495	7.35%

	**DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET DES MOINES, IA 50392	470,122	7.83%

	**FIIOC FBO PALECEK PROFIT SHARING & 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	366,619	6.11%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	932,875	15.54%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath Retirement Fund – Class K	**WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	447,627	59.74%

	**GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	68,306	9.12%

	**MATRIX TRUST COMPANY AS TTEE FBO RICOH CORP NON-QUALIFIED C/O MUTUAL FUNDS PO BOX 52129 PHOENIX, AZ 85072-2129	109,499	14.61%

	**MERCER TRUST COMPANY CUST FBO MMC SUPPLEMENTAL SAVINGS AND INVESTMENT PLAN 1 INVESTORS WAY NORWOOD MA 02062-1599	84,327	11.25%

	**NEW YORK LIFE TRUST COMPANY 690 CANTON ST WESTWOOD MA 02090-2321	38,439	5.13%

BlackRock LifePath Retirement Fund – Class R	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	58,748	96.79%

BlackRock LifePath Retirement Fund – Institutional	**GOVERNMENT OF GUAM BOARD AS TRUSTEE FBO GOVERNMENT OF GUAM 401A C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	1,400,841	9.97%

	**NORTHERN TRUST COMPANY CUSTODIAN FBO TEXAS INSTRUMENTS CORPORATE CUSTODY ACCOUNT PO BOX 92956 CHICAGO IL 60675-0001	1,268,508	9.03%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	4,091,464	29.13%

	**NEW YORK LIFE TRUST COMPANY 690 CANTON ST WESTWOOD MA 02090-2321	2,838,472	20.21%

	**CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	1,656,669	11.80%

BlackRock LifePath Retirement Fund – Investor A	HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	8,886,841	81.94%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	865,788	7.98%

BlackRock LifePath Retirement Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	92,246	64.11%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	13,375	9.30%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	11,183	7.77%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	13,701	9.52%

BlackRock S&P 500 Index Fund – C1	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	148,462	48.52%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	20,685	6.76%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	71,549	23.39%

BlackRock S&P 500 Index Fund – Class K	**SAXON & CO. P.O. BOX 7780-1888 PHILADELPHIA PA 19182	483,738	10.41%

	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,442,492	31.04%

	**SAXON & CO. P.O. BOX 7780-1888 PHILADELPHIA PA 19182	345,323	7.43%

	**SAXON & CO. P.O. BOX 7780-1888 PHILADELPHIA PA 19182	469,869	10.11%

BlackRock S&P 500 Index Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	8,376,416	63.66%

	**GOLDMAN SACHS & CO C/O PWM MUTUAL FUNDOPS 295 CHIPETA WAY SALT LAKE CITY UT 84108-1287	3,670,721	27.90%

BlackRock S&P 500 Index Fund – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	3,398,691	65.76%

BlackRock S&P 500 Index Fund – Service	**SAXON & CO. VI OMNIBUS ACCOUNT VICA P.O. BOX 7780-1888 PHILADELPHIA PA 19182	690,877	55.36%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	239,143	19.16%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Total International ex US Index Fund – Class K	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	75,698	8.71%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	725,504	83.44%

BlackRock Total International ex US Index Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,673,787	35.12%

	**STATE STREET BANK & TRUST CUST FBO WESTERN STATES INSULATORS 200 CLARENDON ST MAIL STOP JHT0515 BOSTON MA 02116-0000	1,140,561	23.93%

	**PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 010 NEXCOM 401(K) PLAN 3280 VIRGINIA BEACH BLVD VIRGINIA BEACH VA 234525724	664,571	13.94%

	**RBC CAPITAL MARKETS LLC 60 S 6TH ST MINNEAPOLIS MN 55402-4400	384,563	8.07%

BlackRock Total International ex US Index Fund – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	18,358,542	98.42%

BlackRock US Total Bond Index Fund – Class K	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	4,257,345	26.30%

	**WELLS FARGO BANK PO BOX 1533 MINNEAPOLIS MN 55480-1533	2,383,529	14.73%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	2,648,013	16.36%

	**CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	4,293,511	26.53%

BlackRock US Total Bond Index Fund – Institutional	**WELLS FARGO BANK NA TTEE FBO:STATE OF ALABAMA DCP 457 C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	649,201	13.46%

	**CHIEF FINANCIAL OFFICER FOR ST OF F FBO:ST OF FLA DCP C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	351,866	7.29%

	**ALABAMA MOTORIST ASSOCIATION INC 3333 FAIRVIEW RD MS A355 COSTA MESA CA 92626-0000	803,338	16.65%

	SERVICES MANAGEMENT CORPORATION 4121 WILSON BLVD 10 FLR ARLINGTON VA 22203	396,073	8.21%

	**MATRIX TRUST COMPANY AS TRUSTEE FBO TITAN INTERNATIONAL RETIREMENT SAVINGS PLAN PO BOX 52129 PHOENIX AZ 85072-2129	414,963	8.60%

	**RAYMOND JAMES 880 CARILLON PARKWAY ST PETERSBURG FL 33716	516,082	10.70%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	446,752	9.26%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**NEW YORK LIFE TRUST COMPANY 690 CANTON ST WESTWOOD MA 02090-2321	660,073	13.68%

BlackRock US Total Bond Index Fund – Investor A	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	799,730	42.80%

	**JP MORGAN CHASE BANK NA FBO HEALTH SAVINGS ACCOUNT PROGRAM 1 CHASE MANHATTAN PL 19TH FL NEW YORK NY 10005	101,483	5.43%

	**CAPITAL BANK & TRUST COMPANY TTEE F BEACON SALES ACQUISITION INC 401K P 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	146,006	7.81%

	**CAPITAL BANK & TRUST COMPANY TTEE F TRADER JOE’S COMPANY 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	102,728	5.50%

BlackRock Index Funds, Inc.
BlackRock International Index Fund – Class K	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	649,134	7.38%

	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	1,791,811	20.38%

	**MATRIX TRUST COMPANY AS TTEE FBO WALLER LANSDEN DORTCH & DAVIS 401(K) RETIREMENT PLAN PO BOX 52129 PHOENIX AZ 85072-2129	498,513	5.67%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,088,154	12.38%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock International Index Fund – Institutional	**JP MORGAN CLEARING CORP 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	202,772,003	88.51%

BlackRock International Index Fund – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	5,611,789	40.75%

	**FIDELITY INVESTMENTS INSTITUTIONAL OP CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BEN PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-0000	768,052	5.58%

	THE WALLACE ALEXANDER GERBODE FOUNDATION 77 VAN NESS AVE STE 200 SAN FRANCISCO CA 94102	787,728	5.72%

BlackRock Small Cap Index Fund – Class K	**VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR CT 06095-4774	117,215	23.75%

	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	47,007	9.53%

	**GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	77,051	15.61%

	**NEW YORK LIFE TRUST COMPANY 169 LACKAWANNA AVE PARSIPPANY NJ 07054	70,870	14.36%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	66,223	13.42%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Small Cap Index Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	2,537,709	25.26%

	**GOLDMAN SACHS & CO C/O PWM MUTUAL FUNDOPS 295 CHIPETA WAY SALT LAKE CITY UT 84108-1287	4,428,703	44.08%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	1,191,899	11.86%

BlackRock Small Cap Index Fund – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	2,753,084	48.69%

BlackRock Large Cap Series Funds, Inc.
BlackRock Event Driven Equity Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	432,035	49.29%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	45,058	5.14%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	68,450	7.81%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	58,171	6.64%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	158,376	18.07%

BlackRock Event Driven Equity Fund – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	472,488	38.92%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	160,632	13.23%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	139,390	11.48%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	125,339	10.32%

BlackRock Event Driven Equity Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	408,179	53.17%

	**AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	38,817	5.06%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	41,940	5.46%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	51,363	6.69%

BlackRock Large Cap Core Fund – Class R	**HARTFORD LIFE INSURANCE COMPANY PO BOX 2999 HARTFORD CT 06104-2999	196,988	8.61%

	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,683,291	73.56%

BlackRock Large Cap Core Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	10,229,139	38.79%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY LARGE CAP CORE OPTION 100 BELLEVUE PARKWAY WILMINGTON DE 19809-3716	1,665,226	6.31%

BlackRock Large Cap Core Fund – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	20,349,522	45.78%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	2,989,168	6.72%

BlackRock Large Cap Core Fund – Investor B	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	80,982	22.79%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	22,372	6.30%

BlackRock Large Cap Core Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	18,482,602	81.53%

BlackRock Large Cap Core Fund – Service	**SAXON & CO. P.O. BOX 7780-1888 PHILADELPHIA PA 19182	51,727	79.43%

	**VANGUARD BROKERAGE SERVICES P. O. BOX 1170 VALLEY FORGE PA 19482-1170	6,509	10.00%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	3,517	5.40%

BlackRock Large Cap Growth Fund – Class R	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,420,520	79.24%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Large Cap Growth Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	5,912,760	22.48%

	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY MODERATE GLIDEPATH 6-9 YEARS 100 BELLEVUE PARKWAY WILMINGTON DE 19809-3716	1,453,147	5.52%

	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY MODERATE GLIDEPATH 10-12 YEARS 100 BELLEVUE PARKWAY WILMINGTON DE 19809-3716	1,592,955	6.05%

	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY MODERATE GLIDEPATH 13-16 YEARS 100 BELLEVUE PARKWAY WILMINGTON DE 19809-3716	2,501,862	9.51%

	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY MODERATE GLIDEPATH 17+ YEARS 100 BELLEVUE PARKWAY WILMINGTON DE 19809-3716	2,018,282	7.67%

	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY MODERATE PORTFOLIO OPTION 100 BELLEVUE PKWY WILMINGTON DE 19809-3716	1,567,359	5.96%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY GROWTH PORTFOLIO OPTION 100 BELLEVUE PKWY WILMINGTON DE 19809-3716	4,071,091	15.47%

	**BLACKROCK ADVISORS LLC FBO OHIO TUITION TRUST AUTHORITY AGRESSIVE GROWTH PORTFOLIO OPTION 100 BELLEVUE PKWY WILMINGTON DE 19809-3716	1,746,006	6.64%

BlackRock Large Cap Growth Fund – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	33,661,285	81.42%

BlackRock Large Cap Growth Fund – Investor B	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	67,878	67.21%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	7,126	7.06%

BlackRock Large Cap Growth Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	14,026,085	83.14%

BlackRock Large Cap Growth Fund – Service	BNYM I S TRUST CO CUST IRA FBO RUTH J VAN HOUTEN 100 BELLEVUE PARKWAY WILMINGTON, DE 19809	7,768	6.30%

	**SAXON & CO. P.O. BOX 7780-1888 PHILADELPHIA PA 19182	14,491	11.76%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN STREET-2901 BOSTON MA 02111	10,377	8.42%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	25,125	20.38%

BlackRock Large Cap Value Fund – Class R	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,272,696	74.30%

BlackRock Large Cap Value Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	3,799,927	49.27%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	714,635	9.27%

	**LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	579,943	7.52%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	555,690	7.21%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	393,151	5.10%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	590,127	7.65%

BlackRock Large Cap Value Fund – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	6,755,890	46.96%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,093,793	7.60%

BlackRock Large Cap Value Fund – Investor B	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	25,237	21.95%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	12,645	11.00%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	33,160	28.84%

BlackRock Large Cap Value Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	6,720,213	69.96%

	**CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT (FBO) CUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	730,978	7.61%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	507,432	5.28%

BlackRock Large Cap Value Fund – Service	ALBERT YODAKIS JR 100 BELLEVUE PARKWAY WILMINGTON DE 19809	29,651	5.42%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	45,073	8.23%

BlackRock Large Cap Value Retirement Portfolio – Class K	STATE OF INDIANA TRUSTEE STATE OF INDIANA DEF COMP 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	3,743,967	42.02%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	MAC & CO P.O. BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230-3198	3,563,015	39.99%

	MAC & CO P.O. BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230-3198	1,371,591	15.39%

BlackRock Latin America Fund, Inc.
BlackRock Latin America Fund, Inc. – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	356,759	27.72%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	120,312	9.35%

	**TD AMERITRADE FBO FBO TDAMERITRADE P.O. BOX 226 OMAHA NE 68103	75,938	5.90%

	**UBS WM USA 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	148,799	11.56%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	238,068	18.50%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	76,308	5.93%

BlackRock Latin America Fund, Inc. – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,201,279	43.96%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	308,539	11.29%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	243,110	8.90%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	143,810	5.26%

BlackRock Latin America Fund, Inc. – Investor B	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	4,821	19.63%

	**CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT (FBO) CUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	3,339	13.60%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	3,466	14.11%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	1,352	5.50%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	4,837	19.70%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	2,356	9.60%

BlackRock Latin America Fund, Inc. – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	299,765	42.53%

	**FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	42,802	6.07%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	58,641	8.32%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	60,862	8.64%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	59,273	8.41%

BlackRock Liquidity Funds
California Money Fund – Admin	**PNC BANK ACI DEPT/REORG PO BOX 7780-1888 PHILADELPHIA PA 19182-0000	2,054,725	100.00%

California Money Fund – Dollar	**PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399-0000	1	100.00%

California Money Fund – Institutional	**UNION BANK 530 B STREET SUITE 203 SAN DIEGO CA 92101-0000	131,544,842	46.17%

	**CITIZENS BUSINESS BANK CITIZENS TRUST 701 N HAVEN AVE STE 350 ONTARIO CA 91764-0000	55,340,645	19.42%

	**FIRST AMERICAN TRUST COMPANY 5 FIRST AMERICAN WAY SANTA ANA CA 92707-0000	31,613,242	11.09%

	**PNC BANK ACI DEPT/REORG PO BOX 7780-1888 PHILADELPHIA PA 19182-0000	18,997,530	6.67%

	US BANK 1555 N RIVERCENTER DRIVE MILWAUKEE WI 53212-0000	14,362,079	5.04%

California Money Fund – Premier	**JPMORGANCHASE (BEAR STEARNS) 4 CHASE METROTECH CENTER BROOKLYN NY 11245-0000	10	100.00%

California Money Fund – Private Client	**JPMORGANCHASE (BEAR STEARNS) 4 CHASE METROTECH CENTER BROOKLYN NY 11245-0000	4,073,161	100.00%

California Money Fund – Select	**PERSHING LLC BENEFIT OF ITS CUSTOMERS ONE PERSHING PLAZA JERSEY CITY NJ 07399-0000	4,046,607	98.17%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Federal Trust Fund – Admin	**ING ONE ORANGE WAY WINDSOR CT 06066-0000	1	98.36%

Federal Trust Fund – Dollar	**JPMORGANCHASE RESOLUTE REINS ITS ESC AD 4 NEW YORK PLAZA 21TH F NEW YORK NY 10004-0000	884,131	100.00%

Federal Trust Fund – Institutional	**SEI TRUST COMPANY C/O CHOATE HALL & STEWART ONE FREEDOM VALLEY DRIVE OAKS PA 19456-0000	195,158,857	60.46%

	**BANC OF AMERICA SECURITIES (CIS) SMITH INC (INST) 200 NORTH COLLEGE ST 3RD CHARLOTTE NC 28255-0001	75,007,906	23.24%

	**PNC BANK ACI DEPT/REORG PO BOX 7780-1888 PHILADELPHIA PA 19182-0000	24,635,750	7.63%

FedFund – Admin	**WILMINGTON TRUST COMPANY 1100 N MARKET STREET RODNEY SQUARE NORTH WILMINGTON DE 19890-0001	303,567,772	87.64%

	**PNC BANK ACI DEPT/REORG PO BOX 7780-1888 PHILADELPHIA PA 19182-0000	41,741,599	12.05%

FedFund – Cash Management	**JEFFERIES & CO INC HARBORSIDE FINANCIAL CENT PLAZA III SUITE 705 JERSEY CITY NJ 07311-0000	21,594,868	71.34%

	**JEFFERIES & CO INC HARBORSIDE FINANCIAL CENT PLAZA III SUITE 705 JERSEY CITY NJ 07311-0000	4,929,611	16.28%

	**BANK OF AMERICA (LASALLE BANK) 135 S LASALLE STREET CHICAGO IL 60603-0000	3,747,652	12.38%

FedFund – Cash Reserve	**NCB, FSB 12601 MULHOLLAND DRIVE BEVERLY HILLS CA 90210-0000	3,688,358	63.43%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**NCB, FSB 12601 MULHOLLAND DRIVE BEVERLY HILLS CA 90210-0000	2,126,764	36.57%

FedFund – Dollar	**PNC BANK INV SERVICES/TWO PNC PLAZ 620 LIBERTY AVEP2-PTPP-32 PITTSBURGH PA 15265-0000	804,623,706	66.10%

	**WILMINGTON TRUST COMPANY 1100 N MARKET STREET RODNEY SQUARE NORTH WILMINGTON DE 19890-0001	265,144,165	21.78%

	**ZIONS FIRST NATIONAL BANK ONE SOUTH MAIN STREET SALT LAKE CITY UT 84133-1109	86,631,425	7.12%

FedFund – Institutional	**BANK OF NEW YORK 111 SANDERS CREEK PARKWAY EAST SYRACUSE NY 13057-0000	2,277,956,953	18.54%

	INTEL CORPORATION 2200 MISSION COLLEGE BLVD SANTA CLARA CA 95052-0000	1,000,000,000	8.14%

	US BANK 1555 N RIVERCENTER DRIVE MILWAUKEE WI 53212-0000	737,165,324	6.00%

	**STATE STREET GLOBAL 1776 HERITAGE DR JAB5W QUINCY MA 02170-0000	683,682,057	5.56%

	**NORTHERN TRUST CO 801 S CANAL STREET C5S CHICAGO IL 60607-0000	641,810,635	5.22%

	**FDIC NATIONAL RECEIVERSHIP ACCOUNT DOF TREASURY MGMT SECTION 3501 FAIRFAX DRIVE RM E50 ARLINGTON VA 22226-3500	631,279,002	5.14%

FedFund – Premier	**JPMORGANCHASE (BEAR STEARNS) 4 CHASE METROTECH CENTER BROOKLYN NY 11245-0000	139,661	100.00%

FedFund – Private Client	**JPMORGANCHASE (BEAR STEARNS) 4 CHASE METROTECH CENTER BROOKLYN NY 11245-0000	3,728,119	100.00%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
FedFund – Select	**PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399-0000	181,872,160	98.34%

MuniCash – Admin	**PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399-0000	1	100.00%

MuniCash – Dollar	**CITIZENS NATIONAL BANK ACCOUNT FUND P O BOX 911 MERIDIAN MS 39302-0911	1,825,711	92.87%

	**PNC ADVISORS/SERV AGENT IRREVOCABLE TRUST PO BOX 215 ZELIENOPLE PA 16063-0000	140,205	7.13%

MuniCash – Institutional	**PNC BANK ACI DEPT/REORG PO BOX 7780-1888 PHILADELPHIA PA 19182-0000	109,640,513	73.74%

	**RELIANCE TRUST COMPANY 1100 ABERNATHY ROAD 500 NORTHPARK STE 400 ATLANTA GA 30328-5646	13,122,023	8.83%

	DGY INVESTMENTS FIFTH & MAHANTONGO STREET POTTSVILLE PA 17901-0000	11,557,391	7.77%

MuniFund – Admin	**PNC BANK ACI DEPT/REORG PO BOX 7780-1888 PHILADELPHIA PA 19182-0000	420,676,116	93.20%

	**JPMORGANCHASE (BEAR STEARNS) 4 CHASE METROTECH CENTER BROOKLYN NY 11245-0000	27,915,872	6.18%

MuniFund – Cash Management	**ASSETMARK TRUST COMPANY FBO OTHER CUSTODIAL CLEIN 3200 N CENTRAL AVENUE 7TH PHOENIX AZ 85012-0000	2,270,921	97.94%

MuniFund – Dollar	METAVANTE 1800 NW LOOP 281 LONGVIEW TX 75604-0000	33,587,762	96.52%

MuniFund – Institutional	**PNC BANK ACI DEPT/REORG PO BOX 7780-1888 PHILADELPHIA PA 19182-0000	465,828,318	35.58%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**WELLS FARGO SECURITIES LLC BLDG 1B1 NC 0675 1525 WEST W T HARRIS BLVD CHARLOTTE NC 28262-0675	150,000,000	11.46%

	COUNTY OF SAN DIEGO 1600 PACIFIC HIGHWAY RM 1 SAN DIEGO CA 92101-0000	142,000,000	10.85%

	BANK OF NEW YORK 111 SANDERS CREEK PARKWAY EAST SYRACUSE NY 13057-0000	115,615,215	8.83%

MuniFund – Premier	**JPMORGANCHASE (BEAR STEARNS) 4 CHASE METROTECH CENTER BROOKLYN NY 11245-0000	1,044	100.00%

MuniFund – Private Client	**JPMORGANCHASE (BEAR STEARNS) 4 CHASE METROTECH CENTER BROOKLYN NY 11245-0000	1,648,602	100.00%

MuniFund – Select	**PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399-0000	10,421,502	100.00%

New York Money Fund – Admin	**PNC BANK ACI DEPT/REORG PO BOX 7780-1888 PHILADELPHIA PA 19182-0000	4,983,018	90.41%

	**STATE STREET BANK & TRUST 1200 CROWN COLONY DRIVE QUINCY MA 02169-0000	528,477	9.59%

New York Money Fund – Cash Management	**CITY NATIONAL BANK 400 NORTH ROXBURY DR STE BEVERLY HILLS CA 90210-0000	6,545,626	100.00%

New York Money Fund – Dollar	**PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399-0000	1	100.00%

New York Money Fund – Institutional	**BANK OF AMERICA 1201 MAIN STREET 9TH FLOO DALLAS TX 75202-0000	50,003,126	50.98%

	**SEI PRIVATE TRUST CO ONE FREEDOM VALLEY DRIVE OAKS PA 19456-0000	13,939,003	14.21%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**PNC BANK ACI DEPT/REORG PO BOX 7780-1888 PHILADELPHIA PA 19182-0000	10,750,183	10.96%

	**SEI TRUST COMPANY CITY NATIONAL BANK ONE FREEDOM VALLEY DRIVE OAKS PA 19456-0000	8,172,507	8.33%

New York Money Fund – Private Client	**JPMORGANCHASE (BEAR STEARNS) 4 CHASE METROTECH CENTER BROOKLYN NY 11245-0000	702,313	100.00%

New York Money Fund – Select	**PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399-0000	3,459,886	99.92%

TempCash – Admin	**PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399-0000	1	100.00%

TempCash – Dollar	LIBERTY MUTUAL (SAFECO) PLEDGOR 1191 SECOND AVE SUITE 30 SEATTLE WA 98101-0000	46,691,459	57.47%

	**PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399-0000	34,384,394	42.32%

TempCash – Institutional	**FIRST HAWAIIAN ONE FREEDOM VALLEY DRIVE OAKS PA 19456-0000	258,172,658	24.71%

	**JPMORGANCHASE THIRD PARTY INDY ACTIVE NON DISCLOSED 10410 HIGHLAND MANOR DR 3 TAMPA FL 33610-9128	196,078,124	18.76%

	**STATE STREET GLOBAL 1776 HERITAGE DR JAB5W QUINCY MA 02170-0000	142,392,231	13.63%

	**BANK OF NEW YORK 111 SANDERS CREEK PARKWAY EAST SYRACUSE NY 13057-0000	130,247,966	12.46%

	**MORGAN STANLEY & CO INC 1300 THAMES STREET 6TH FL BALTIMORE MD 21231-3495	60,749,399	5.81%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	AMERIHEALTH MERCY AIRPORT BUSINESS CENTER 200 STEVENS DRIVE STE 35 PHILADELPHIA PA 19113-0000	52,518,847	5.03%

TempFund – Admin	**PNC BANK ACI DEPT/REORG F6-F266-02 PO BOX 7780-1888 PHILADELPHIA PA 19182-0000	2,108,923,130	51.13%

	**DEUTSCHE BANK 5022 GATE PARKWAY SUITE 2 JACKSONVILLE FL 32256-0000	1,530,145,333	37.10%

	**DEUTSCHE BANK 5022 GATE PARKWAY SUITE 2 JACKSONVILLE FL 32256-0000	336,563,107	8.16%

TempFund – Cash Management	**CSC TRUST COMPANY OF DELAWARE 2711 CENTERVILLE ROAD WILMINGTON DE 19808-0000	343,972,999	84.44%

	**PNC BANK ACI DEPT/REORG PO BOX 7780-1888 PHILADELPHIA PA 19182-0000	24,466,950	6.01%

	**ING ONE ORANGE WAY WINDSOR CT 06066-0000	22,586,925	5.55%

TempFund – Cash Reserve	**DEUTSCHE BANK 5022 GATE PARKWAY SUITE 2 JACKSONVILLE FL 32256-0000	3,946,331	40.80%

	**ING ONE ORANGE WAY WINDSOR CT 06066-0000	2,688,514	27.80%

	**CITIZENS NATIONAL BANK ACCOUNT FUND P O BOX 911 MERIDIAN MS 39302-0911	1,997,967	20.66%

	**EXCHANGE BANK 440 AVIATION BLVD SANTA ROSA CA 95403-0000	960,164	9.93%

TempFund – Dollar	**ASSETMARK TRUST COMPANY FBO OTHER CUSTODIAL CLEIN 3200 N CENTRAL AVENUE 7TH PHOENIX AZ 85012-0000	971,806,815	52.61%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**UNION BANK 530 B STREET SUITE 203 SAN DIEGO CA 92101-0000	442,410,427	23.95%

	**WILMINGTON TRUST COMPANY 1100 N MARKET STREET RODNEY SQUARE NORTH WILMINGTON DE 19890-0001	184,430,930	9.99%

	**BANK OF NEW YORK 111 SANDERS CREEK PARKWAY EAST SYRACUSE NY 13057-0000	171,876,543	9.31%

TempFund – Institutional	**BANK OF NEW YORK 111 SANDERS CREEK PARKWAY EAST SYRACUSE NY 13057-0000	14,404,264,747	24.36%

	**STATE STREET BANK CLIENTS 1776 HERITAGE DR QUINCY MA 02170-0000	3,112,215,635	5.26%

TempFund – Premier	**JPMORGANCHASE (BEAR STEARNS) 4 CHASE METROTECH CENTER BROOKLYN NY 11245-0000	11,475,179	100.00%

TempFund – Private Client	**JPMORGANCHASE (BEAR STEARNS) 4 CHASE METROTECH CENTER BROOKLYN NY 11245-0000	9,389,540	100.00%

TempFund – Select	**PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399-0000	167,989,720	89.58%

	**JPMORGANCHASE (BEAR STEARNS) 4 CHASE METROTECH CENTER BROOKLYN NY 11245-0000	19,548,219	10.42%

T-Fund – Admin	**WILMINGTON TRUST COMPANY 1100 N MARKET STREET RODNEY SQUARE NORTH WILMINGTON DE 19890-0001	4,741	99.99%

T-Fund – Cash Management	**UNION BANK 530 B STREET SUITE 203 SAN DIEGO CA 92101-0000	361,240,248	40.76%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**JEFFERIES & CO INC HARBORSIDE FINANCIAL CENT PLAZA III SUITE 705 JERSEY CITY NJ 07311-0000	244,317,065	27.57%

	**JEFFERIES & CO INC HARBORSIDE FINANCIAL CENT PLAZA III SUITE 705 JERSEY CITY NJ 07311-0000	174,912,277	19.74%

	**CSC TRUST COMPANY OF DELAWARE 2711 CENTERVILLE ROAD WILMINGTON DE 19808-0000	74,032,882	8.35%

T-Fund – Cash Reserve	**FIRST REPUBLIC BANK 111 PINE ST SAN FRANCISCO CA 94111-0000	10	100.00%

T-Fund – Dollar	**UNION BANK 530 B STREET SUITE 203 SAN DIEGO CA 92101-0000	645,537,772	66.25%

	**WILMINGTON TRUST COMPANY 1100 N MARKET STREET RODNEY SQUARE NORTH WILMINGTON DE 19890-0001	173,394,386	17.80%

	**STIFEL NICOLAUS & CO INC 501 NORTH BROADWAY SAINT LOUIS MO 63102-0000	74,396,209	7.64%

T-Fund – Institutional	**BANK OF NEW YORK 111 SANDERS CREEK PARKWAY EAST SYRACUSE NY 13057-0000	3,970,478,540	19.45%

	**STATE STREET GLOBAL 1776 HERITAGE DR JAB5W QUINCY MA 02170-0000	3,002,558,565	14.71%

	**UNION BANK 530 B STREET SUITE 203 SAN DIEGO CA 92101-0000	1,226,333,398	6.01%

	**BNY MELLON 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-0001	1,027,612,206	5.03%

T-Fund – Select	**PERSHING LLC BENEFIT OF ITS CUSTOMERS ONE PERSHING PLAZA JERSEY CITY NJ 07399-0000	206,060,658	84.06%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**JPMORGANCHASE (BEAR STEARNS) 4 CHASE METROTECH CENTER BROOKLYN NY 11245-0000	39,082,215	15.94%

Treasury Trust Fund – Admin	**PNC BANK ACI DEPT/REORG F6-F266-02 PO BOX 7780-1888 PHILADELPHIA PA 19182-0000	85,595,961	49.95%

	**PERSHING LLC BENEFIT OF ITS CUSTOMERS ONE PERSHING PLAZA JERSEY CITY NJ 07399-0000	53,671,039	31.32%

	**DEUTSCHE BANK 5022 GATE PARKWAY SUITE 2 JACKSONVILLE FL 32256-0000	32,077,300	18.72%

Treasury Trust Fund – Cash Management	**US BANK 1555 N RIVERCENTER DRIVE MILWAUKEE WI 53212-0000	6,301,210	53.03%

	**BANK OF AMERICA (LASALLE BANK) 135 S LASALLE STREET CHICAGO IL 60603-0000	3,000,000	25.25%

	**GIBRALTER BANK (VIA SEI TRUST CO) C/O GIBRALTAR BANK ONE FREEDOM VALLEY DRIVE OAKS PA 19456-0000	2,581,394	21.72%

Treasury Trust Fund – Dollar	**PNC BANK INV SERVICES/TWO PNC PLAZA 620 LIBERTY AVE P2-PTPP-3 PITTSBURGH PA 15265-0000	223,459,136	67.15%

	**WILMINGTON TRUST COMPANY 1100 N MARKET STREET RODNEY SQUARE NORTH WILMINGTON DE 19890-0001	28,964,258	8.70%

	**STATE STREET BANK & TRUST 1200 CROWN COLONY DRIVE QUINCY MA 02169-0000	27,710,685	8.33%

	**UBS SECURITIES LLC 677 WASHINGTON BLVD STAMFORD CT 06901-0000	21,758,952	6.54%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Treasury Trust Fund – Institutional	**BANK OF NEW YORK 111 SANDERS CREEK PARKWAY EAST SYRACUSE NY 13057-0000	4,381,322,084	30.76%

	**BANK OF AMERICA 1201 MAIN STREET 9TH FLOO DALLAS TX 75202-0000	2,938,197,306	20.63%

	**BANC OF AMERICA SECURITIES (CIS) SMITH INC (INST) 200 NORTH COLLEGE ST 3RD CHARLOTTE NC 28255-0001	979,098,951	6.87%

	**DEUTSCHE BANK 5022 GATE PARKWAY SUITE 2 JACKSONVILLE FL 32256-0000	750,016,705	5.27%

Treasury Trust Fund – Select	**PERSHING LLC BENEFIT OF ITS CUSTOMERS ONE PERSHING PLAZA JERSEY CITY NJ 07399-0000	26,247,785	100.00%

BlackRock Pacific Fund, Inc.
BlackRock Pacific Fund, Inc. – Class R	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	142,027	46.95%

	**DWS TRUST CO TTEE MULTICULTURAL RADIO BROADCASTING INC 401K SAVINGS PLAN PO BOX 1757 SALEM NH 03079	31,973	10.57%

	**MATRIX TRUST COMPANY AS TTEE FBO MAGNUM HUNTER RESOURCES PO BOX 52129 PHOENIX AZ 85072	29,527	9.76%

	**RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF P.O. BOX 48529 ATLANTA GA 30362	19,215	6.35%

BlackRock Pacific Fund, Inc. – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	4,377,032	60.09%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	366,294	5.03%

BlackRock Pacific Fund, Inc. – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	4,774,729	65.60%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	386,035	5.30%

BlackRock Pacific Fund, Inc. – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,475,726	68.55%

	**MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	182,379	8.47%

BlackRock Series, Inc.
BlackRock International Fund – Class R	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	1,352,497	87.77%

BlackRock International Fund – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	3,631,912	39.84%

	**CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	1,397,575	15.33%

	**NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	932,618	10.23%

	**PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	1,380,643	15.14%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock International Fund – Investor A	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	18,175,309	88.91%

BlackRock International Fund – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	9,617,207	92.51%

BlackRock Small Cap Growth Fund II – Class R	**HARTFORD LIFE INSURANCE COMPANY PO BOX 2999 HARTFORD CT 06104-2999	568,861	28.57%

	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	687,665	34.54%

	**RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF P.O. BOX 48529 ATLANTA GA 30362	211,683	10.63%

BlackRock Small Cap Growth Fund II – Institutional	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	3,913,926	78.17%

	**PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 766 I.U.O.E. LOCAL 14-14B 141-57 NORTHERN BLVD FLUSHING NY 11354	522,182	10.43%

BlackRock Small Cap Growth Fund II – Investor A	**HARTFORD LIFE INSURANCE COMPANY PO BOX 2999 HARTFORD CT 06104-2999	465,014	8.15%

	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	4,057,823	71.09%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Small Cap Growth Fund II – Investor C	**MERRILL LYNCH PIERCE FENNER & SMITH 4800 E DEERLAKE DRIVE 3RD FLR JACKSONVILLE FL 32246-6484	3,108,959	81.12%

Funds for Institutions Series
FFI Government Fund –	SEE’S CANDY SHOPS INCORPORATED 210 EL CAMINO REAL S SAN FRAN CA 94080-5998	67,355,807	6.27%

	STATER BROS PO BOX 150 SN BERNRDNO CA 92402-0150	91,824,522	8.54%

	**MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	154,056,082	14.33%

	**MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	192,383,930	17.90%

	JOHNS MANVILLE CORPORATION BANKING & FINANCE 717 17TH ST DENVER CO 80202-3332	92,923,220	8.65%

FFI Institutional Fund –	**MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	115,288,777	7.06%

	PRIMECAP MANAGEMENT CO 225 S LAKE AVE STE 400 PASADENA CA 91101-3010	101,146,996	6.19%

	CVS HEALTH CORPORATION 1 CVS DR WOONSOCKET RI 02895-6146	140,000,000	8.57%

	**MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	382,497,861	23.41%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
FFI Institutional Tax-Exempt Fund –	BLACKROCK NATIONAL MUNICIPAL FUND (BR-NATL) MAILSTOP DEL-02-1 100 BELLEVUE PKWY WILMINGTON DE 19809-3700	382,120,801	26.12%

	**MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	523,928,732	35.81%

	BLACKROCK MUNICIPAL TARGET TERM TRUST (BTT) MAILSTOP DEL 02-1 100 BELLEVUE PKWY WILMINGTON DE 19809-3700	152,770,859	10.44%

FFI Premier Institutional Fund –	**MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	636,461,128	15.18%

	SWINERTON INCORPORATED 2300 CLAYTON RD FL 8 CONCORD CA 94520-2166	405,235,392	9.67%

	CVS HEALTH CORPORATION 1 CVS DR WOONSOCKET RI 02895-6146	283,100,091	6.75%

	**MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	1,521,326,246	36.28%

	MARIL & CO 11270 WEST PARK PLACE MILWAUKEE WI 53224-3623	282,365,517	6.73%

FFI Select Institutional Fund –	**MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	291,781,340	19.79%

	NATIONAL GUARDIAN LIFE INSURANCE CO 2 E GILMAN ST INVESTMENT DEPT PO BOX 1191 MADISON WI 53701-1191	94,954,177	6.44%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	PLAINS COTTON COOPERATIVE ASSN 3301 E 50TH ST LUBBOCK TX 79404-4331	83,402,834	5.66%

	PDL BIOPHARMA INC 932 SOUTHWOOD BLVD INCLINE VLG NV 89451-7413	176,675,402	11.98%

	WATERFALL EDEN MASTER FUND LTD USA 1140 AVENUE OF THE AMERICAS FL 7 NEW YORK NY 10036-5803	184,050,830	12.48%

	WATERFALL DELTA OFFSHORE MASTER FUND LTD USA 1140 AVENUE OF THE AMERICAS FL 7 NEW YORK NY 10036-5803	94,564,419	6.41%

	PUBLIC SERVICE ELECTRIC & GAS PO BOX 330 NEWARK NJ 07101-0330	75,000,000	5.09%

FFI Treasury Fund –	**MIDLAND LOAN SERVICES A DIVISION OF PNC BANK NATL ASSOC 10851 MASTIN ST STE 300 OVERLAND PARK KS 66210-1690	134,770,288	7.85%

	**MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	798,610,200	46.54%

	KSWO TELEVISION COMPANY INC PO BOX 548 LAWTON OK 73502-0548	160,343,518	9.34%

Ready Assets Prime Money Fund	**MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	2,096,910,782	99.25%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Ready Assets U.S. Treasury Money Fund	**MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	167,277,826	100.00%

Ready Assets U.S.A Government Money Fund	**MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	70,017,703	99.99%

Retirement Series Trust
Retirement Reserves Money Fund Class I	**MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	1,051,910,388	100.00%

Retirement Reserves Money Fund Class II	**MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	27,833,370	100.00%

**	Indicates record holders that do not beneficially hold the shares.

Eq. Liq. – Governance and Nominating

As amended through February 18, 2015

Appendix K – Joint Governance and Nominating Committee Charter

of the BlackRock Funds

in the Equity-Liquidity Complex

A. Background

Each of the investment companies managed by BlackRock Advisors, LLC (together with its affiliates, “BlackRock”) in the Equity-Liquidity Complex is referred to as the “Fund”; the Board of Directors/Trustees of the Fund is referred to as the “Board of Directors” or the “Board” and its members are referred to as the “Directors”; and the Directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Fund are referred to as the “Independent Directors.” The Board of Directors, including at least a majority of the Independent Directors, has adopted this Charter. The Governance and Nominating Committee is referred to as the “Committee.”

B. Purposes of the Committee

The purposes of the Committee are to:

(1) Support the Independent Directors in pursuing the best interests of the Fund and its shareholders.

(2) Identify individuals qualified to serve as Independent Directors.

(3) Advise the Board of Directors with respect to Board composition, procedures and committees (other than the Audit Committee).

(4) Oversee periodic self-assessments of the Board of Directors and committees of the Board of Directors (other than the Audit Committee).

(5) Monitor corporate governance matters and make recommendations in respect thereof to the Board of Directors.

(6) Act as the administrative committee with respect to Board of Directors policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Directors.

(7) Review and make recommendations in respect of Independent Director compensation.

C. Composition of the Committee

The Committee will have at least three members, all of whom will be Independent Directors. The members and the Chair of the Committee will be determined annually by vote of the Independent Directors. The Chair of the Committee will be referred to herein as the “Chair.” The Chairman of the Board may designate an acting chair in the absence of the Chair.

D. Chair; Functions of the Chair

The Chair will have the following responsibilities:

(1) The Chair will preside at all meetings of the Committee. Any designated alternate will preside in the Chair’s absence.

(2) The Chair will be responsible for meeting agendas.

(3) The Chair will coordinate with the chairs of other committees as appropriate.

(4) The Chair, reflecting the views of Committee members, will engage BlackRock in a dialogue on the scope and contents of materials furnished to the Committee.

(5) The Chair will assist in identifying and bringing to the attention of the Chairman of the Board issues that should be considered by the Board of Directors, the Independent Directors or any other committee.

(6) At meetings of the Board of Directors, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions of the Committee.

(7) The Chair will coordinate with counsel for the Funds on matters requiring legal advice, and will coordinate with counsel to the Independent Directors on matters involving conflicts of interest with BlackRock.

E. Meetings and Procedures of the Committee

(1) The Committee will generally meet on a quarterly basis, or more frequently as called by the Chair. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) The Committee may determine its own rules of procedure, which shall be consistent with the charter document of the Fund, the bylaws of the Fund and this Charter.

(3) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Committee members required for approval at a meeting consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(4) The Committee may request that any Director, officer or employee of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee will cause to be kept written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund.

(6) Meetings of the Committee will be open to all Independent Directors.

F. Particular Actions of the Committee

(1) Board Candidates and Nominees. The Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

(a)	Make recommendations to the Independent Directors as to criteria for evaluating potential nominees. (The present criteria are attached as Annex A.)

(b)	Recommend Independent Director nominees for election by the shareholders or appointment by the Board. In assessing candidates for the office of Independent Director the Committee shall give appropriate weight to the criteria referred to in clause (a) above.

(c)	Review the suitability for continued service as a director of each Independent Director when his or her term expires and at such other times as the Committee deems necessary or appropriate, and recommend whether or not the Independent Director should be re-nominated.

(2) Board Composition and Procedures. The Committee shall have the following goals and responsibilities with respect to the composition and procedures of the Board as a whole:

(a)	Review periodically with the Board the size and composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Directors required by law.

(b)	Make recommendations on the frequency and structure of Board meetings.

(c)	Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(d)	Make recommendations on the requirements for, and means of, Board orientation and training.

(3) Corporate Governance. The following shall be the goals and responsibilities of the Committee with respect to governance matters:

(a)	Consider any corporate governance issues that arise from time to time, and develop appropriate recommendations for the Board.

(b)	Monitor compliance with, and act as the administrative committee with respect to, the provisions of the Code of Ethics pursuant to Rule 17j-1(c) under the 1940 Act as they apply to the Independent Directors.

(c)	Provide oversight of Fund counsel.

(4) Board Committees. The following shall be the goals and responsibilities of the Committee with respect to the committee structure of the Board. The following provisions shall not apply to the Audit Committee, which will be supervised by the Board:

(a)	Make recommendations to the Board regarding the size and composition of each committee of the Board, including the identification of individuals to serve as members of a committee, and recommend individual Directors to fill any vacancy that might occur on a committee.

(b)	Monitor the functioning of the committees of the Board and make recommendations for any changes, including the creation or elimination of committees, the orientation of committee members and the annual review, if any, performed by each committee.

(c)	Recommend that the Board establish such special committees as may be desirable or necessary from time to time.

(5) Self-Assessment of the Board. The Committee shall be responsible for overseeing the annual self-assessment of the Board. The Committee shall address all matters that the Committee considers relevant to the Board’s performance.

The Committee shall report to the Board on the results of its evaluation, including any recommended amendments to the principles of corporate governance, and any recommended changes to the Fund’s or the Board’s policies or procedures.

G. Self-Assessment of the Committee

The Committee shall, on an annual basis, assess its performance. The Committee shall address matters that the Committee considers relevant to its performance.

The Committee shall report to the Board on an annual basis on the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Fund’s or the Board’s policies or procedures.

The Committee may from time to time recommend to the Board such amendments to this Charter as the Committee determines to be necessary or appropriate.

H. Consultants; Investigations and Studies; Outside Advisers

The Committee will have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Fund’s expense, such independent counsel or other advisers as it deems necessary. The Committee may call upon the Fund’s independent accountants (with the concurrence of the Audit Committee) or other third parties for such fact-finding and analysis as may be appropriate in light of the objectives of this Charter.

Note: Solely for the sake of clarity and simplicity, this Joint Governance and Nominating Committee Charter has been drafted as if there is a single Fund, a single Audit Committee, a single Governance and Nominating Committee and a single Board. The terms “Audit Committee,” “Governance and Nominating Committee” and “Board” mean each “Audit Committee,” “Governance and Nominating Committee” and “Board” as it relates to the respective Fund, unless the context otherwise requires. Each Audit Committee, Governance and Nominating Committee and Board of each Fund shall act separately and in the best interests of such Fund.

Annex A

Statement of Policy on Criteria

for Selecting Independent Directors

The Governance and Nominating Committee has adopted this Statement of Policy to memorialize its views as to the appropriate criteria for selecting Independent Directors of the Fund.

A. The Governance and Nominating Committee expects that all candidates will have the following characteristics:

•	Unquestioned personal integrity.

•	The candidate may not be an “interested person” of BlackRock or its affiliates within the meaning of the Investment Company Act of 1940.

•

The candidate should have no material relationship that could create an appearance of lack of independence in respect of BlackRock and its affiliates. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others).

•

The candidate needs the disposition to act independently in fact in respect of BlackRock and its affiliates. It is expected that Independent Directors will play an active and, if necessary, an adversarial role in pursuing the best interests of the Fund and shareholders.

•	The candidate needs to be able to attend six meetings per year. The effect of this requirement is to limit the number of other boards on which a candidate can participate.

•

The candidate needs to have demonstrated sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues.

•	The candidate should have sufficient financial or accounting knowledge to add value in the complex financial environment of the Fund.

•

Candidates should have experience on corporate and other boards. This helps assure that they have other exposure to current governance issues and business practices. Candidates should not, however, have board memberships or other relationships that could result in business or regulatory conflicts with the Fund.

•	The candidate needs the capacity for the hard work and attention to detail that is required in light of the Fund’s complex regulatory, operational and marketing setting.

B. The following characteristics are desirable, but not mandatory:

•	The candidate should have the ability to serve seven or more years before reaching mandatory retirement age.

•	The candidate should have diversity of interests evidenced by participation in community, charitable or other similar activities.

C. The following are desirable characteristics of the Independent Directors as a group:

•	The Independent Directors will generally be drawn from the ranks of respected and accomplished senior business, government, professional and academic leaders.

•	The Independent Directors will strive to achieve diversity in terms of gender, race and geographic location.

•

The Independent Directors as a whole should reflect a diversity of experience. At least one Independent Director will be a “financial expert,” as such term is defined by the SEC. The Governance and Nominating Committee will strive to achieve a balance of experience of Independent Directors in respect of industries, management roles and other experience.

EASY VOTING OPTIONS:

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PROXY	PROXY

BBIF Government Securities Fund

BBIF Money Fund

BBIF Tax-Exempt Fund

BBIF Treasury Fund

BIF Government Securities Fund

BIF Money Fund

BIF Multi-State Municipal Series Trust

BIF Tax-Exempt Fund

BIF Treasury Fund

BlackRock Emerging Markets Fund, Inc.

BlackRock Financial Institutions Series Trust

BlackRock Funds

BlackRock Funds III

BlackRock Index Funds, Inc.

BlackRock Large Cap Series Funds, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Liquidity Funds

BlackRock Master LLC

BlackRock Pacific Fund, Inc.

BlackRock Series, Inc.

Funds For Institutions Series

Master Government Securities LLC

Master Institutional Money Market LLC

Master Investment Portfolio

Master Large Cap Series LLC

Master Money LLC

Master Tax-Exempt LLC

Master Treasury LLC

Quantitative Master Series LLC

Ready Assets Prime Money Fund

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S. Treasury Money Fund

Retirement Series Trust

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

FEBRUARY 8, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF

DIRECTORS/TRUSTEES

The undersigned hereby appoints Benjamin Archibald, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named funds held of record by the undersigned on December 11, 2015 at the Joint Special Meeting of Shareholders of each Fund to be held on February 8, 2016 or at any adjournments, postponements or delays thereof. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-[ ]

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature
Signature of joint owner, if any
Date

1.	To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. David O. Beim	02. Susan J. Carter	☐	☐	☐
03. Collette Chilton	04. Neil A. Cotty
05. Matina S. Horner	06. Rodney D. Johnson
07. Cynthia A. Montgomery	08. Joseph P. Platt
09. Robert C. Robb, Jr.	10. Mark Stalnecker
11. Kenneth L. Urish	12. Claire A. Walton
13. Frederick W. Winter	14. Barbara G. Novick
15. John M. Perlowski

2.	To Provide Voting Instructions for Feeder Fund for the Election of Board Members of Master Fund: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. David O. Beim	02. Susan J. Carter	☐	☐	☐
03. Collette Chilton	04. Neil A. Cotty
05. Matina S. Horner	06. Rodney D. Johnson
07. Cynthia A. Montgomery	08. Joseph P. Platt
09. Robert C. Robb, Jr.	10. Mark Stalnecker
11. Kenneth L. Urish	12. Claire A. Walton
13. Frederick W. Winter	14. Barbara G. Novick
15. John M. Perlowski

3.	To Provide Voting Instructions to BlackRock Balanced Capital Fund, Inc. for the Election of Board Members of Master Large Cap Series LLC: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. David O. Beim	02. Susan J. Carter	☐	☐	☐
03. Collette Chilton	04. Neil A. Cotty
05. Matina S. Horner	06. Rodney D. Johnson
07. Cynthia A. Montgomery	08. Joseph P. Platt
09. Robert C. Robb, Jr.	10. Mark Stalnecker
11. Kenneth L. Urish	12. Claire A. Walton
13. Frederick W. Winter	14. Barbara G. Novick
15. John M. Perlowski